Exhibit 10.2

================================================================================








             J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.,

                                   PURCHASER,

                                    CIBC INC.

                                     SELLER

                        MORTGAGE LOAN PURCHASE AGREEMENT

                            Dated as of June 14, 2007

                                 $1,464,514,801

                            Fixed Rate Mortgage Loans

                               Series 2007-CIBC19








================================================================================

               This Mortgage Loan Purchase Agreement (this "Agreement"), dated as of June 14, 2007, is between J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser (the "Purchaser"), and CIBC Inc., as seller ("CIBC" or the "Seller").

               Capitalized terms used in this Agreement not defined herein shall have the meanings ascribed to them in the pooling and servicing agreement, dated as of June 14, 2007 (the "Pooling and Servicing Agreement"), among the Purchaser, as depositor (the "Depositor"), Capmark Finance Inc., as a master servicer ("Capmark"), Wells Fargo Bank, N.A. ("Wells Fargo" and, together with Capmark, the "Master Servicers"), LNR Partners, Inc., as special servicer (the "Special Servicer") and LaSalle Bank National Association, as trustee (in such capacity, the "Trustee") and as paying agent (in such capacity, the "Paying Agent"), pursuant to which the Purchaser will sell the Mortgage Loans (as defined herein) to a trust fund and certificates representing ownership interests in the Mortgage Loans will be issued by the trust fund. For purposes of this Agreement, the term "Mortgage Loans" refers to the mortgage loans listed on Exhibit A and the term "Mortgaged Properties" refers to the properties securing such Mortgage Loans.

               The Purchaser and the Seller wish to prescribe the manner of sale of the Mortgage Loans from the Seller to the Purchaser and in consideration of the premises and the mutual agreements hereinafter set forth, agree as follows:

               SECTION 1. Sale and Conveyance of Mortgages; Possession of Mortgage File. Effective as of the Closing Date and upon receipt of the purchase price set forth in the immediately succeeding paragraph, the Seller does hereby sell, transfer, assign, set over and convey to the Purchaser, without recourse, all of its right, title, and interest (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase Agreement, dated as of the date hereof, between Wells Fargo and the Seller) in and to the Mortgage Loans described in Exhibit A, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest first due on the Mortgage Loans on or before the Cut-off Date). Upon the sale of the Mortgage Loans, the ownership of each related Mortgage Note, the Mortgage and the other contents of the related Mortgage File will be vested in the Purchaser and immediately thereafter the Trustee and the ownership of records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Seller (other than the records and documents described in the proviso to Section 3(a) hereof) shall immediately vest in the Purchaser and immediately thereafter the Trustee. The Seller's records will accurately reflect the sale of each Mortgage Loan to the Purchaser. The Depositor will sell the Class A-1, Class A-2, Class A-3, Class A-4, Class A-SB, Class A-1A, Class X, Class A-M, Class A-J, Class B, Class C, Class D and Class E Certificates (the "Offered Certificates") to the underwriters specified in the underwriting agreement, dated June 5, 2007 (the "Underwriting Agreement"), between the Depositor and J.P. Morgan Securities Inc. ("JPMSI") for itself and as representative of CIBC World Markets Corp. ("CIBCWMC") and Bear, Stearns & Co. Inc. (together with JPMSI and CIBCWMC, the "Underwriters"), and the Depositor will sell the Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class P, Class Q and Class NR Certificates (the "Private Certificates") to JPMSI, as the initial purchaser (together with the Underwriters, the "Dealers") specified in the certificate purchase agreement, dated June 5, 2007 (the "Certificate Purchase Agreement"), between the Depositor and JPMSI.

               The sale and conveyance of the Mortgage Loans is being conducted on an arms-length basis and upon commercially reasonable terms. As the purchase price for the Mortgage Loans, the Purchaser shall pay to the Seller or at the Seller's direction $1,454,338,547 (which amount is inclusive of accrued interest) in immediately available funds minus the costs set forth in Section 9 hereof. The purchase and sale of the Mortgage Loans shall take place on the Closing Date.

               SECTION 2. Books and Records; Certain Funds Received After the Cut-off Date. From and after the sale of the Mortgage Loans to the Purchaser, record title to each Mortgage and the related Mortgage Note shall be transferred to the Trustee in accordance with this Agreement. Any funds due after the Cut-off Date in connection with a Mortgage Loan received by the Seller shall be held in trust for the benefit of the Trustee as the owner of such Mortgage Loan and shall be transferred promptly to the Trustee. All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date (only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

               The transfer of each Mortgage Loan shall be reflected on the Seller's balance sheets and other financial statements as a sale of the Mortgage Loans by the Seller to the Purchaser. The Seller intends to treat the transfer of each Mortgage Loan to the Purchaser as a sale for tax purposes.

               The transfer of each Mortgage Loan shall be reflected on the Purchaser's balance sheets and other financial statements as the purchase of the Mortgage Loans by the Purchaser from the Seller. The Purchaser intends to treat the transfer of each Mortgage Loan from the Seller as a purchase for tax purposes.

               SECTION 3. Delivery of Mortgage Loan Documents; Additional Costs and Expenses. (a) The Purchaser hereby directs the Seller, and the Seller hereby agrees, upon the transfer of the Mortgage Loans contemplated herein, to deliver on the Closing Date to the Trustee or a Custodian appointed thereby, all documents, instruments and agreements required to be delivered by the Purchaser to the Trustee with respect to the Mortgage Loans under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement, and meeting all the requirements of such Sections 2.01(b) and (c), and such other documents, instruments and agreements as the Purchaser or the Trustee shall reasonably request and which are in the Seller's possession or under the Seller's control. In addition, the Seller agrees to deliver or cause to be delivered to Wells Fargo, the Servicing File for each Mortgage Loan transferred pursuant to this Agreement; provided that the Seller shall not be required to deliver any draft documents, privileged or internal communications or credit underwriting or due diligence analyses or data.

               (b) With respect to the transfer described in Section 1 hereof, if the Mortgage Loan documents do not require the related Mortgagor to pay any costs and expenses relating to any modifications to a related letter of credit which modifications are required to effectuate such transfer (the "Transfer Modification Costs"), then the Seller shall pay the Transfer Modification Costs required to transfer the letter of credit to the Purchaser as described in such
Section 1; provided that if the Mortgage Loan documents require the related Mortgagor to pay any Transfer Modification Costs, such Transfer Modification Costs shall be an expense of the Mortgagor unless such Mortgagor fails to pay such Transfer Modification Costs after Wells Fargo, consistent with its obligations under the Pooling and Servicing Agreement, has exercised reasonable efforts to collect such Transfer Modification Costs from such Mortgagor, in which case Wells Fargo shall give the Seller notice of such failure and the Seller shall pay such Transfer Modification Costs.

               SECTION 4. Treatment as a Security Agreement. The Seller, concurrently with the execution and delivery hereof, has conveyed to the Purchaser, all of its right, title and interest in and to the Mortgage Loans. The parties intend that such conveyance of the Seller's right, title and interest in and to the Mortgage Loans pursuant to this Agreement shall constitute a purchase and sale and not a loan. If such conveyance is deemed to be a pledge and not a sale, then the parties also intend and agree that the Seller shall be deemed to have granted, and in such event does hereby grant, to the Purchaser, a first priority security interest in all of its right, title and interest in, to and under the Mortgage Loans, all payments of principal or interest on such Mortgage Loans due after the Cut-off Date, all other payments made in respect of such Mortgage Loans after the Cut-off Date (except to the extent such payments were due on or before the Cut-off Date) and all proceeds thereof and that this Agreement shall constitute a security agreement under applicable law. If such conveyance is deemed to be a pledge and not a sale, the Seller consents to the Purchaser hypothecating and transferring such security interest in favor of the Trustee and transferring the obligation secured thereby to the Trustee.

               SECTION 5. Covenants of the Seller. The Seller covenants with the Purchaser as follows:

               (a) it shall record or cause a third party to record in the appropriate public recording office for real property the intermediate assignments of the Mortgage Loans and the Assignments of Mortgage from the Seller to the Trustee in connection with the Pooling and Servicing Agreement. All recording fees relating to the initial recordation of such intermediate assignments and Assignments of Mortgage shall be paid by the Seller;

               (b) it shall take any action reasonably required by the Purchaser, the Trustee or Wells Fargo, in order to assist and facilitate in the transfer of the servicing of the Mortgage Loans to Wells Fargo, including effectuating the transfer of any letters of credit with respect to any Mortgage Loan to Wells Fargo on behalf of the Trustee for the benefit of Certificateholders. Prior to the date that a letter of credit with respect to any Mortgage Loan is transferred to Wells Fargo, the Seller will cooperate with the reasonable requests of Wells Fargo or Special Servicer, as applicable, in connection with effectuating a draw under such letter of credit as required under the terms of the related Mortgage Loan documents; and

               (c) if, during such period of time after the first date of the public offering of the Offered Certificates as in the opinion of counsel for the Underwriters, a prospectus relating to the Offered Certificates is required by applicable law to be delivered in connection with sales thereof by an Underwriter or a dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus Supplement, including Annex A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, in order to make the statements therein, in the light of the circumstances when the Prospectus Supplement is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus Supplement, including Annex A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, to comply with applicable law, the Seller shall do all things necessary to assist the Depositor to prepare and furnish, at the expense of the Seller (to the extent that such amendment or supplement relates to the Seller, the Mortgage Loans listed on Exhibit A and/or any information relating to the same, as provided by the Seller), to the Underwriters such amendments or supplements to the Prospectus Supplement as may be necessary, so that the statements in the Prospectus Supplement as so amended or supplemented, including Annex A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus Supplement, including Annex A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, will comply with applicable law. All terms used in this clause (c) and not otherwise defined herein shall have the meaning set forth in the Indemnification Agreement, dated as of June 5, 2007 between the Purchaser and the Seller (the "Indemnification Agreement").

               SECTION 6. Representations and Warranties.

               (a) The Seller represents and warrants to the Purchaser as of the Closing Date that:

                     (i) it is a Delaware corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware;

                     (ii) it has the power and authority to own its property and to carry on its business as now conducted;

                     (iii) it has the power to execute, deliver and perform this Agreement;

                     (iv) it is duly qualified to transact business in the State of New York. The Seller is in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary so that a subsequent holder of the related Mortgage Loan (including, without limitation, the Purchaser) that is in compliance with the laws of such state would not be prohibited from enforcing such Mortgage Loan solely by reason of any non-compliance by the Seller;

                     (v) the execution, delivery and performance of this Agreement by the Seller has been duly authorized by all requisite action by the Seller's board of directors and will not violate or breach any provision of its organizational documents;

                     (vi) this Agreement has been duly executed and delivered by the Seller and constitutes a legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms (except as enforcement thereof may be limited by bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and by general equitable principles regardless of whether enforcement is considered in a proceeding in equity or at law);

                     (vii) there are no legal or governmental proceedings pending to which the Seller is a party or of which any property of the Seller is the subject which, if determined adversely to the Seller, would reasonably be expected to adversely affect (A) the transfer of the Mortgage Loans and the Mortgage Loan documents, (B) the execution and delivery by the Seller or enforceability against the Seller of the Mortgage Loans or this Agreement, or (C) the performance of the Seller's obligations hereunder;

                     (viii) it has no actual knowledge that any statement, report, officer's certificate or other document prepared and furnished or to be furnished by the Seller in connection with the transactions contemplated hereby (including, without limitation, any financial cash flow models and underwriting file abstracts furnished by the Seller) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading;

                     (ix) it is not, nor with the giving of notice or lapse of time or both would be, in violation of or in default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it or any of its properties is bound, except for violations and defaults which individually and in the aggregate would not have a material adverse effect on the transactions contemplated herein; the sale of the Mortgage Loans and the performance by the Seller of all of its obligations under this Agreement and the consummation by the Seller of the transactions herein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Seller is a party or by which the Seller is bound or to which any of the property or assets of the Seller is subject, nor will any such action result in any violation of the provisions of any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Seller, or any of its properties, except for conflicts, breaches, defaults and violations which individually and in the aggregate would not have a material adverse effect on the transactions contemplated herein; and no consent, approval, authorization, order, license, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by this Agreement, other than any consent, approval, authorization, order, license, registration or qualification that has been obtained or made;

                     (x) it has either (A) not dealt with any Person (other than the Purchaser or the Dealers) that may be entitled to any commission or compensation in connection with the sale or purchase of the Mortgage Loans or entering into this Agreement or (B) paid in full any such commission or compensation;

                     (xi) it is solvent and the sale of the Mortgage Loans hereunder will not cause it to become insolvent; and the sale of the Mortgage Loans is not undertaken with the intent to hinder, delay or defraud any of the Seller's creditors; and

                     (xii) for so long as the Trust is subject to the reporting requirements of the Exchange Act, the Seller shall provide the Purchaser and the Paying Agent with any Additional Form 10-D Disclosure and any Additional Form 10-K Disclosure which the Purchaser is required to provide with respect to the Seller in its capacity as a "sponsor" pursuant to Exhibit Y and Exhibit Z of the Pooling and Servicing Agreement within the time periods set forth in the Pooling and Servicing Agreement.

               (b) The Purchaser represents and warrants to the Seller as of the Closing Date that:

                     (i) it is a corporation duly organized, validly existing, and in good standing in the State of Delaware;

                     (ii) it is duly qualified as a foreign corporation in good standing in all jurisdictions in which ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Purchaser, and the Purchaser is conducting its business so as to comply in all material respects with the applicable statutes, ordinances, rules and regulations of each jurisdiction in which it is conducting business;

                     (iii) it has the power and authority to own its property and to carry on its business as now conducted;

                     (iv) it has the power to execute, deliver and perform this Agreement, and neither the execution and delivery by the Purchaser of this Agreement, nor the consummation by the Purchaser of the transactions herein contemplated, nor the compliance by the Purchaser with the provisions hereof, will (A) conflict with or result in a breach of, or constitute a default under, any of the provisions of the certificate of incorporation or by-laws of the Purchaser or any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Purchaser or any of its properties, or any indenture, mortgage, contract or other instrument to which the Purchaser is a party or by which it is bound, or (B) result in the creation or imposition of any lien, charge or encumbrance upon any of the Purchaser's property pursuant to the terms of any such indenture, mortgage, contract or other instrument;

                     (v) this Agreement constitutes a legal, valid and binding obligation of the Purchaser enforceable against it in accordance with its terms (except as enforcement thereof may be limited by (a) bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and (b) general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or law));

                     (vi) there are no legal or governmental proceedings pending to which the Purchaser is a party or of which any property of the Purchaser is the subject which, if determined adversely to the Purchaser, might interfere with or adversely affect the consummation of the transactions contemplated herein and in the Pooling and Servicing Agreement; to the best of the Purchaser's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                     (vii) it is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder;

                     (viii) it has not dealt with any broker, investment banker, agent or other person, other than the Seller, the Dealers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby;

                     (ix) all consents, approvals, authorizations, orders or filings of or with any court or governmental agency or body, if any, required for the execution, delivery and performance of this Agreement by the Purchaser have been obtained or made; and

                     (x) it has not intentionally violated any provisions of the United States Secrecy Act, the United States Money Laundering Control Act of 1986 or the United States International Money Laundering Abatement and Anti-Terrorism Financing Act of 2001.

               (c) The Seller further makes the representations and warranties as to the Mortgage Loans set forth in Exhibit B as of the Closing Date (or as of such other date specifically provided in the particular representation or warranty), which representations and warranties are subject to the exceptions thereto set forth in Exhibit C. Neither the delivery by the Seller of the Mortgage Files, Servicing Files, or any other documents required to be delivered under Section 2.01 of the Pooling and Servicing Agreement, nor the review thereof or any other due diligence by the Trustee, Wells Fargo, Special Servicer, a Certificate Owner or any other Person shall relieve the Seller of any liability or obligation with respect to any representation or warranty or otherwise under this Agreement or constitute notice to any Person of a Breach or Defect.

               (d) Pursuant to this Agreement or Section 2.03(b) of the Pooling and Servicing Agreement, the Seller and the Purchaser shall be given notice of any Breach or Defect that materially and adversely affects the value of a Mortgage Loan, the related Mortgaged Property or the interests of the Trustee or any Certificateholder therein.

               (e) Upon notice pursuant to Section 6(d) above, the Seller shall, not later than 90 days from the earlier of the Seller's receipt of the notice or, in the case of a Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, but without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) that causes a defective mortgage loan to be treated as a qualified mortgage, the Seller's discovery of such Breach or Defect (the "Initial Resolution Period"),
(i) cure such Defect or Breach, as the case may be, in all material respects,
(ii) repurchase the affected Mortgage Loan at the applicable Repurchase Price (as defined below) or (iii) substitute a Qualified Substitute Mortgage Loan (as defined below) for such affected Mortgage Loan (provided that in no event shall any such substitution occur later than the second anniversary of the Closing
Date) and pay Wells Fargo for deposit into the Certificate Account, any Substitution Shortfall Amount (as defined below) in connection therewith; provided, however, that, if such Breach or Defect is capable of being cured but not within the Initial Resolution Period, and the Seller has commenced and is diligently proceeding with the cure of such Breach or Defect within the Initial Resolution Period, the Seller shall have an additional 90 days commencing immediately upon the expiration of the Initial Resolution Period (the "Extended Resolution Period") to complete such cure (or, failing such cure, to repurchase the related Mortgage Loan or substitute a Qualified Substitute Mortgage Loan as described above); and provided, further, that with respect to the Extended Resolution Period the Seller shall have delivered an officer's certificate to the Trustee setting forth the reason such Breach or Defect is not capable of being cured within the Initial Resolution Period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Breach or Defect will be cured within the Extended Resolution Period. Notwithstanding the foregoing, any Defect or Breach which causes any Mortgage Loan not to be a "qualified mortgage" (within the meaning of Section 860G(a)(3) of the Code, without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) which causes a defective mortgage loan to be treated as a qualified mortgage) shall be deemed to materially and adversely affect the interests of the holders of the Certificates therein, and such Mortgage Loan shall be repurchased or a Qualified Substitute Mortgage Loan substituted in lieu thereof without regard to the extended cure period described in the preceding sentence. If the affected Mortgage Loan is to be repurchased, the Seller shall remit the Repurchase Price (defined below) in immediately available funds to the Trustee.

               If any Breach pertains to a representation or warranty that the related Mortgage Loan documents or any particular Mortgage Loan document requires the related Mortgagor to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan document(s), then Seller shall not be required to repurchase such Mortgage Loan and the sole remedy with respect to any Breach of such representation shall be to cure such Breach within the applicable cure period (as the same may be extended) by reimbursing the Trust Fund (by wire transfer of immediately available funds) the reasonable amount of any such costs and expenses incurred by Wells Fargo, the Special Servicer, the Trustee or the Trust Fund that are the basis of such Breach and have not been reimbursed by the related Mortgagor; provided, however, that in the event any such costs and expenses exceed $10,000, the Seller shall have the option to either repurchase or substitute for the related Mortgage Loan as provided above or pay such costs and expenses. Except as provided in the proviso to the immediately preceding sentence, the Seller shall remit the amount of such costs and expenses and upon its making such remittance, the Seller shall be deemed to have cured such Breach in all respects. To the extent any fees or expenses that are the subject of a cure by the Seller are subsequently obtained from the related Mortgagor, the portion of the cure payment equal to such fees or expenses obtained from the Mortgagor shall be returned to the Seller pursuant to Section 2.03(f) of the Pooling and Servicing Agreement.

               Any of the following will cause a document in the Mortgage File to be deemed to have a Defect and to be conclusively presumed to materially and adversely affect the interests of Certificateholders in a Mortgage Loan and to be deemed to materially and adversely affect the interests of the Certificateholders in and the value of a Mortgage Loan: (a) the absence from the Mortgage File of the original signed Mortgage Note, unless the Mortgage File contains a signed lost note affidavit and indemnity with a copy of the Mortgage Note that appears to be regular on its face; (b) the absence from the Mortgage File of the original signed Mortgage that appears to be regular on its face, unless there is included in the Mortgage File a certified copy of the Mortgage and a certificate stating that the original signed Mortgage was sent for recordation; (c) the absence from the Mortgage File of the lender's title insurance policy (or if the policy has not yet been issued, an original or copy of a "marked up" written commitment or the pro forma or specimen title insurance policy) called for by clause (ix) of the definition of "Mortgage File" in the Pooling and Servicing Agreement; (d) the absence from the Mortgage File of any required letter of credit; (e) with respect to any leasehold mortgage loan, the absence from the related Mortgage File of a copy (or an original, if available) of the related Ground Lease; or (f) the absence from the Mortgage File of any intervening assignments required to create a complete chain of assignments to the Trustee on behalf of the Trust, unless there is included in the Mortgage File a certified copy of the intervening assignment and a certificate stating that the original intervening assignments were sent for recordation; provided, however, that no Defect (except a Defect previously described in clauses (a) through (f) above) shall be considered to materially and adversely affect the value of the related Mortgage Loan, the related Mortgaged Property or the interests of the Trustee or Certificateholders unless the document with respect to which the Defect exists is required in connection with an imminent enforcement of the Mortgagee's rights or remedies under the related Mortgage Loan, defending any claim asserted by any borrower or third party with respect to the Mortgage Loan, establishing the validity or priority of any lien on any collateral securing the Mortgage Loan or for any immediate significant servicing obligation. Notwithstanding the foregoing, the delivery of executed escrow instructions or a commitment to issue a lender's title insurance policy, as provided in clause (ix) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, in lieu of the delivery of the actual policy of lender's title insurance, shall not be considered a Defect or Breach with respect to any Mortgage File if such actual policy is delivered to the Trustee or a Custodian on its behalf within 18 months from the Closing Date.

               If (i) any Mortgage Loan is required to be repurchased or substituted for in the manner described in the first paragraph of this Section 6(e), (ii) such Mortgage Loan is a Crossed Loan, and (iii) the applicable Defect or Breach does not constitute a Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Group (without regard to this paragraph), then the applicable Defect or Breach, as the case may be, will be deemed to constitute a Defect or Breach, as the case may be, as to each other Crossed Loan in the Crossed Group for purposes of this paragraph, and the Seller will be required to repurchase or substitute for all of the remaining Crossed Loans in the related Crossed Group as provided in the first paragraph of this Section 6(e) unless such other Crossed Loans in such Crossed Group satisfy the Crossed Loan Repurchase Criteria and satisfy all other criteria for substitution and repurchase of Mortgage Loans set forth herein. In the event that the remaining Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Breach or Defect exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Group. The Seller shall be responsible for the cost of any Appraisal required to be obtained to determine if the Crossed Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by the Seller (such approval not to be unreasonably withheld).

               To the extent that the Seller is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed above while the Trustee continues to hold any other Crossed Loans in such Crossed Group, neither the Seller nor the Purchaser shall enforce any remedies against the other's Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Loans, including with respect to the Trustee, the Primary Collateral securing Crossed Loans still held by the Trustee.

               If the exercise of remedies by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loans held by such party, then the Seller and the Purchaser shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner that complies with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan documents, or otherwise on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a Crossed Loan included in the Trust Fund is modified to terminate the related cross-collateralization and/or cross-default provisions, as a condition to such modification, the Seller shall furnish to the Trustee an Opinion of Counsel that any modification shall not cause an Adverse REMIC Event. Any expenses incurred by the Purchaser in connection with such modification or accommodation (including but not limited to recoverable attorney fees) shall be paid by the Seller.

               The "Repurchase Price" with respect to any Mortgage Loan or REO Loan to be repurchased pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to the term "Purchase Price" in the Pooling and Servicing Agreement.

               A "Qualified Substitute Mortgage Loan" with respect to any Mortgage Loan or REO Loan to be substituted pursuant to this Agreement and
Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to such term in the Pooling and Servicing Agreement.

               A "Substitution Shortfall Amount" with respect to any Mortgage Loan or REO Loan to be substituted pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to such term in the Pooling and Servicing Agreement.

               In connection with any repurchase or substitution of one or more Mortgage Loans contemplated hereby, (i) the Purchaser shall execute and deliver, or cause the execution and delivery of, such endorsements and assignments, without recourse to the Trust, as shall be necessary to vest in the Seller the legal and beneficial ownership of each repurchased Mortgage Loan or replaced Mortgage Loan, as applicable, (ii) the Purchaser shall deliver, or cause the delivery, to the Seller of all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by the Trustee, or on the Trustee's behalf, and (iii) the Purchaser shall release, or cause to be released, to the Seller any escrow payments and reserve funds held by the Trustee, or on the Trustee's behalf, in respect of such repurchased or replaced Mortgage Loans.

               (f) The representations and warranties of the parties hereto shall survive the execution and delivery and any termination of this Agreement and shall inure to the benefit of the respective parties, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes or Assignment of Mortgage or the examination of the Mortgage Files.

               (g) Each party hereby agrees to promptly notify the other party of any breach of a representation or warranty contained in this Section 6. The Seller's obligation to cure any Breach or Defect or repurchase or substitute any affected Mortgage Loan pursuant to Section 6(e) shall constitute the sole remedy available to the Purchaser in connection with a Breach or Defect. It is acknowledged and agreed that the representations and warranties are being made for risk allocation purposes; provided, however, that no limitation of remedy is implied with respect to the Seller's breach of its obligation to cure, repurchase or substitute in accordance with the terms and conditions of this Agreement.

               SECTION 7. Conditions to Closing. The obligations of the Purchaser to purchase the Mortgage Loans shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

               (a) Each of the obligations of the Seller required to be performed by it at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and warranties of the Seller under this Agreement shall be true and correct in all material respects as of the Closing Date, and no event shall have occurred as of the Closing Date which, with notice or passage of time, would constitute a default under this Agreement, and the Purchaser shall have received a certificate to the foregoing effect signed by an authorized officer of the Seller substantially in the form of Exhibit D.

               (b) The Purchaser shall have received the following additional closing documents:

                     (i) copies of the Seller's certificate of incorporation and by-laws, certified as of a recent date by the Assistant Secretary of the Seller;

                     (ii) a certificate as of a recent date of the Secretary of State of the State of Delaware to the effect that the Seller is duly organized, existing and in good standing in the State of Delaware;

                     (iii) an opinion of counsel of the Seller, in form and substance satisfactory to the Purchaser and its counsel, substantially to the effect that:

                     (A) the Seller is a corporation duly organized, validly
              existing and in good standing under the laws of the State of Delaware;

                     (B) the Seller has the corporate power to conduct its
              business as now conducted and to incur and perform its obligations under this Agreement and the Indemnification Agreement;

                     (C) all necessary corporate or other action has been taken by the Seller to authorize the execution, delivery and performance of this Agreement and the Indemnification Agreement by the Seller and this Agreement is a legal, valid and binding agreement of the Seller enforceable against the Seller, whether such enforcement is sought in a procedure at law or in equity, except to the extent such enforcement may be limited by bankruptcy or other similar creditors' laws or principles of equity and public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of the Agreement which purport to provide indemnification with respect to securities law violations;

                     (D) the Seller's execution and delivery of, and the
              Seller's performance of its obligations under, each of this Agreement and the Indemnification Agreement do not and will not conflict with the Seller's certificate of incorporation or by-laws or conflict with or result in the breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Seller is a party or by which the Seller is bound, or to which any of the property or assets of the Seller is subject or violate any provisions of law or conflict with or result in the breach of any order of any court or any governmental body binding on the Seller;

                     (E) there is no litigation, arbitration or mediation
              pending before any court, arbitrator, mediator or administrative body, or to such counsel's actual knowledge, threatened, against the Seller which (i) questions, directly or indirectly, the validity or enforceability of this Agreement or the Indemnification Agreement or (ii) would, if decided adversely to the Seller, either individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Seller to perform its obligations under this Agreement or the Indemnification Agreement; and

                     (F) no consent, approval, authorization, order, license,
              registration or qualification of or with the State of Delaware or federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by this Agreement and the Indemnification Agreement, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained; and

                     (iv) a letter from counsel of the Seller to the effect that nothing has come to such counsel's attention that would lead such counsel to believe that the Prospectus Supplement as of the date thereof or as of the Closing Date contains, with respect to the Seller or the Mortgage Loans, any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein relating to the Seller or the Mortgage Loans, in the light of the circumstances under which they were made, not misleading.

               (c) The Offered Certificates shall have been concurrently issued and sold pursuant to the terms of the Underwriting Agreement. The Private Certificates shall have been concurrently issued and sold pursuant to the terms of the Certificate Purchase Agreement.

               (d) The Seller shall have executed and delivered concurrently herewith the Indemnification Agreement.

               (e) The Seller shall furnish the Purchaser with such other certificates of its officers or others and such other documents and opinions to evidence fulfillment of the conditions set forth in this Agreement as the Purchaser and its counsel may reasonably request.

               SECTION 8. Closing. The closing for the purchase and sale of the Mortgage Loans shall take place at the office of Cadwalader, Wickersham & Taft LLP, New York, New York, at 10:00 a.m., on the Closing Date or such other place and time as the parties shall agree. The parties hereto agree that time is of the essence with respect to this Agreement.

               SECTION 9. Expenses. The Seller will pay its pro rata share (the Seller's pro rata share to be determined according to the percentage that the aggregate principal balance as of the Cut-off Date of all the Mortgage Loans represents in proportion to the aggregate principal balance as of the Cut-off Date of all the mortgage loans to be included in the Trust Fund) of all costs and expenses of the Purchaser in connection with the transactions contemplated herein, including, but not limited to: (i) the costs and expenses of the Purchaser in connection with the purchase of the Mortgage Loans; (ii) the costs and expenses of reproducing and delivering the Pooling and Servicing Agreement and this Agreement and printing (or otherwise reproducing,) and delivering the Certificates; (iii) the reasonable and documented fees, costs and expenses of the Trustee and its counsel incurred in connection with the Trustee entering into the Pooling and Servicing Agreement; (iv) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans and the Certificates included in the Prospectus, any Free Writing Prospectus (as defined in the Indemnification Agreement), the Memoranda (as defined in the Indemnification Agreement) and any related 8-K Information (as defined in the Underwriting Agreement), or items similar to the 8-K Information, including the cost of obtaining any "comfort letters" with respect to such items; (v) the costs and expenses in connection with the qualification or exemption of the Certificates under state securities or blue sky laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith; (vi) the costs and expenses in connection with any determination of the eligibility of the Certificates for investment by institutional investors in any jurisdiction and the preparation of any legal investment survey, including reasonable fees and disbursements of counsel in connection therewith; (vii) the costs and expenses in connection with printing (or otherwise reproducing) and delivering the Registration Statement, the Prospectus, the Memoranda and any Free Writing Prospectus, and the reproduction and delivery of this Agreement and the furnishing to the Underwriters of such copies of the Registration Statement, the Prospectus, the Memoranda, any Free Writing Prospectus and this Agreement as the Underwriters may reasonably request; (viii) the fees of the rating agency or agencies requested to rate the Certificates and (ix) the reasonable fees and expenses of Thacher Proffitt & Wood, LLP, counsel to the Underwriters and Cadwalader, Wickersham & Taft LLP, counsel to the Depositor.

               SECTION 10. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement. Furthermore, the parties shall in good faith endeavor to replace any provision held to be invalid or unenforceable with a valid and enforceable provision which most closely resembles, and which has the same economic effect as, the provision held to be invalid or unenforceable.

               SECTION 11. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York without regard to conflicts of law principles and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

               SECTION 12. No Third-Party Beneficiaries. The parties do not intend the benefits of this Agreement to inure to any third party except as expressly set forth in Section 13.

               SECTION 13. Assignment. The Seller hereby acknowledges that the Purchaser has, concurrently with the execution hereof, executed and delivered the Pooling and Servicing Agreement and that, in connection therewith, it has assigned its rights hereunder to the Trustee for the benefit of the Certificateholders to the extent set forth in the Pooling and Servicing Agreement. The Seller hereby acknowledges its obligations, including that of expense reimbursement, pursuant to Sections 2.01, 2.02 and 2.03 of the Pooling and Servicing Agreement. This Agreement shall bind and inure to the benefit of, and be enforceable by, the Seller, the Purchaser and their permitted successors and permitted assigns. The warranties and representations and the agreements made by the Seller herein shall survive delivery of the Mortgage Loans to the Trustee until the termination of the Pooling and Servicing Agreement.

               SECTION 14. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given upon receipt by the intended recipient if personally delivered at or couriered, sent by facsimile transmission or mailed by first class or registered mail, postage prepaid, to (i) in the case of the Purchaser, J.P. Morgan Chase Commercial Mortgage Securities Corp., 270 Park Avenue, New York, New York 10017, Attention:
Dennis Schuh, Vice President, telecopy number (212) 834-6593, (ii) in the case of the Seller, CIBC Inc., 300 Madison Avenue, 8th Floor, New York, New York 10017, Attention: Real Estate Finance Group, telecopy number: (212) 667-5676 and
(iii) in the case of any of the preceding parties, such other address as may hereafter be furnished to the other party in writing by such parties.

               SECTION 15. Amendment. This Agreement may be amended only by a written instrument which specifically refers to this Agreement and is executed by the Purchaser and the Seller; provided, however, that unless such amendment is to cure an ambiguity, mistake or inconsistency in this Agreement, no amendment shall be permitted unless each Rating Agency has delivered a written confirmation that such amendment will not result in a downgrade, withdrawal or qualification of the then current ratings of the Certificates and the cost of obtaining any Rating Agency confirmation shall be borne by the party requesting such amendment. This Agreement shall not be deemed to be amended orally or by virtue of any continuing custom or practice. No amendment to the Pooling and Servicing Agreement which relates to defined terms contained therein or any obligations of the Seller whatsoever shall be effective against the Seller unless the Seller shall have agreed to such amendment in writing.

               SECTION 16. Counterparts. This Agreement may be executed in any number of counterparts, and by the parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

               SECTION 17. Exercise of Rights. No failure or delay on the part of any party to exercise any right, power or privilege under this Agreement and no course of dealing between the Seller and the Purchaser shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Except as set forth in
Section 6 herein, the rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which any party would otherwise have pursuant to law or equity. No notice to or demand on any party in any case shall entitle such party to any other or further notice or demand in similar or other circumstances, or constitute a waiver of the right of either party to any other or further action in any circumstances without notice or demand.

               SECTION 18. No Partnership. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto. Nothing herein contained shall be deemed or construed as creating an agency relationship between the Purchaser and the Seller and neither party shall take any action which could reasonably lead a third party to assume that it has the authority to bind the other party or make commitments on such party's behalf.

               SECTION 19. Miscellaneous. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

                                   * * * * * *

               IN WITNESS WHEREOF, the Purchaser and the Seller have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                     J.P. MORGAN CHASE COMMERCIAL
                                         MORTGAGE SECURITIES CORP.

                                     By: /s/ Kunal K. Singh
                                        ----------------------------------------
                                        Name:  Kunal K. Singh
                                        Title: Vice President



                                     CIBC INC.

                                     By: /s/ Todd H. Roth
                                        ----------------------------------------
                                        Name:  Todd H. Roth
                                        Title: Authorized Signatory

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE



          JPMCC 2007-CIBC19
          Mortgage Loan Schedule (Combined)


Loan #   Mortgagor Name                                                  Property Address
------   -------------------------------------------------------------   -----------------------------------------------------------
     4   Green Hills Realty Associates LP                                2675 Morgantown Road, 100-300 Gundy Drive,
                                                                         100 Davis Drive & 100 Kachel Boulevard
     6   Mid City Plaza L.L.C.                                           733 West Madison Street
     8   Columbia Properties Hartford, LLC                               15 Farm Springs Road
    11   CP Memphis Properties, LLC                                      2625 Thousand Oaks Boulevard
    12   Harrisburg Realty Associates LP and Camp Hill Realty            Various
         Associates LP
 12.01                                                                   300 Corporate Center Drive
 12.02                                                                   200 Corporate Center Drive
 12.03                                                                   150 Corporate Center Drive
 12.04                                                                   800 Corporate Circle
 12.05                                                                   500 Nationwide Drive
 12.06                                                                   600 Corporate Circle
 12.07                                                                   2401 Park Drive
 12.08                                                                   2404 Park Drive
    13   Fordham Fulton LLC                                              Various
 13.01                                                                   530-540 East 169th Street
 13.02                                                                   480-490 East 188th Street
    14   Plaza Co-op City LLC                                            691 Co-op City Boulevard
    19   Bldg 2007 Retail, LLC, Netarc LLC                               Various
 19.01                                                                   980 Bethlehem Pike
 19.02                                                                   6920-6930 West Kellogg Drive
 19.03                                                                   4235 Stone Mountain Highway
 19.04                                                                   2711 X-Ray Drive
 19.05                                                                   209 Park Street
 19.06                                                                   2505 Dallas Highway
 19.07                                                                   2644 James Road
 19.08                                                                   700 North Main Street
 19.09                                                                   214 North Cleveland Avenue
    23   Euclid Realty LLC                                               29801 Euclid Avenue
    25   Hacienda Plaza JPS, LLC, Hacienda Plaza Investors, LLC,         1735-1869 North Hacienda Boulevard
         Hacienda Plaza Princeton, LP
    26   Freehold Shopping L.L.C.                                        3684 Route 9
    27   1244 Dearborn, LLC                                              1244 North Dearborn Street
    28   LM Hwy, LLC, LRV Holding, LLC, LIB JV GEC Holding, LLC          1520 Lauderdale Memorial Highway
    29   Saunders of Phoenix, LLC                                        1515 North 44th Street
    31   HOLO (SC) QRS 16-91, Inc.                                       1 Technology Circle
    32   TIG Chinatown Center, LP                                        10901 North Lamar Boulevard
    33   Orange Apartment Investors, LLC                                 Various
    34   Stobba Associates, L.P.                                         530 South 2nd Street
    35   Bataa/Kierland, LLC                                             7047 East Greenway Parkway
    36   Two Eleven North Stetson, LLC                                   211 North Stetson Avenue
    41   94th and Shea , L.L.C.                                          9400 East Shea Boulevard
    43   Arizona Golf Resort, LLC                                        425 South Power Road
    46   Summit Square Associates                                        SWC Route 413 and Summit Trace Road
    48   Sequoia Vista Ridge, LP, Sequoia Vista Ridge 1, LP, Sequoia     625 East Vista Ridge Mall Drive
         Vista Ridge 2, LP, Sequoia Vista Ridge 3, LP, Sequoia Vista
         Ridge 4, LP and Sequoia Vista Ridge 5, LP
    50   PM Greentree Place Chandler, LLC                                250 South Elizabeth Way
    53   San Mar Dunhill Holdings, L.P.                                  901-935 Highway 80
    54   Northland Temple Place LLC                                      57-63 Temple Place & 501-507 Washington Street
    55   BPMS Glen Arbor, LLC                                            1900 Stevens Road
    56   Prien Lake Dunhill, LLC                                         1704-1776 West Prien Lake Road
    57   BLDG VC Saddleback LLC, BLDG VC Olive Tree LLC                  3251 Westerville Road
    58   Towne Square Shopping Center, L.P.                              910 West Parker Road
    65   De Anza Moon Valley, LLC                                        1001 5th Street West
    66   221 Canal Street LLC                                            221 Canal Street
    69   Natrona Pass, LLC                                               6901-7145 North 9th Avenue & 2740-2790 Creighton Boulevard
    71   Jack Jangana, Jenny Jangana, n/k/a Jenny Haim, Joyce            535 Broadway
         Jangana, n/k/a Joyce Reiss
    73   21250 Aurora, LLC                                               21250 East 36th Drive
    77   Carlton Hotel, LLC                                              1433 Collins Avenue
    78   466-26 SOHO LLC                                                 466 Broome Street
    79   AFCC II L.L.C.                                                  773 West Grassland Drive
    80   2800 Weston Road Associates, Ltd.                               2780-2818 Weston Road
    83   B.B.B. Plaza Associates, Ltd.                                   14800-14860 South Military Trail &
                                                                         4920 West Atlantic Avenue
    84   Fremont/Downtown Sacramento Partners, L.P.                      1501 16th Street
    85   Lindy ATT Dallas, LLC                                           1430-1440 Empire Central
    87   Cumberland Global, LLC                                          27301 West 11 Mile Road
    91   Needham Street Acquisitions LLC                                 215-227 Needham Street
    92   TVO River Ranch Partners, L.P.                                  5100 River Valley Boulevard
    97   Liberty Tree SPE LLC                                            630 Washington Street
    98   106th South Business Park                                       10421 and 10437 South Jordan Gateway
   100   SC Realty Ventures LP                                           1000 Keystone Industrial Park
   102   Pre/Lake Park (GA) LLC                                          5327 Mill Store Road
   103   Sand Lake Plaza, LLC                                            6450 Poe Avenue
   104   Windsor Lake Placid LLC                                         211 Saranac Avenue
         First Financial Office Investment LLC, First Financial
   105   Fairfield Office Investment, LLC                                700 North Water Street
   106   Beaver Brook Village LLC                                        91-101 Mill Street
   107   Larry Kramer Vineyard Properties LLC, Sharon Kramer Vineyard    245-285 South Palm Canyon Drive
         Properties LLC
   108   Willow Pointe Norton, LLC and Willow Pointe Martel, LLC         13717 Northwest 2nd Avenue
   110   Cheyenne Marketplace, LLC                                       1360-1366 West Cheyenne Avenue
   112   TKC CXVI, LLC                                                   1757 TW Alexander Drive
   113   FS1 Woodbury Associates, L.P.                                   802 Barry Street
   115   Creekside4 Equities LLC                                         11000 Southwest Stratus Street
   118   Kauffman Kittridge, L.P., Kaufman Pure Office, L.P., Midland    500 West Illinois Avenue
         500 Illinois, LLC
   121   Lower Macungie Associates LP                                    6379 Hamilton Boulevard
   122   Adams Four Associates, L.P.                                     800 West 4th Street
   127   North Haven Hotel, LLC                                          201 Washington Avenue
   131   Milestone Klein Crossing S.C., Ltd.                             6064 FM 2920 Road
   132   Plaza North Investors, LLC                                      1800 Fort Harrison Road
   133   BNC Frances Villas, L.P.                                        900 Frances Way
   134   78th HWY OCEANSIDE, LLC                                         3817 Plaza Drive
   138   Mesa Verde Partnership, LLP                                     9700 West 51st Place
   139   Apartment Investors, LLC                                        121 East Quamasia Avenue
   141   Village Walk, LLC                                               1990 Route 70 East
   142   SWB River Square Center Partners, L.P.                          215 South 2nd Street & 217 Mary Avenue
   143   Sunset Key, LLC                                                 9039 Sunset Boulevard
   147   Flanders Investment Property LLC                                6790 Flanders Drive
   148   Research Place, LLC                                             20 Research Place
   150   El Gato Grande Limited Partnership                              455-457 Dalton Avenue
   151   Cathedral Court Holdings LLC                                    900 Cathedral Street
   152   The Promenade, LLC                                              David Walker Drive & US-441
   153   9300 Telephone Road, LLC                                        9300 Telephone Road
   155   Fat Cats SPE, LC                                                Various
155.01                                                                   3739 South 900 East
155.02                                                                   1200 North University Avenue
   156   Telekey, LLC                                                    1155 West Rio Salado Parkway
   157   Humble Hospitality, LLC                                         310 Greymont Avenue
   159   Montcor, LLC                                                    Various
159.01                                                                   11085 Montgomery Road
159.02                                                                   11159 Montgomery Road
159.03                                                                   11147 Montgomery Road
   165   CBH LLC                                                         18614 Crestwood Drive
   166   Plains Point LLLP                                               19284 East Cottonwood Drive
   167   Perry Enterprises, LLC                                          1100 Factory Shops Boulevard & Nancy Creek Road
   173   M.A.M.G.G. Properties LLC                                       11101-11115 Brookhurst Street & 9912-9952 Katella Avenue
   175   South Philly Plaza, LLC                                         2715 South Front Street
   178   Pacific Street Flex LLC                                         1818 Pacific Street
   181   2233 Nostrand, LLC                                              2233 Nostrand Avenue
   182   Brick-70, LLC                                                   550 Route 70
   185   Fishers Crossing Investors LLC                                  7236-7270 Fishers Crossing Drive
   186   East Central Park L.L.C.                                        1815 South State Street
   189   Santay BNP, Inc.                                                6610 Baltimore National Pike
   191   SHV Investors, LLC                                              5050 East University Drive & 446 North Higley Road
   192   Bay Ridge Plaza LLC,  Bay Ridge Plaza II LLC                    15 Bay Ridge Avenue
   193   Chetty Limited Partnership                                      Various
193.01                                                                   Route 202 and Smithbridge Road
193.02                                                                   511 School House Rd
   196   First Columbia Century-20, LLC                                  20 Century Hill Drive
   199   R and E Properties, L.L.C.                                      8610 Broadway
   200   Edison-1 North 35D, L.L.C.                                      1055 Route 1
   203   Veterans Hwy-Holbrook LLC                                       5050 Veterans Memorial Highway
   204   8450 Van Nuys Blvd. (Virginia), LLC                             104 North Witchduck Road
   207   FS1 Windrush Associates, L.P.                                   4322 Kostoryz Road
   208   200 Somerset, L.L.C.                                            200 Campus Drive
   213   Strawberry Square Shopping Center, L.L.C.                       2301 North 29th Street
   214   Empire Utah, LLC                                                1916 North 700 West Street
   218   Cole Gardens Apartments, L.L.C.                                 2800-2808 Jasper Road Southeast
   219   AFW, L.C.                                                       680 South 500 East
   221   Belveder Equities LLC                                           1017 North Charles Street
   222   Edison-1 South 34A, L.L.C.                                      1025 US Highway I
   228   Hooten O'Connor LP                                              11403 O'Connor Road
   229   Casa Di Citta LLC                                               32 East Warren Street
   230   Jefferson Sebastian-Parsippany, L.P.                            757 State Route 15 South
   238   774 Northern LLC                                                774 Northern Avenue
   240   KM-Wilcrest, LLC                                                700-738 Wilcrest Drive
   242   Founders Realty II LLC                                          1850 North Market Street




Loan #   City               State     Zip Code   County                 Property Name
------   ----------------   -------   --------   --------------------   ---------------------------------------------------
     4   Reading            PA           19607   Berks                  Green Hills Corporate Center
     6   Chicago            IL           60661   Cook                   Crowne Plaza Metro Chicago
     8   Farmington         CT            6032   Harford                Marriott - Farmington
    11   Memphis            TN           38118   Shelby                 Marriott - Memphis
    12   Various            PA        Various    Various                Harrisburg Portfolio
 12.01   Camp Hill          PA           17011   Cumberland             300 Corporate Center Drive
 12.02   Camp Hill          PA           17011   Cumberland             200 Corporate Center Drive
 12.03   Camp Hill          PA           17011   Cumberland             150 Corporate Center Drive
 12.04   Harrisburg         PA           17110   Dauphin                800 Corporate Circle
 12.05   Harrisburg         PA           17110   Dauphin                500 Nationwide Drive
 12.06   Harrisburg         PA           17110   Dauphin                600 Corporate Circle
 12.07   Harrisburg         PA           17110   Dauphin                2401 Park Drive
 12.08   Harrisburg         PA           17110   Dauphin                2404 Park Drive
    13   Bronx              NY        Various    Bronx                  Bronx Apartment Portfolio
 13.01   Bronx              NY           10456   Bronx                  530-540 East 169th Street
 13.02   Bronx              NY           10458   Bronx                  480-490 East 188th Street
    14   Bronx              NY           10475   Bronx                  Peartree Square
    19   Various            Various   Various    Various                LG Portfolio
 19.01   Montgomeryville    PA           18936   Montgomery             A.C. Moore and Thomasville
 19.02   Wichita            KS           67209   Sedgwick               Circuit City and OfficeMax
 19.03   Lilburn            GA           30047   Gwinnett               OfficeMax and Sports Authority
 19.04   Gastonia           NC           28054   Gaston                 Caromont - Gastonia
 19.05   Belmont            NC           28012   Gaston                 CaroMont - Belmont
 19.06   Marietta           GA           30064   Cobb                   Hollywood Video
 19.07   Memphis            TN           38127   Shelby                 Walgreens and H&R Block
 19.08   Stanley            NC           28164   Gaston                 CaroMont - Stanley
 19.09   Kings Mountain     NC           28086   Cleveland              CaroMont - Kings Mountain
    23   Wickliffe          OH           44092   Lake                   ABB Automation, Inc.
    25   La Puente          CA           91744   Los Angeles            Plaza de Hacienda
    26   Freehold           NJ           07728   Monmouth               Freehold Mall
    27   Chicago            IL           60610   Cook                   Hotel Indigo
    28   Charleston         TN           37310   Bradley                GE - Cleveland, TN
    29   Phoenix            AZ           85008   Maricopa               Embassy Suites - PHX
    31   Columbia           SC           29203   Richland               Holopack International Corp.
    32   Austin             TX           78753   Travis                 China Town Center
    33   Syracuse           NY           13210   Onondaga               Campus Hill Apartments Portfolio
    34   Philadelphia       PA           19147   Philadelphia           Abbott Square
    35   Scottsdale         AZ           85254   Maricopa               Kierland Corporate Center Phase I
    36   Chicago            IL           60601   Cook                   Lakeshore Athletic Club - Illinois Center
    41   Scottsdale         AZ           85260   Maricopa               9400 Shea Boulevard
    43   Mesa               AZ           85206   Maricopa               Arizona Golf Resort
    46   Langhorne          PA           19047   Bucks                  Summit Square Center
    48   Lewisville         TX           75067   Denton                 Bluff at Vista Ridge
    50   Chandler           AZ           85225   Maricopa               The Greentree Place Apartments
    53   San Marcos         TX           78666   Hays                   San Mar Plaza Shopping Center
    54   Boston             MA           02111   Suffolk                59 Temple Place
    55   Woodbridge         VA           22191   Prince William         Glen Arbor Apartments
    56   Lake Charles       LA           70601   Calcasieu              Prien Lake Plaza
    57   Columbus           OH           43224   Franklin               Value City
    58   Plano              TX           75075   Collin                 Towne Square Shopping Center
    65   Sonoma             CA           95476   Sonoma                 Moon Valley
    66   New York           NY           10013   New York               221 Canal Street
    69   Pensacola          FL           32504   Escambia               Eastgate Plaza
    71   New York           NY           10012   New York               535 Broadway
    73   Aurora             CO           80011   Adams                  Bridgestone Building
    77   Miami Beach        FL           33139   Miami-Dade             Carlton Hotel - South Beach
    78   New York           NY           10013   New York               466 Broome Street
    79   American Fork      UT           84003   Utah                   The Meadows Phase II
    80   Weston             FL           33331   Broward                Millennium Plaza
    83   Delray Beach       FL           33484   Palm Beach             Bed Bath & Beyond Plaza
    84   Sacramento         CA           95814   Sacramento             The Fremont Building
    85   Dallas             TX           75247   Dallas                 AT&T Center - Dallas, TX
    87   Southfield         MI           48033   Oakland                Cumberland Tech Center
    91   Newton             MA           02464   Middlesex              Filene' s Basement
    92   Fort Worth         TX           76132   Tarrant                River Ranch Apartments
    97   Boston             MA           02111   Suffolk                Liberty Tree Building
    98   South Jordan       UT           84095   Salt Lake              106th South Business Park
   100   Dunmore            PA           18512   Lackawanna             Harper Collins
   102   Lake Park          GA           31636   Lowndes                Lake Park Outlets
   103   Dayton             OH           45414   Montgomery             Sand Lake Plaza
   104   Lake Placid        NY           12946   Essex                  Outpost - Lake Placid, NY
   105   Milwaukee          WI           53202   Milwaukee              First Financial Centre
   106   Dracut             MA           01826   Middlesex              Beaver Brook Village
   107   Palm Springs       CA           92262   Riverside              Vineyard Pavilion
   108   Vancouver          WA           98685   Clark                  Willow Pointe Apartments
   110   North Las Vegas    NV           89030   Clark                  Cheyenne Market Place
   112   Durham             NC           27703   Durham                 Empire Distributors of North Carolina
   113   Corpus Christi     TX           78411   Nueces                 Woodbury Apartments
   115   Beaverton          OR           97008   Washington             Creekside Four Office Building
   118   Midland            TX           79701   Midland                Pure Resources Office Building
   121   Macungie           PA           18062   Lehigh                 Trexlertown Marketplace
   122   Wilmington         DE           19801   New Castle             Adams Four
   127   North Haven        CT           06473   New Haven              Holiday Inn North Haven
   131   Spring             TX           77379   Harris                 Klein Crossing Shopping Center
   132   Terre Haute        IN           47804   Vigo                   Plaza North Shopping Center
   133   Richardson         TX           75081   Dallas                 Frances Way Villas Apartments
   134   Oceanside          CA           92056   San Diego              Oceanside
   138   Arvada             CO           80002   Jefferson              Mesa Verde Apartments
   139   McAllen            TX           78504   Hidalgo                Villas De Nolana
   141   Cherry Hill        NJ           08003   Camden                 The Village Walk
   142   Waco               TX           76701   McLennan               River Square Center - Waco, TX
   143   West Hollywood     CA           90069   Los Angeles            9039 Sunset Boulevard
   147   San Diego          CA           92121   San Diego              CPPI Building
   148   North Chelmsford   MA           01863   Middlesex              20 Research Place
   150   Pittsfield         MA           01201   Berkshire              Dalton Avenue Plaza
   151   Baltimore          MD           21201   Baltimore City         Cathedral Court Apartments
   152   Eustis             FL           32726   Lake                   Eustis Shoppes - Eustis, FL
   153   Ventura            CA           93004   Ventura                Telephone Road
   155   Various            UT        Various    Various                Fat Cats Portfolio
155.01   Salt Lake City     UT           84106   Salt Lake              Salt Lake City
155.02   Provo              UT           84604   Utah                   Provo
   156   Tempe              AZ           85281   Maricopa               Riverside Office Plaza
   157   Jackson            MS           39202   Hinds                  Holiday Inn Express - Jackson, MS
   159   Cincinnati         OH           45249   Hamilton               Montcor Buildings - OH
159.01   Cincinnati         OH           45249   Hamilton               11085 Montgomery Road
159.02   Cincinnati         OH           45249   Hamilton               11159 Montgomery Road
159.03   Cincinnati         OH           45249   Hamilton               11147 Montgomery Road
   165   Hagerstown         MD           21742   Washington             Kaplan Higher Education Building
   166   Parker             CO           80138   Douglas                Crown Point Office
   167   Gaffney            SC           29341   Cherokee               Gaffney Retail Center - SC
   173   Garden Grove       CA           92840   Orange                 Garden Grove Retail
   175   Philadelphia       PA           19148   Philadelphia           South Philly Plaza
   178   Hauppauge          NY           11788   Suffolk                1818 Pacific Street
   181   Brooklyn           NY           11210   Kings                  2233 Nostrand Avenue
   182   Brick              NJ           08723   Ocean                  Circuit City
   185   Fishers            IN           46038   Hamilton               Fishers Crossing
   186   Orem               UT           84097   Utah                   Central Park East
   189   Catonsville        MD           21228   Baltimore              Regency Furniture
   191   Mesa               AZ           85205   Maricopa               Shoppes at Higley Village
   192   Brooklyn           NY           11220   Kings                  Met Life Building
   193   Various            PA        Various    Various                Shoppes at Smithbridge and Longwood Office Building
193.01   Glen Mills         PA           19342   Delaware               Shoppes at Smithbridge
193.02   Kennett Square     PA           19348   Chester                Longwood Office Building
   196   Latham             NY           12110   Albany                 20 Century Hill Drive
   199   San Antonio        TX           78217   Bexar                  Broadview Office Building
   200   Edison             NJ           08837   Middlesex              Worldwide Wholesale Floor Covering
   203   Holbrook           NY           11741   Suffolk                5050 Veterans Memorial
   204   Virginia Beach     VA           23462   Virginia Beach City    Stock Building Supply
   207   Corpus Christi     TX           78415   Nueces                 Windrush Apartments
   208   Somerset           NJ           08873   Somerset               200 Campus Drive
   213   Philadelphia       PA           19132   Philadelphia           Strawberry Square Shopping Center
   214   Layton             UT           84041   Davis                  Layton Market Center
   218   Washington         DC           20020   District of Columbia   Cole Gardens Apartments
   219   American Fork      UT           84003   Utah                   AFW Building
   221   Baltimore          MD           21201   Baltimore City         Belvedere Parking Garage
   222   Edison             NJ           08837   Middlesex              Petco
   228   San Antonio        TX           78233   Bexar                  O'Connor Crossing
   229   Columbus           OH           43215   Franklin               Casa di Citta Apartments
   230   Lake Hopatcong     NJ           07849   Morris                 Pathmark Supermarket
   238   Clarkston          GA           30021   Dekalb                 La Carre Apartments
   240   Houston            TX           77042   Harris                 Lakeside Place
   242   Shreveport         LA           71107   Caddo                  Rite Aide - Shreveport, LA

                                Interest   Net Mortgage
Loan #   Size     Measure       Rate (%)   Interest Rate   Original Balance   Cutoff Balance   Term   Rem. Term   Maturity/ARD Date
------   ------   -----------   --------   -------------   ----------------   --------------   ----   ---------   -----------------
     4   583984   Square Feet    5.84000         5.81937         65,000,000       65,000,000     84          82        04/01/14
     6      398   Rooms          6.22000         6.16937         51,500,000       51,500,000     60          60        06/01/12
     8      381   Rooms          5.87000         5.84937         44,000,000       43,879,038    120         117        03/01/17
    11      319   Rooms          5.82000         5.79937         38,000,000       38,000,000    120         119        05/01/17
    12   356502   Square Feet    5.86027         5.83964         36,500,000       36,500,000    120         118        04/01/17
 12.01   175280   Square Feet    5.86027                         17,430,000       17,430,000    120         118        04/01/17
 12.02    60000   Square Feet    5.86027                          6,250,000        6,250,000    120         118        04/01/17
 12.03    39401   Square Feet    5.86027                          4,300,000        4,300,000    120         118        04/01/17
 12.04    24862   Square Feet    5.86027                          2,580,000        2,580,000    120         118        04/01/17
 12.05    18027   Square Feet    5.86027                          1,800,000        1,800,000    120         118        04/01/17
 12.06    17858   Square Feet    5.86027                          1,720,000        1,720,000    120         118        04/01/17
 12.07    10074   Square Feet    5.86027                          1,250,000        1,250,000    120         118        04/01/17
 12.08    11000   Square Feet    5.86027                          1,170,000        1,170,000    120         118        04/01/17
    13      490   Units          5.74000         5.71937         36,500,000       36,500,000    120         119        05/01/17
 13.01      321   Units          5.74000                         23,400,000       23,400,000    120         119        05/01/17
 13.02      169   Units          5.74000                         13,100,000       13,100,000    120         119        05/01/17
    14   139646   Square Feet    5.67000         5.64937         35,500,000       35,500,000    120         117        03/01/17
    19   243058   Square Feet    5.72000         5.69937         32,000,000       32,000,000    120         118        04/01/17
 19.01    40872   Square Feet    5.72000                          7,800,000        7,800,000    120         118        04/01/17
 19.02    68037   Square Feet    5.72000                          7,110,000        7,110,000    120         118        04/01/17
 19.03    66937   Square Feet    5.72000                          6,400,000        6,400,000    120         118        04/01/17
 19.04    18654   Square Feet    5.72000                          2,960,000        2,960,000    120         118        04/01/17
 19.05    14829   Square Feet    5.72000                          2,160,000        2,160,000    120         118        04/01/17
 19.06     7488   Square Feet    5.72000                          1,768,000        1,768,000    120         118        04/01/17
 19.07    14294   Square Feet    5.72000                          1,760,000        1,760,000    120         118        04/01/17
 19.08     8323   Square Feet    5.72000                          1,514,000        1,514,000    120         118        04/01/17
 19.09     3624   Square Feet    5.72000                            528,000          528,000    120         118        04/01/17
    23   536426   Square Feet    5.88000         5.85937         29,600,000       29,600,000    120         117        03/01/17
    25   154692   Square Feet    5.66000         5.63937         27,000,000       27,000,000    120         119        05/01/17
    26   219908   Square Feet    5.91000         5.88937         27,000,000       27,000,000    120         118        04/01/17
    27      165   Rooms          5.76000         5.73937         27,000,000       26,963,898     60          59        05/01/12
    28   851370   Square Feet    5.81000         5.78937         26,700,000       26,700,000    120         120        06/01/17
    29      229   Rooms          5.85000         5.79937         26,500,000       26,500,000    120         119        05/01/17
    31    99961   Square Feet    6.08000         6.05937         26,000,000       25,892,618    240         238        04/01/27
    32   163744   Square Feet    6.42000         6.39937         24,800,000       24,800,000    120         119        05/01/17
    33      619   Units          6.21000         6.18937         24,700,000       24,700,000    120         120        06/01/17
    34    56761   Square Feet    5.74000         5.71937         24,500,000       24,500,000    120         118        04/01/17
    35   109811   Square Feet    5.78000         5.75937         22,000,000       22,000,000    120         119        05/01/17
    36   116670   Square Feet    6.46000         6.43937         21,500,000       21,500,000    120         120        06/01/17
    41    72621   Square Feet    6.05000         6.02937         21,000,000       21,000,000    120         120        06/01/17
    43      187   Rooms          6.77000         6.74937         19,200,000       19,187,144     60          59        05/01/12
    46   112679   Square Feet    5.89000         5.86937         18,750,000       18,750,000    120         120        06/01/17
    48      272   Units          5.84000         5.81937         18,000,000       18,000,000    120         117        03/01/17
    50      256   Units          5.61000         5.58937         17,400,000       17,400,000    120         119        05/01/17
    53   185092   Square Feet    5.67000         5.64937         16,500,000       16,500,000    120         119        05/01/17
    54    96430   Square Feet    5.61000         5.58937         16,500,000       16,500,000     60          58        04/01/12
    55      209   Units          5.64000         5.61937         16,000,000       16,000,000    120         119        05/01/17
    56   130805   Square Feet    5.70000         5.67937         16,000,000       16,000,000    120         120        06/01/17
    57   486531   Square Feet    5.92000         5.89937         16,000,000       16,000,000    120         117        03/01/17
    58   151132   Square Feet    5.96000         5.93937         16,000,000       16,000,000    120         117        03/01/17
    65      247   Pads           5.70000         5.67937         15,000,000       15,000,000    120         119        05/01/17
    66    33530   Square Feet    5.54000         5.51937         15,000,000       15,000,000    120         119        05/01/17
    69   186412   Square Feet    5.89000         5.86937         14,200,000       14,200,000    120         116        02/01/17
    71    16800   Square Feet    5.62000         5.59937         14,000,000       14,000,000    120         118        04/01/17
    73   262500   Square Feet    5.70000         5.67937         13,350,000       13,350,000    120         118        04/01/17
    77       67   Rooms          6.25000         6.22937         13,000,000       13,000,000     60          60        06/01/12
    78    24500   Square Feet    5.77000         5.74937         13,000,000       13,000,000    120         119        05/01/17
    79   100981   Square Feet    5.61000         5.58937         13,000,000       12,988,089    120         119        05/01/17
    80    43308   Square Feet    5.51000         5.48937         12,700,000       12,700,000    120         119        05/01/17
    83    77677   Square Feet    5.98000         5.95937         12,000,000       12,000,000    120         117        03/01/17
    84       69   Square Feet    5.63000         5.60937         12,000,000       12,000,000    120         119        05/01/17
    85   160024   Square Feet    5.78000         5.75937         11,920,000       11,920,000    120         118        04/01/17
    87   107977   Square Feet    5.72000         5.69937         11,680,000       11,680,000    120         119        05/01/17
    91    32269   Square Feet    5.56000         5.53937         11,500,000       11,500,000    120         117        03/01/17
    92      272   Units          5.78000         5.75937         11,400,000       11,400,000    120         119        05/01/17
    97    37783   Square Feet    5.97000         5.94937         10,100,000       10,091,562    120         119        05/01/17
    98    73049   Square Feet    5.70000         5.67937         10,000,000       10,000,000    120         118        04/01/17
   100   296000   Square Feet    5.65000         5.62937          9,900,000        9,900,000    120         118        04/01/17
   102   245464   Square Feet    5.96000         5.93937          9,750,000        9,750,000     60          56        02/01/12
   103   141149   Square Feet    5.68000         5.65937          9,680,000        9,660,994    120         118        04/01/17
   104    74469   Square Feet    5.82000         5.79937          9,600,000        9,600,000    120         120        06/01/17
   105   147799   Square Feet    5.97000         5.94937          9,525,000        9,525,000     60          57        03/01/12
   106    73285   Square Feet    5.70000         5.67937          9,500,000        9,500,000    120         118        04/01/17
   107    35465   Square Feet    5.53000         5.50937          9,300,000        9,300,000    120         120        06/01/17
   108      136   Units          5.80000         5.77937          9,300,000        9,300,000    120         120        06/01/17
   110    71548   Square Feet    5.75000         5.72937          9,000,000        9,000,000    120         118        04/01/17
   112   413820   Square Feet    5.72000         5.69937          8,900,000        8,900,000    120         120        06/01/17
   113      286   Units          5.73000         5.70937          8,800,000        8,800,000    120         118        04/01/17
   115    59657   Square Feet    5.76000         5.73937          8,640,000        8,640,000    120         119        05/01/17
   118   182062   Square Feet    5.71000         5.68937          8,400,000        8,400,000    120         119        05/01/17
   121    36000   Square Feet    5.67000         5.64937          8,300,000        8,300,000    120         118        04/01/17
   122    81180   Square Feet    5.78000         5.75937          8,200,000        8,200,000    120         119        05/01/17
   127      143   Rooms          6.26000         6.19937          8,000,000        7,969,422    120         116        02/01/17
   131    47343   Square Feet    6.15000         6.12937          7,600,000        7,600,000     60          60        06/01/12
   132   341735   Square Feet    5.62000         5.59937          7,500,000        7,500,000    120         116        02/01/17
   133      200   Units          6.18000         6.15937          7,500,000        7,500,000     60          60        06/01/12
   134    42646   Square Feet    5.89000         5.86937          7,426,000        7,426,000    120         119        05/01/17
   138      274   Units          5.92000         5.89937          7,000,000        7,000,000    120         119        05/01/17
   139      120   Units          6.42000         6.39937          7,000,000        6,994,821    115         114        12/01/16
   141    59268   Square Feet    5.72000         5.69937          6,920,000        6,913,833    120         119        05/01/17
   142    92874   Square Feet    6.14000         6.11937          6,880,000        6,853,094    120         116        02/01/17
   143    11735   Square Feet    5.82000         5.79937          6,640,000        6,640,000    120         115        01/01/17
   147    47483   Square Feet    5.71000         5.68937          6,500,000        6,494,193    120         119        05/01/17
   148    40996   Square Feet    5.84000         5.81937          6,500,000        6,482,006    120         117        03/01/17
   150    94613   Square Feet    5.80000         5.68937          6,400,000        6,400,000    120         118        04/01/17
   151       58   Units          5.84000         5.81937          6,400,000        6,400,000    120         118        04/01/17
   152    20639   Square Feet    5.66000         5.63937          6,344,000        6,344,000    120         118        04/01/17
   153    62908   Square Feet    5.86000         5.83937          6,300,000        6,300,000    120         120        06/01/17
   155    65579   Square Feet    6.55000         6.52937          6,250,000        6,225,730    120         118        04/01/17
155.01    41536   Square Feet    6.55000                          3,900,000        3,884,855    120         118        04/01/17
155.02    24043   Square Feet    6.55000                          2,350,000        2,340,874    120         118        04/01/17
   156    31977   Square Feet    5.91000         5.88937          6,200,000        6,200,000    120         118        04/01/17
   157      107   Rooms          5.95000         5.90937          6,100,000        6,094,877    120         119        05/01/17
   159    44900   Square Feet    5.87000         5.84937          6,000,000        5,988,701    120         118        04/01/17
159.01    30500   Square Feet    5.87000                          4,020,000        4,012,430    120         118        04/01/17
159.02     8000   Square Feet    5.87000                          1,110,000        1,107,910    120         118        04/01/17
159.03     6400   Square Feet    5.87000                            870,000          868,362    120         118        04/01/17
   165    50000   Square Feet    6.09000         6.06937          5,600,000        5,600,000     60          60        06/01/12
   166    27858   Square Feet    5.86000         5.78937          5,600,000        5,600,000    120         119        05/01/17
   167    56940   Square Feet    7.60000         7.52937          5,600,000        5,593,009    120         118        04/01/17
   173    44065   Square Feet    5.87000         5.84937          5,450,000        5,450,000    120         117        03/01/17
   175    34200   Square Feet    5.92000         5.89937          5,400,000        5,400,000    120         117        03/01/17
   178    64500   Square Feet    6.06000         6.03937          5,380,000        5,380,000    120         119        05/01/17
   181    22773   Square Feet    5.94000         5.91937          5,275,000        5,275,000    120         117        03/01/17
   182    27811   Square Feet    5.80000         5.77937          5,250,000        5,250,000    120         120        06/01/17
   185    29580   Square Feet    5.74000         5.71937          5,100,000        5,100,000    120         118        04/01/17
   186    45437   Square Feet    5.63000         5.60937          5,075,000        5,075,000    120         120        06/01/17
   189    42000   Square Feet    5.97000         5.94937          4,892,000        4,887,913    120         119        05/01/17
   191    24616   Square Feet    5.69000         5.61937          4,700,000        4,700,000    120         116        02/01/17
   192    15075   Square Feet    5.81000         5.78937          4,700,000        4,700,000    120         118        04/01/17
   193    38636   Square Feet    5.94000         5.91937          4,672,000        4,672,000    120         119        05/01/17
193.01    12636   Square Feet    5.94000                          2,422,000        2,422,000    120         119        05/01/17
193.02    26000   Square Feet    5.94000                          2,250,000        2,250,000    120         119        05/01/17
   196    36872   Square Feet    5.66000         5.63937          4,550,000        4,550,000    120         117        03/01/17
   199    57332   Square Feet    5.66000         5.63937          4,500,000        4,500,000    120         118        04/01/17
   200    41515   Square Feet    5.81000         5.78937          4,500,000        4,500,000    120         120        06/01/17
   203    51540   Square Feet    6.02000         5.99937          4,360,000        4,360,000    120         119        05/01/17
   204    95379   Square Feet    5.80000         5.77937          4,300,000        4,291,776    120         118        04/01/17
   207      160   Units          5.73000         5.70937          4,200,000        4,200,000    120         118        04/01/17
   208    36000   Square Feet    6.47000         6.44937          4,200,000        4,189,453    120         118        04/01/17
   213    67459   Square Feet    6.13000         6.10937          4,000,000        4,000,000    120         120        06/01/17
   214    30170   Square Feet    5.88000         5.85937          4,000,000        4,000,000    120         120        06/01/17
   218       66   Units          6.24000         6.21937          3,960,000        3,960,000     84          84        06/01/14
   219   122333   Square Feet    5.95000         5.92937          3,900,000        3,866,849    120         114        12/01/16
   221      302   Units          5.87000         5.84937          3,650,000        3,650,000    120         120        06/01/17
   222    15000   Square Feet    5.80000         5.77937          3,600,000        3,600,000    120         120        06/01/17
   228    18250   Square Feet    5.85000         5.73937          3,150,000        3,150,000    120         119        05/01/17
   229       26   Units          5.88000         5.85937          3,011,000        3,011,000     60          58        04/01/12
   230    50000   Square Feet    5.76000         5.73937          3,000,000        3,000,000    120         120        06/01/17
   238       48   Units          5.81000         5.78937          2,400,000        2,400,000    120         118        04/01/17
   240    14875   Square Feet    5.76000         5.73937          2,300,000        2,300,000    120         118        04/01/17
   242    13566   Square Feet    6.75000         6.72937          1,000,000          997,779    120         117        03/01/17



                                                            Servicing Fee                              ARD Step
Loan #   Amort. Term   Rem. Amort.   Monthly Debt Service   Rate            Accrual Type   ARD (Y/N)   Up (%)          Title Type
------   -----------   -----------   --------------------   -------------   ------------   ---------   -------------   -------------
     4             0             0                320,727         0.02000   Actual/360     No                          Fee
     6           360           360                316,090         0.05000   Actual/360     No                          Fee/Leasehold
     8           360           357                260,136         0.02000   Actual/360     No                          Fee
    11             0             0                186,860         0.02000   Actual/360     No                          Fee
    12           360           360                215,568         0.02000   Actual/360     No                          Fee
 12.01           360           360                                          Actual/360     No                          Fee
 12.02           360           360                                          Actual/360     No                          Fee
 12.03           360           360                                          Actual/360     No                          Fee
 12.04           360           360                                          Actual/360     No                          Fee
 12.05           360           360                                          Actual/360     No                          Fee
 12.06           360           360                                          Actual/360     No                          Fee
 12.07           360           360                                          Actual/360     No                          Fee
 12.08           360           360                                          Actual/360     No                          Fee
    13             0             0                177,017         0.02000   Actual/360     No                          Fee
 13.01             0             0                                          Actual/360     No                          Fee
 13.02             0             0                                          Actual/360     No                          Fee
    14             0             0                170,067         0.02000   Actual/360     No                          Fee
    19           360           360                186,134         0.02000   Actual/360     No                          Fee
 19.01           360           360                                          Actual/360     No                          Fee
 19.02           360           360                                          Actual/360     No                          Fee
 19.03           360           360                                          Actual/360     No                          Fee
 19.04           360           360                                          Actual/360     No                          Fee
 19.05           360           360                                          Actual/360     No                          Fee
 19.06           360           360                                          Actual/360     No                          Fee
 19.07           360           360                                          Actual/360     No                          Fee
 19.08           360           360                                          Actual/360     No                          Fee
 19.09           360           360                                          Actual/360     No                          Fee
    23           360           360                175,190         0.02000   Actual/360     No                          Fee
    25             0             0                129,119         0.02000   Actual/360     No                          Fee
    26           360           360                160,320         0.02000   Actual/360     No                          Fee
    27           300           299                170,022         0.02000   Actual/360     No                          Fee
    28             0             0                131,068         0.02000   Actual/360     No                          Fee
    29           360           360                156,334         0.05000   Actual/360     No                          Fee
    31           240           238                187,474         0.02000   Actual/360     No                          Fee/Leasehold
    32           360           360                155,450         0.02000   Actual/360     No                          Fee
    33           360           360                151,440         0.02000   Actual/360     No                          Fee
    34           360           360                142,820         0.02000   Actual/360     No                          Fee
    35           360           360                128,806         0.02000   Actual/360     No                          Fee
    36           360           360                135,330         0.02000   Actual/360     No                          Fee
    41           360           360                126,581         0.02000   Actual/360     No                          Fee
    43           360           359                124,786         0.02000   Actual/360     No                          Fee
    46           360           360                111,093         0.02000   Actual/360     No                          Fee
    48           360           360                106,074         0.02000   Actual/360     No                          Fee
    50             0             0                 82,475         0.02000   Actual/360     No                          Fee
    53           360           360                 95,453         0.02000   Actual/360     No                          Fee
    54             0             0                 78,209         0.02000   Actual/360     No                          Fee
    55             0             0                 76,244         0.02000   Actual/360     No                          Fee
    56             0             0                 77,056         0.02000   Actual/360     No                          Fee
    57           360           360                 95,107         0.02000   Actual/360     No                          Fee
    58           360           360                 95,517         0.02000   Actual/360     No                          Fee
    65             0             0                 72,240         0.02000   Actual/360     No                          Fee
    66           360           360                 85,545         0.02000   Actual/360     No                          Fee
    69           360           360                 84,135         0.02000   Actual/360     No                          Fee
    71           360           360                 80,548         0.02000   Actual/360     No                          Fee
    73             0             0                 64,293         0.02000   Actual/360     No                          Fee
    77             0             0                 68,649         0.02000   Actual/360     No                          Fee
    78           360           360                 76,030         0.02000   Actual/360     No                          Fee
    79           360           359                 74,712         0.02000   Actual/360     No                          Fee
    80             0             0                 59,124         0.02000   Actual/360     No                          Fee
    83           360           360                 71,792         0.02000   Actual/360     No                          Fee
    84           360           360                 69,117         0.02000   Actual/360     No                          Fee
    85           360           360                 69,789         0.02000   Actual/360     No                          Fee
    87           360           360                 67,939         0.02000   Actual/360     No                          Fee
    91           360           360                 65,729         0.02000   Actual/360     No                          Fee
    92             0             0                 55,673         0.02000   Actual/360     No                          Fee
    97           360           359                 60,360         0.02000   Actual/360     No                          Fee
    98           360           360                 58,040         0.02000   Actual/360     No                          Fee
   100             0             0                 47,260         0.02000   Actual/360     No                          Fee
   102           360           360                 58,206         0.02000   Actual/360     No                          Fee
   103           360           358                 56,060         0.02000   Actual/360     No                          Fee
   104           360           360                 56,451         0.02000   Actual/360     No                          Fee
   105           360           360                 56,924         0.02000   Actual/360     No                          Fee
   106           360           360                 55,138         0.02000   Actual/360     No                          Fee
   107           360           360                 52,980         0.02000   Actual/360     No                          Fee
   108           360           360                 54,568         0.02000   Actual/360     No                          Fee
   110           360           360                 52,522         0.02000   Actual/360     No                          Fee
   112           360           360                 51,768         0.02000   Actual/360     No                          Fee
   113           360           360                 51,243         0.02000   Actual/360     No                          Fee
   115           360           360                 50,476         0.02000   Actual/360     No                          Fee
   118           360           360                 48,807         0.02000   Actual/360     No                          Fee
   121           360           360                 48,016         0.02000   Actual/360     No                          Leasehold
   122           360           360                 48,009         0.02000   Actual/360     No                          Fee
   127           360           356                 49,309         0.06000   Actual/360     No                          Fee
   131           360           360                 46,301         0.02000   Actual/360     No                          Fee
   132           360           360                 43,151         0.02000   Actual/360     No                          Fee
   133           360           360                 45,838         0.02000   Actual/360     No                          Fee
   134             0             0                 36,956         0.02000   Actual/360     No                          Fee
   138           360           360                 41,609         0.02000   Actual/360     No                          Fee
   139           360           359                 43,877         0.02000   Actual/360     No                          Fee
   141           360           359                 40,251         0.02000   Actual/360     No                          Fee
   142           360           356                 41,870         0.02000   Actual/360     No                          Fee
   143           360           360                 39,045         0.02000   Actual/360     No                          Fee
   147           360           359                 37,767         0.02000   Actual/360     No                          Fee
   148           360           357                 38,305         0.02000   Actual/360     No                          Fee
   150           360           360                 37,552         0.11000   Actual/360     No                          Fee
   151             0             0                 31,579         0.02000   Actual/360     No                          Fee
   152           360           360                 36,660         0.02000   Actual/360     No                          Fee
   153           360           360                 37,207         0.02000   Actual/360     No                          Fee
   155           240           238                 46,782         0.02000   Actual/360     No                          Fee
155.01           240           238                                          Actual/360     No                          Fee
155.02           240           238                                          Actual/360     No                          Fee
   156           360           360                 36,814         0.02000   Actual/360     No                          Fee
   157           360           359                 36,377         0.04000   Actual/360     No                          Fee
   159           360           358                 35,473         0.02000   Actual/360     No                          Fee
159.01           360           358                                          Actual/360     No                          Fee
159.02           360           358                                          Actual/360     No                          Fee
159.03           360           358                                          Actual/360     No                          Fee
   165           360           360                 33,900         0.02000   Actual/360     No                          Fee
   166           360           360                 33,072         0.07000   Actual/360     No                          Fee
   167           360           358                 39,540         0.07000   Actual/360     No                          Fee
   173           360           360                 32,221         0.02000   Actual/360     No                          Fee
   175           360           360                 32,099         0.02000   Actual/360     No                          Fee
   178           360           360                 32,464         0.02000   Actual/360     No                          Fee
   181           360           360                 31,423         0.02000   Actual/360     No                          Fee
   182             0             0                 25,727         0.02000   Actual/360     No                          Fee
   185           360           360                 29,730         0.02000   Actual/360     No                          Fee
   186           360           360                 29,231         0.02000   Actual/360     No                          Fee
   189           360           359                 29,236         0.02000   Actual/360     No                          Fee
   191           360           360                 27,249         0.07000   Actual/360     No                          Fee
   192           360           360                 27,607         0.02000   Actual/360     No                          Fee
   193           360           360                 27,831         0.02000   Actual/360     No                          Fee
193.01           360           360                                          Actual/360     No                          Fee
193.02           360           360                                          Actual/360     No                          Fee
   196           360           360                 26,293         0.02000   Actual/360     No                          Leasehold
   199           360           360                 26,004         0.02000   Actual/360     No                          Fee
   200             0             0                 22,090         0.02000   Actual/360     No                          Fee
   203           360           360                 26,196         0.02000   Actual/360     No                          Fee
   204           360           358                 25,230         0.02000   Actual/360     No                          Fee
   207           360           360                 24,457         0.02000   Actual/360     No                          Fee
   208           300           298                 28,280         0.02000   Actual/360     No                          Fee
   213           360           360                 24,317         0.02000   Actual/360     No                          Fee
   214           360           360                 23,674         0.02000   Actual/360     No                          Fee
   218           360           360                 24,357         0.02000   Actual/360     No                          Fee
   219           300           294                 25,009         0.02000   Actual/360     No                          Fee
   221           360           360                 21,579         0.02000   Actual/360     No                          Fee
   222             0             0                 17,642         0.02000   Actual/360     No                          Fee
   228           360           360                 18,583         0.11000   Actual/360     No                          Fee
   229           360           360                 17,821         0.02000   Actual/360     No                          Fee
   230             0             0                 14,600         0.02000   Actual/360     No                          Fee
   238           360           360                 14,097         0.02000   Actual/360     No                          Fee
   240           360           360                 13,437         0.02000   Actual/360     No                          Fee
   242           360           357                  6,486         0.02000   Actual/360     No                          Fee




                          Originator/Loan
Loan #     Crossed Loan   Seller               Guarantor
--------   ------------   -----------------   -------------------------------------------------------------------
     4                           CIBC          Jacob Weinreb
     6                           CIBC          David M. Friedman
     8                           CIBC          Columbia Sussex Corporation
    11                           CIBC          Columbia Sussex Corporation
    12                           CIBC          Jacob Weinreb
 12.01                           CIBC
 12.02                           CIBC
 12.03                           CIBC
 12.04                           CIBC
 12.05                           CIBC
 12.06                           CIBC
 12.07                           CIBC
 12.08                           CIBC
    13                           CIBC          Mark Karasick
 13.01                           CIBC
 13.02                           CIBC
    14                           CIBC          Bernard J. Rosenshein
    19                           CIBC          Lloyd Goldman, Jeffrey Fishman
 19.01                           CIBC
 19.02                           CIBC
 19.03                           CIBC
 19.04                           CIBC
 19.05                           CIBC
 19.06                           CIBC
 19.07                           CIBC
 19.08                           CIBC
 19.09                           CIBC
    23                           CIBC          Moshe Drizin
    25                           CIBC          K. Joseph Shabani
    26                           CIBC          Philip Pilevsky
    27                           CIBC          Anthony Klok, Eugene Kornota
    28                           CIBC          Sherwin N. Jarol
    29                           CIBC          Michael J. Hanson
    31                           CIBC          Corporate Property Associates 16-Global Incorporated
    32                           CIBC          Alexander S. Tan
    33                           CIBC          David Salmanson
    34                           CIBC          Eric Blumenfeld
    35                           CIBC          David J. Calvin, Anne K. Calvin
    36                           CIBC          Walter Kaiser, Jordon Kaiser
    41                           CIBC          John Rosso, Steven James Goodhue
    43                           CIBC          Mike Yuval, Jack Sofer, Izhak Ben Shabat
    46                           CIBC          Chris J. Gigliotti
    48                           CIBC          Sequoia Real Estate Holdings, L.P., The Bryan Family Trust U/A
                                               DTD 9/08/00, Andrew J. Breder, O. Loyal Ingersoll, Jr. and
                                               Margie L. Apel Ingersoll Living Trust U/A DTD 11/5/97, Mary A.
                                               Collister, Jane H. Cramer
    50                           CIBC          Paul E. Mashni
    53                           CIBC          William L. Hutchinson
    54                           CIBC          Northland Investment Corporation
    55                           CIBC          Dwight D. Dunton, III
    56                           CIBC          William L. Hutchinson
    57                           CIBC          Lloyd Goldman
    58                           CIBC          William L. Hutchinson
    65                           CIBC          Herbert M. Gelfand
    66                           CIBC          Alexander F. Chu, Irene Chu
    69                           CIBC          Lamar Western, L.P.
    71                           CIBC          Jack Jangana, Jenny Jangana, n/k/a Jenny Haim, Joyce Jangana,
                                               n/k/a Joyce Reiss
    73                           CIBC          Joseph Fried
    77                           CIBC          Brian Scheinblum, Michael Sabet
    78                           CIBC          Albert Malekan, Behrooz Hedvat, Michael Malekan, Shahram
                                               Golpanian , Ouriel Rabbani
    79                           CIBC          Jeffrey K. Woodbury, Richard L.K. Mendenhall
    80                           CIBC          David S. Novoseller
    83                           CIBC          Davis S. Novoseller
    84                           CIBC          Sotiris K. Kolokotronis
    85                           CIBC          Philip B. Lindy
    87                           CIBC          Andre Zolty
    91                           CIBC          Marvin M. Glick
    92                           CIBC          Harry Bookey
    97                           CIBC          W. Kevin Fitzgerald
    98                           CIBC          Brett Sterrett, David F. Halling, Morris R. Sterrett
   100                           CIBC          Samuel Kirschenbaum
   102                           CIBC          Prescott Capital Management, LLC
   103                           CIBC          William S. Weprin
   104                           CIBC          Larry H. Becker, Robert C. Miller
   105                           CIBC          Christopher R. Smith
   106                           CIBC          Frank J. Gorman, Sr.
   107                           CIBC          Larry Kramer, Sharon Kramer
   108                           CIBC          Timothy W. Norton, Kathryn M. Norton, Mark S. Martel, Karen L.
                                               Martel
   110                           CIBC          Gerry Zobrist, R. Phillip Zobrist
   112                           CIBC          Graeme M. Keith, Sr., Graeme M. Keith, Jr., Kenneth R. Beuley,
                                               Keith Real Estate Associates LLC
   113                           CIBC          Michael G. Tombari, Kenneth L. Hatfield
   115                           CIBC          Matthew Felton, William Felton
   118                           CIBC          Mark Kaufman
   121                           CIBC          Richard J. Birdoff
   122                           CIBC          Stephen Mitnick, Joel Peskin
   127                           CIBC          David Werber, Martin Werber, Jeffrey S. Novick
   131                           CIBC          Rodney P. Barry
   132                           CIBC          Edward Ross
   133                           CIBC          Barry S. Nussbaum
   134                           CIBC          Michael  H. Mugel
   138                           CIBC          Francis I. Tsuzuki, Jeffrey W. Loo
   139                           CIBC          Benjamin Robalino, Lalo Cavazos
   141                           CIBC          Marshall Weinerman
   142                           CIBC          Stonehenge Companies, LLC, David G. Wallace, Wallace Bajjali
                                               Development Partners, L.P.
   143                           CIBC          Sunset Key, LLC, Alon Abady
   147                           CIBC          Joseph D. Bean, Stacy Bean, The Joe and Stacy Bean Trust
   148                           CIBC          Eric S. Katz, Joanne R. Katz, Nancy J. Finnegan
   150                           CIBC          Edward L. Hoe
   151                           CIBC          Cathedral Court LLC
   152                           CIBC          Charles Whittall
   153                           CIBC          Daryoush Dayan, Kourosh Dayan, Rojeh Eshagian, Shaol J. Levy
   155                           CIBC          Dave Rutter, Sean Collins
155.01                           CIBC
155.02                           CIBC
   156                           CIBC          John J. Rao, Cathy T. Rao
   157                           CIBC          Nazarali Momin, Akbarali Momin, Noorbanu T. Valimohammed
   159                           CIBC          Robert M. Carter
159.01                           CIBC
159.02                           CIBC
159.03                           CIBC
   165                           CIBC          HBC LLC, William A. Dietch, Steven M. Sumberg
   166                           CIBC          Michael May, Rick Hill
   167                           CIBC          Lorraine Perry
   173                           CIBC          Mark Vakili, Mike Sharif and Albert Minoofar
   175                           CIBC          Isaac Gindi, Steven Botton
   178                           CIBC          Gary P. Krupnick
   181                           CIBC          Pincus Rand, Joseph Rubin
   182                           CIBC          Robert J. Ambrosi
   185                           CIBC          Alan Light, Barry Light
   186                           CIBC          Guy R. Woodbury, Lynn S. Woodbury
   189                           CIBC          Lorraine Perry
   191                           CIBC          Paul Warren, Collette Warren
   192                           CIBC          Philip Pilevsky
   193                           CIBC          Carl E. Chetty
193.01                           CIBC
193.02                           CIBC
   196                           CIBC          Kevin M. Bette
   199                           CIBC          Richard E. Schuster
   200                           CIBC          Robert J. Ambrosi
   203                           CIBC          Gary P. Krupnick
   204                           CIBC          Ze'ev Rav Noy, Varda Rav Noy
   207                           CIBC          Michael G. Tombari, Kenneth L. Hatfield
   208                           CIBC          Robert A. Wilson
   213                           CIBC          Robert V. Gassel, Thomas Ritter
   214                           CIBC          Michael S. Pearlstein, Norman Fleekop
   218                           CIBC          David Benowitz, Seth Price
   219                           CIBC          W. Richards Woodbury, O. Randall Woodbury, Herman L. Franks,
                                               Jr., Fred Fairclough, Jr.
   221                           CIBC          Bryan L. Becker, David R. Becker, John E. Day III
   222                           CIBC          Robert J. Ambrosi
   228                           CIBC          John P. Hooten
   229                           CIBC          Townsend W. Quinn
   230                           CIBC          Robert J. Ambrosi
   238                           CIBC          Adam Singer, Matthew Papunen, Matthew Wanderer
   240                           CIBC          Randall D. Keith, Patrick Manchi
   242                           CIBC          Founders Real Estate Investment Trust


                       UPFRONT ESCROW
                       ----------------------------------------------------------------------------------------------------------


                                                         Upfront
          Letter of    Upfront CapEx      Upfront        Envir.      Upfront TI/LC    Upfront RE     Upfront Ins.   Upfront Other
Loan #    Credit       Reserve            Eng. Reserve   Reserve     Reserve          Tax Reserve    Reserve        Reserve
------    ----------   ----------------   ------------   ---------   --------------   ------------   ------------   -------------
     4            No           8,759.75     650,000.00        0.00        23,359.33     855,944.91      27,562.50            0.00
     6            No          64,732.10      20,937.50        0.00             0.00     496,762.50     181,883.33    2,620,000.00
     8            No          54,490.67           0.00        0.00             0.00     142,000.00      94,628.50            0.00
    11            No          43,869.59           0.00        0.00             0.00     184,715.83      49,174.50            0.00
    12            No           5,941.67           0.00        0.00        22,281.38     331,814.02      18,621.25    2,320,655.00
 12.01
 12.02
 12.03
 12.04
 12.05
 12.06
 12.07
 12.08
    13            No       1,225,000.00      23,375.00        0.00             0.00     303,844.54      74,959.40              0.00
 13.01
 13.02
    14            No           1,745.58           0.00        0.00             0.00      71,425.67      55,686.92              0.00
    19            No               0.00           0.00        0.00             0.00     164,152.06     122,151.26              0.00
 19.01
 19.02
 19.03
 19.04
 19.05
 19.06
 19.07
 19.08
 19.09
    23            No               0.00           0.00        0.00             0.00           0.00           0.00              0.00
    25       300,000           1,933.67           0.00        0.00             0.00     179,314.58       5,575.00              0.00
    26            No           2,748.55           0.00   61,250.00         9,162.83      62,296.67      76,255.75              0.00
    27     2,000,000               0.00           0.00        0.00             0.00      94,916.00       5,381.00              0.00
    28            No               0.00           0.00        0.00       549,133.00           0.00           0.00              0.00
    29            No          31,752.26      60,300.00        0.00             0.00      62,473.94      19,108.75      3,200,000.00
    31     4,365,500               0.00           0.00        0.00             0.00           0.00           0.00              0.00
    32            No           2,046.80           0.00        0.00         5,000.00      92,711.12      41,154.75              0.00
    33            No           4,898.67     149,988.00        0.00             0.00     127,969.33      25,553.36        387,728.25
    34            No           1,372.01           0.00        0.00         3,305.83      72,982.12      39,979.00      2,060,000.00
    35            No               0.00           0.00        0.00             0.00     115,565.75      22,947.17              0.00
    36            No           1,978.33           0.00        0.00     1,600,000.00           0.00           0.00              0.00
    41            No             907.75           0.00        0.00     3,129,377.73      47,014.33       5,322.50      5,213,480.08
    43            No          25,416.66           0.00        0.00             0.00      68,605.00      23,497.50              0.00
    46            No               0.00           0.00   89,000.00       300,000.00     276,823.60       7,853.75      1,700,000.00
    48            No           4,533.33           0.00        0.00             0.00     183,126.33      12,131.00              0.00
    50            No           5,333.34      41,712.50        0.00             0.00      31,417.23      10,821.25              0.00
    53            No               0.00           0.00        0.00             0.00     119,220.00       9,801.75         33,750.00
    54            No           1,607.17           0.00        0.00        13,333.33     109,087.72      13,016.00              0.00
    55            No          52,250.00           0.00   17,500.00             0.00      64,015.58      10,107.25      2,447,750.00
    56            No               0.00           0.00        0.00             0.00      77,291.67      12,127.33              0.00
    57            No               0.00           0.00        0.00             0.00           0.00           0.00              0.00
    58            No               0.00           0.00        0.00         6,250.00      83,351.25      38,764.83      1,000,000.00
    65            No           1,029.16           0.00        0.00             0.00      36,562.23      31,358.25              0.00
    66            No             581.00      13,687.00        0.00             0.00     188,264.66      14,881.83         32,300.00
    69            No           2,330.15           0.00        0.00             0.00      68,905.52      33,513.33         55,000.00
    71            No               0.00           0.00        0.00             0.00      31,960.11       3,563.10              0.00
    73            No               0.00           0.00        0.00             0.00           0.00      35,000.00              0.00
    77            No           5,000.00      18,843.75        0.00             0.00     137,505.08      62,310.43      1,000,000.00
    78            No          10,000.00           0.00        0.00       240,000.00      52,759.44       4,947.97              0.00
    79            No               0.00           0.00        0.00             0.00           0.00           0.00              0.00
    80            No             541.31           0.00        0.00       100,000.00     158,621.59      24,240.50              0.00
    83            No             970.96           0.00        0.00       225,000.00     143,547.00      55,314.75        971,625.00
    84            No           1,589.92           0.00        0.00         1,000.00      29,784.78       6,113.33              0.00
    85            No           2,000.34           0.00        0.00             0.00           0.00           0.00              0.00
    87            No               0.00           0.00        0.00             0.00     163,233.47       7,952.00              0.00
    91            No             752.94           0.00        0.00         5,000.00      17,462.82       5,690.50              0.00
    92            No           5,667.67           0.00        0.00             0.00     145,014.50       5,685.02      1,500,000.00
    97            No             629.72      82,250.00        0.00         3,333.34      15,477.17      19,906.67              0.00
    98            No               0.00           0.00        0.00             0.00      71,451.09       5,049.75              0.00
   100            No               0.00           0.00        0.00             0.00           0.00           0.00              0.00
   102            No       1,040,850.00           0.00        0.00     1,302,716.00      28,583.33      21,580.75        100,000.00
   103            No           2,374.08           0.00        0.00         8,333.33      59,462.03      26,672.33              0.00
   104            No             930.87           0.00        0.00             0.00           0.00           0.00              0.00
   105            No          25,000.00           0.00        0.00       750,000.00      64,305.76      13,263.33         31,739.41
   106            No               0.00           0.00        0.00             0.00       6,941.86       6,916.33        400,000.00
   107            No             443.33           0.00        0.00         2,500.00      28,586.11       5,643.83              0.00
   108            No           2,266.67       9,012.50        0.00             0.00      57,773.02      25,223.33              0.00
   110            No             591.83           0.00        0.00             0.00      35,333.33       6,444.33      2,000,000.00
   112            No           1,921.50           0.00        0.00         3,333.33           0.00           0.00              0.00
   113            No           5,958.34     207,875.00        0.00             0.00      80,273.60      92,211.14              0.00
   115            No           1,000.00      79,475.00        0.00        84,603.31           0.00       6,189.50         86,367.00
   118            No           3,077.00           0.00        0.00       258,333.33      65,082.50      51,358.67        316,137.00
   121            No               0.00           0.00        0.00             0.00      70,264.75      12,316.50         30,000.00
   122            No             926.86           0.00        0.00         1,666.66      69,721.57      19,153.33      1,795,000.00
   127            No          12,622.00           0.00        0.00             0.00      24,098.12       9,734.50              0.00
   131            No             591.79           0.00        0.00         2,083.33     117,775.00      19,691.25              0.00
   132            No           4,081.01      13,937.50        0.00         4,222.83      39,507.26       6,157.00        300,000.00
   133            No           4,416.67           0.00        0.00             0.00      87,000.00      18,600.33        100,000.00
   134            No             533.08           0.00        0.00         1,500.00      27,326.85       5,245.49              0.00
   138            No           6,850.00           0.00   12,500.00             0.00      33,639.44      80,566.65              0.00
   139            No           2,500.00           0.00        0.00             0.00      11,883.95      20,078.34              0.00
   141       254,314             742.73           0.00        0.00         2,475.00      64,040.83       7,200.29              0.00
   142            No           1,160.00           0.00        0.00        67,500.00      18,102.75       4,882.00         60,000.00
   143            No               0.00           0.00        0.00             0.00           0.00           0.00              0.00
   147            No             791.34           0.00        0.00           989.17      17,438.46      18,053.75              0.00
   148            No               0.00           0.00        0.00             0.00           0.00           0.00              0.00
   150            No           1,182.67      32,113.00        0.00         6,618.86      34,839.53       9,702.75              0.00
   151            No           1,208.33           0.00   62,500.00             0.00      43,341.32       9,733.50              0.00
   152            No             258.00           0.00        0.00        20,000.00      20,843.04       8,562.06        344,413.67
   153            No             838.75           0.00  343,750.00       150,000.00      28,632.08       7,843.00              0.00
   155            No          29,929.04         800.00        0.00         4,099.00      20,264.08      38,237.50              0.00
155.01
155.02
   156            No             614.32           0.00        0.00     1,440,000.00      36,855.83       2,731.50        500,000.00
   157            No           5,804.22           0.00        0.00             0.00      32,737.75      22,600.64              0.00
   159            No             790.06           0.00        0.00       250,000.00      58,436.84       9,050.67              0.00
159.01
159.02
159.03
   165            No               0.00           0.00        0.00             0.00           0.00           0.00              0.00
   166            No             348.23           0.00        0.00         1,741.13      22,211.52       1,200.33              0.00
   167            No             711.75           0.00        0.00       592,804.00      81,742.50      40,113.00              0.00
   173            No               0.00           0.00   16,500.00             0.00       8,498.48      11,761.75              0.00
   175            No           1,140.00           0.00        0.00       402,137.50      10,054.56       5,625.00              0.00
   178            No             538.00           0.00        0.00         1,667.00           0.00           0.00              0.00
   181            No               0.00           0.00        0.00             0.00       4,360.00      21,318.50        410,000.00
   182            No               0.00           0.00        0.00             0.00           0.00           0.00              0.00
   185            No             369.59           0.00        0.00         1,666.67      17,091.67       3,252.50              0.00
   186            No               0.00           0.00        0.00             0.00           0.00           0.00              0.00
   189            No             525.00       5,125.00    2,250.00     1,000,000.00      35,000.00       1,703.00              0.00
   191            No             307.67           0.00        0.00        81,000.00      24,259.84       1,463.75         79,738.72
   192            No          11,293.56           0.00        0.00           628.12      21,567.92       2,331.75              0.00
   193            No             483.00           0.00        0.00         1,000.00      60,956.75       8,167.08         75,000.00
193.01
193.02
   196            No             614.50           0.00        0.00             0.00      61,273.28       4,521.50              0.00
   199            No               0.00           0.00        0.00             0.00      37,142.13      11,190.75              0.00
   200            No               0.00           0.00        0.00             0.00           0.00           0.00              0.00
   203            No             430.02           0.00        0.00         2,778.00           0.00           0.00              0.00
   204            No             809.03           0.00        0.00             0.00      11,457.12           0.00              0.00
   207            No           3,333.33     109,375.00        0.00             0.00      45,216.81      51,007.97              0.00
   208            No               0.00           0.00        0.00             0.00           0.00       3,397.75              0.00
   213            No             843.25     150,000.00        0.00         4,166.67      33,410.80      45,207.50              0.00
   214            No             532.83           0.00        0.00         2,083.33      31,794.08       1,398.33              0.00
   218            No           1,375.00           0.00        0.00             0.00       4,012.00       8,530.11              0.00
   219            No               0.00           0.00        0.00             0.00       9,853.38       7,044.92              0.00
   221            No          75,183.33      25,500.00        0.00             0.00      10,000.00       3,769.50              0.00
   222            No               0.00           0.00        0.00             0.00           0.00           0.00              0.00
   228            No             228.13           0.00        0.00         1,250.00      32,053.55       3,100.00        126,774.00
   229            No             645.75           0.00        0.00             0.00           0.00       3,215.33              0.00
   230            No               0.00           0.00        0.00             0.00           0.00           0.00              0.00
   238            No           1,000.00      48,625.00        0.00             0.00      18,427.29      21,698.57              0.00
   240            No          34,185.93       3,937.00        0.00           743.75       7,322.32       6,933.33              0.00
   242            No             169.58           0.00        0.00             0.00           0.00           0.00              0.00



         MONTHLY ESCROW
         ---------------------------------------------------------------------------------


                          Monthly   Monthly
         Monthly Capex    Envir.    TI/LC       Monthly RE    Monthly Ins.   Monthly
Loan #   Reserve          Reserve   Reserve     Tax Reserve   Reserve        Other Reserve   Grace Period   Lockbox In-place
------   -------------   --------   ---------   -----------   ------------   -------------   ------------   ----------------
     4         8759.76       0.00    23359.33     110432.08        9187.50            0.00              7   Yes
     6        64732.10       0.00        0.00      99352.50       18188.33            0.00              7   Yes
     8        54490.67       0.00        0.00      35500.00           0.00            0.00              7   No
    11        43869.59       0.00        0.00      36943.17           0.00            0.00              7   No
    12         5941.67       0.00    22281.38      40474.15       56207.08            0.00              7   Yes
 12.01                                                                                0.00              7
 12.02                                                                                0.00              7
 12.03                                                                                0.00              7
 12.04                                                                                0.00              7
 12.05                                                                                0.00              7
 12.06                                                                                0.00              7
 12.07                                                                                0.00              7
 12.08                                                                                0.00              7
    13            0.00       0.00        0.00      50640.76       24986.47            0.00              7   No
 13.01                                                                                0.00              7
 13.02                                                                                0.00              7
    14         1745.58       0.00        0.00      17856.42       11227.75            0.00              7   No
    19         2500.00       0.00        0.00      29098.65        9575.07            0.00              7   No
 19.01                                                                                0.00              7
 19.02                                                                                0.00              7
 19.03                                                                                0.00              7
 19.04                                                                                0.00              7
 19.05                                                                                0.00              7
 19.06                                                                                0.00              7
 19.07                                                                                0.00              7
 19.08                                                                                0.00              7
 19.09                                                                                0.00              7
    23            0.00       0.00        0.00          0.00           0.00            0.00              7   No
    25         1933.67       0.00        0.00      35862.92        1858.33            0.00              7   No
    26         2748.85       0.00     9162.83      31148.33       12020.41            0.00              7   No
    27        25509.00       0.00        0.00      23729.00        2690.50            0.00              7   No
    28            0.00       0.00        0.00          0.00           0.00            0.00              7   No
    29        31752.26       0.00        0.00      31236.97        6369.58            0.00              7   No
    31            0.00       0.00        0.00          0.00           0.00            0.00              7   No
    32         2046.80       0.00     5000.00      15451.85        3165.75            0.00              7   No
    33         4898.67       0.00        0.00      31992.33        8517.79            0.00              7   No
    34         1372.01       0.00     3305.83      19037.49        3331.58            0.00              7   No
    35            0.00       0.00        0.00      38521.92        1639.08            0.00              7   No
    36         1978.33       0.00        0.00          0.00           0.00            0.00              7   No
    41          907.75       0.00        0.00      11753.58        1774.17            0.00              7   No
    43        25416.66       0.00        0.00      17151.25        7832.50            0.00              7   No
    46         1878.00       0.00        0.00      26190.12        2617.92            0.00              7   No
    48         4533.33       0.00        0.00      45781.58        4043.67            0.00              7   No
    50         5333.34       0.00        0.00      10472.41        3607.08            0.00              7   No
    53            0.00       0.00        0.00      23844.00        3267.25            0.00              5   No
    54         1607.17       0.00    13333.33      27271.93        1084.67            0.00              7   No
    55            0.00       0.00        0.00       9145.08        3369.08            0.00              7   No
    56            0.00       0.00        0.00      11041.67        6063.67            0.00              5   No
    57            0.00       0.00        0.00          0.00           0.00            0.00              7   No
    58         1889.15       0.00     6250.00      27783.75        2768.92            0.00              5   No
    65         1029.16       0.00        0.00      12187.41        2850.75            0.00              7   No
    66          581.00       0.00        0.00      31377.44        3063.83            0.00              7   No
    69         2330.15       0.00        0.00      13781.10        8378.33            0.00              7   No
    71            0.00       0.00        0.00       6392.02        1031.55            0.00              7   No
    73            0.00       0.00        0.00          0.00           0.00            0.00              7   No
    77         5000.00       0.00        0.00      15278.34       11788.56            0.00              7   No
    78          367.50       0.00     2041.67       8793.24        1649.32            0.00              7   No
    79            0.00       0.00        0.00          0.00           0.00            0.00              7   No
    80          541.31       0.00        0.00      19827.70        8080.17            0.00              7   No
    83          970.96       0.00        0.00      23924.50       18438.25            0.00              7   No
    84         1589.92       0.00     1000.00       9928.26        3056.67            0.00              7   No
    85         2000.34       0.00        0.00          0.00           0.00            0.00              7   No
    87         1349.71       0.00     8998.00      17519.64        1988.00            0.00              7   No
    91          752.94       0.00     5000.00       5820.94        2845.25            0.00              7   No
    92         5667.67       0.00        0.00      24169.08        5685.02            0.00              7   No
    97          629.72       0.00     3333.34       7738.58        3391.33            0.00              7   No
    98         1217.00       0.00     6087.42      10207.30        1683.25            0.00              7   No
   100            0.00       0.00     5000.00          0.00           0.00            0.00              7   No
   102         3060.00       0.00    10198.00       5716.67        4410.25            0.00              7   No
   103         2374.08       0.00     8333.33      11892.41        1905.17            0.00              7   No
   104          930.87       0.00        0.00          0.00           0.00            0.00              7   No
   105         2463.33       0.00     6158.33      16076.44        2652.67            0.00              7   No
   106         1655.08       0.00     2500.00       3832.01        3263.83            0.00              7   No
   107          443.33       0.00     2500.00       7146.53        1770.16            0.00              7   No
   108         2266.67       0.00        0.00      14443.26        3603.33            0.00              7   No
   110          591.83       0.00        0.00       8833.33        1611.08            0.00              7   No
   112         1921.50       0.00     3333.33          0.00           0.00            0.00              7   No
   113         5958.34       0.00        0.00      16054.72       10583.04            0.00              7   No
   115         1000.00       0.00        0.00       7591.17        2063.17            0.00              7   No
   118         3077.00       0.00     8333.33      10847.08        3950.67            0.00              7   No
   121            0.00       0.00        0.00       6628.75         879.75            0.00              7   No
   122          926.66       0.00     1666.66       6665.26        2394.17            0.00              7   No
   127        12622.00       0.00        0.00       8032.71        3244.83            0.00              7   No
   131          591.79       0.00     2083.33      16825.00        1312.75            0.00              7   No
   132         4081.01       0.00     4222.83       7901.45        2052.33            0.00              7   No
   133         4416.67       0.00        0.00      14500.00        5566.67            0.00              7   No
   134          533.08       0.00     1500.00       3543.80         874.25            0.00              7   No
   138         6850.00       0.00        0.00      11213.15        6713.89            0.00              7   No
   139         2500.00       0.00        0.00      11883.95        5019.58            0.00              5   No
   141          742.73       0.00     2475.00      12808.17        1800.07            0.00              7   No
   142         1160.00       0.00     2500.00       6034.25        1627.33            0.00              7   No
   143            0.00       0.00        0.00          0.00           0.00            0.00              7   No
   147          791.34       0.00      989.17       5812.82        1641.25            0.00              7   No
   148            0.00       0.00        0.00          0.00           0.00            0.00              7   No
   150         1182.67       0.00      551.57       8709.88        3234.25            0.00              7   No
   151         1208.33       0.00        0.00       4334.13        1390.50            0.00              7   No
   152          258.00       0.00     1667.00       2977.58        1070.26            0.00              7   No
   153          838.75       0.00     5200.00       5726.42        3031.56            0.00              7   No
   155          929.04       0.00     4099.00       2894.87        3823.75            0.00              7   No
155.01                                                                                0.00              7
155.02                                                                                0.00              7
   156          307.16       0.00        0.00       7371.17         910.50            0.00              7   No
   157         5804.22       0.00        0.00       6547.55        2511.18            0.00              7   No
   159          790.06       0.00        0.00       9739.47        1131.33            0.00              7   No
159.01                                                                                0.00              7
159.02                                                                                0.00              7
159.03                                                                                0.00              7
   165          783.00       0.00     2175.00          0.00           0.00            0.00              7   No
   166          348.23       0.00     1741.13       7403.84         300.08            0.00              7   No
   167          711.75       0.00        0.00      16348.50        7467.83            0.00              7   Yes
   173          550.82       0.00     1833.34       4249.24         904.75            0.00              7   No
   175         1140.00       0.00     2137.50       3351.52        1875.00            0.00              7   No
   178          538.00       0.00     1667.00          0.00           0.00            0.00              7   No
   181          284.66       0.00     1897.75       1453.33        3045.50            0.00              7   No
   182            0.00       0.00        0.00          0.00           0.00            0.00              7   No
   185          369.59       0.00     1666.67       2441.67        1084.17            0.00              7   No
   186            0.00       0.00        0.00          0.00           0.00            0.00              7   No
   189          525.00       0.00        0.00       2916.67         567.67            0.00              7   No
   191          307.67       0.00        0.00       4043.31         487.92            0.00              7   No
   192          213.56       0.00      628.12       4313.58         671.75            0.00              7   No
   193          483.00       0.00     1000.00       4861.67         810.25            0.00              7   No
193.01                                                                                0.00              7
193.02                                                                                0.00              7
   196          614.50       0.00        0.00       8906.00         753.58            0.00              7   No
   199            0.00       0.00        0.00       7428.43        1243.42            0.00              7   No
   200            0.00       0.00        0.00          0.00           0.00            0.00              7   No
   203          430.02       0.00     2778.00          0.00           0.00            0.00              7   No
   204            0.00       0.00        0.00          0.00           0.00            0.00              7   No
   207         3333.33       0.00        0.00       9043.36        5861.42            0.00              7   No
   208          675.00       0.00        0.00          0.00        1132.58            0.00              7   No
   213          843.25       0.00     4166.67       6682.16        3477.50            0.00              7   No
   214          532.83       0.00     2083.33       3974.26         139.83            0.00              7   No
   218         1375.00       0.00        0.00       1003.00        2843.37            0.00              7   No
   219            0.00       0.00        0.00       3284.46        1006.42            0.00              7   No
   221          683.33       0.00        0.00        833.33         384.00            0.00              7   No
   222            0.00       0.00        0.00          0.00           0.00            0.00              7   No
   228          228.13       0.00     1250.00       4006.69         387.50            0.00              7   No
   229          645.75       0.00        0.00       4153.03         564.92            0.00              7   No
   230            0.00       0.00        0.00          0.00           0.00            0.00              7   No
   238            0.00       0.00        0.00       2632.47        1662.19            0.00              7   No
   240          185.93       0.00      743.75       1464.46         533.33            0.00              7   No
   242          169.58       0.00        0.00          0.00           0.00            0.00              7   No




                                                Interest                   Final      Remaining
                                 Defeasance     Accrual                    Maturity   Amortization Term
Loan #    Property Type          Permitted      Period       Loan Group    Date       for Balloon Loans
-------   --------------------   -----------   -----------   -----------   --------   -----------------
     4           Office               Yes       Actual/360             1
     6            Hotel               Yes       Actual/360             1                            360
     8            Hotel               Yes       Actual/360             1                            360
    11            Hotel               Yes       Actual/360             1
    12           Office               Yes       Actual/360             1                            360
 12.01           Office                         Actual/360             1                            360
 12.02           Office                         Actual/360             1                            360
 12.03           Office                         Actual/360             1                            360
 12.04           Office                         Actual/360             1                            360
 12.05           Office                         Actual/360             1                            360
 12.06           Office                         Actual/360             1                            360
 12.07           Office                         Actual/360             1                            360
 12.08           Office                         Actual/360             1                            360
    13         Multifamily            Yes       Actual/360             2
 13.01         Multifamily                      Actual/360             2
 13.02         Multifamily                      Actual/360             2
    14           Retail               Yes       Actual/360             1
    19           Various              Yes       Actual/360             1                            360
 19.01           Retail                         Actual/360             1                            360
 19.02           Retail                         Actual/360             1                            360
 19.03           Retail                         Actual/360             1                            360
 19.04           Office                         Actual/360             1                            360
 19.05           Office                         Actual/360             1                            360
 19.06           Retail                         Actual/360             1                            360
 19.07           Retail                         Actual/360             1                            360
 19.08           Office                         Actual/360             1                            360
 19.09           Office                         Actual/360             1                            360
    23         Industrial             Yes       Actual/360             1                            360
    25           Retail               Yes       Actual/360             1
    26           Retail               Yes       Actual/360             1                            360
    27            Hotel               Yes       Actual/360             1                            300
    28         Industrial             Yes       Actual/360             1
    29            Hotel               Yes       Actual/360             1                            360
    31         Industrial             Yes       Actual/360             1                            240
    32           Retail               Yes       Actual/360             1                            360
    33         Multifamily            Yes       Actual/360             2                            360
    34           Retail               Yes       Actual/360             1                            360
    35           Office               Yes       Actual/360             1                            360
    36           Retail               Yes       Actual/360             1                            360
    41          Mixed Use             No        Actual/360             1                            360
    43            Hotel               Yes       Actual/360             1                            360
    46           Retail               Yes       Actual/360             1                            360
    48         Multifamily            Yes       Actual/360             2                            360
    50         Multifamily            No        Actual/360             2
    53           Retail               Yes       Actual/360             1                            360
    54           Office               Yes       Actual/360             1
    55         Multifamily            Yes       Actual/360             2
    56           Retail               Yes       Actual/360             1
    57         Industrial             Yes       Actual/360             1                            360
    58           Retail               Yes       Actual/360             1                            360
    65    Manufactured Housing        Yes       Actual/360             2
    66           Office               Yes       Actual/360             1                            360
    69           Retail               Yes       Actual/360             1                            360
    71          Mixed Use             Yes       Actual/360             1                            360
    73         Industrial             Yes       Actual/360             1
    77            Hotel               Yes       Actual/360             1
    78          Mixed Use             Yes       Actual/360             1                            360
    79           Retail               Yes       Actual/360             1                            360
    80          Mixed Use             Yes       Actual/360             1
    83           Retail               Yes       Actual/360             1                            360
    84          Mixed Use             Yes       Actual/360             1                            360
    85           Office               Yes       Actual/360             1                            360
    87           Office               Yes       Actual/360             1                            360
    91           Retail               No        Actual/360             1                            360
    92         Multifamily            No        Actual/360             2
    97          Mixed Use             No        Actual/360             1                            360
    98           Office               Yes       Actual/360             1                            360
   100         Industrial             Yes       Actual/360             1
   102           Retail               Yes       Actual/360             1                            360
   103           Office               Yes       Actual/360             1                            360
   104           Retail               Yes       Actual/360             1                            360
   105           Office               No        Actual/360             1                            360
   106          Mixed Use             Yes       Actual/360             1                            360
   107           Retail               Yes       Actual/360             1                            360
   108         Multifamily            Yes       Actual/360             2                            360
   110           Retail               Yes       Actual/360             1                            360
   112         Industrial             Yes       Actual/360             1                            360
   113         Multifamily            Yes       Actual/360             2                            360
   115           Office               Yes       Actual/360             1                            360
   118           Office               Yes       Actual/360             1                            360
   121           Retail               Yes       Actual/360             1                            360
   122           Retail               Yes       Actual/360             1                            360
   127            Hotel               No        Actual/360             1                            360
   131           Retail               No        Actual/360             1                            360
   132           Retail               Yes       Actual/360             1                            360
   133         Multifamily            No        Actual/360             2                            360
   134           Retail               Yes       Actual/360             1
   138         Multifamily            Yes       Actual/360             2                            360
   139         Multifamily            Yes       Actual/360             2                            360
   141           Retail               Yes       Actual/360             1                            360
   142           Retail               Yes       Actual/360             1                            360
   143           Retail               No        Actual/360             1                            360
   147         Industrial             Yes       Actual/360             1                            360
   148           Office               Yes       Actual/360             1                            360
   150           Retail               Yes       Actual/360             1                            360
   151         Multifamily            Yes       Actual/360             2
   152           Retail               Yes       Actual/360             1                            360
   153           Retail               Yes       Actual/360             1                            360
   155           Retail               Yes       Actual/360             1                            240
155.01           Retail                         Actual/360             1                            240
155.02           Retail                         Actual/360             1                            240
   156           Office               Yes       Actual/360             1                            360
   157            Hotel               No        Actual/360             1                            360
   159           Various              Yes       Actual/360             1                            360
159.01           Retail                         Actual/360             1                            360
159.02           Retail                         Actual/360             1                            360
159.03           Office                         Actual/360             1                            360
   165           Office               Yes       Actual/360             1                            360
   166           Office               Yes       Actual/360             1                            360
   167           Retail               Yes       Actual/360             1                            360
   173           Retail               Yes       Actual/360             1                            360
   175           Retail               Yes       Actual/360             1                            360
   178         Industrial             No        Actual/360             1                            360
   181          Mixed Use             Yes       Actual/360             1                            360
   182           Retail               Yes       Actual/360             1
   185           Retail               Yes       Actual/360             1                            360
   186           Office               Yes       Actual/360             1                            360
   189           Retail               Yes       Actual/360             1                            360
   191           Retail               Yes       Actual/360             1                            360
   192           Office               Yes       Actual/360             1                            360
   193           Various              Yes       Actual/360             1                            360
193.01           Retail                         Actual/360             1                            360
193.02           Office                         Actual/360             1                            360
   196           Office               Yes       Actual/360             1                            360
   199           Office               Yes       Actual/360             1                            360
   200           Retail               Yes       Actual/360             1
   203         Industrial             No        Actual/360             1                            360
   204         Industrial             No        Actual/360             1                            360
   207         Multifamily            Yes       Actual/360             2                            360
   208           Office               No        Actual/360             1                            300
   213           Retail               Yes       Actual/360             1                            360
   214           Office               No        Actual/360             1                            360
   218         Multifamily            No        Actual/360             2                            360
   219         Industrial             Yes       Actual/360             1                            300
   221       Parking Garage           Yes       Actual/360             1                            360
   222           Retail               Yes       Actual/360             1
   228           Retail               No        Actual/360             1                            360
   229         Multifamily            No        Actual/360             2                            360
   230           Retail               Yes       Actual/360             1
   238         Multifamily            Yes       Actual/360             2                            360
   240           Retail               Yes       Actual/360             1                            360
   242           Retail               Yes       Actual/360             1                            360


                                    EXHIBIT B

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

               (1) No Mortgage Loan is 30 days or more delinquent in payment of principal and interest (without giving effect to any applicable grace period) as of the Cut-off Date and no Mortgage Loan has been 30 days or more (without giving effect to any applicable grace period in the related Mortgage Note) past due.

               (2) Except with respect to the ARD Loans, which provide that the rate at which interest accrues thereon increases after the Anticipated Repayment Date, the Mortgage Loans (exclusive of any default interest, late charges or prepayment premiums) are fixed rate mortgage loans with terms to maturity, at origination or as of the most recent modification, as set forth in the Mortgage Loan Schedule.

               (3) The information pertaining to each Mortgage Loan set forth on the Mortgage Loan Schedule is true and correct in all material respects as of the Cut-off Date.

               (4) At the time of the assignment of the Mortgage Loans to the Purchaser, the Seller had good and marketable title to and was the sole owner and holder of, each Mortgage Loan, free and clear of any pledge, lien, encumbrance or security interest (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase Agreement, dated as of the date hereof, between Servicer and Seller) and such assignment validly and effectively transfers and conveys all legal and beneficial ownership of the Mortgage Loans to the Purchaser free and clear of any pledge, lien, encumbrance or security interest (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase Agreement, dated as of the date hereof, between Servicer and Seller).

               (5) In respect of each Mortgage Loan, (A) in reliance on public documents or certified copies of the incorporation or partnership or other entity documents, as applicable, delivered in connection with the origination of such Mortgage Loan, the related Mortgagor is an entity organized under the laws of a state of the United States of America, the District of Columbia or the Commonwealth of Puerto Rico and (B) as of the origination date, the Seller (based on customary due diligence) had no knowledge, and since the origination date, the Seller has no actual knowledge, that the related Mortgagor is a debtor in any bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or similar proceeding.

               (6) Each Mortgage Loan is secured by the related Mortgage which establishes and creates a valid and subsisting first priority lien on the related Mortgaged Property, or leasehold interest therein, comprising real estate, free and clear of any liens, claims, encumbrances, participation interests, pledges, charges or security interests subject only to Permitted Encumbrances. In the case of a Mortgaged Property operated as a hotel, to the Seller's knowledge as of the origination date of the related Mortgage Loan, the Mortgagor's personal property includes all personal property that a prudent mortgage lender making a similar Mortgage Loan would deem reasonably necessary to operate the related Mortgaged Property as it is currently being operated. Such Mortgage, together with any separate security agreement, UCC Financing Statement or similar agreement, if any, establishes and creates a first priority security interest in favor of the Seller in all personal property owned by the Mortgagor that is used in, and is reasonably necessary to, the operation of the related Mortgaged Property and, to the extent a security interest may be created therein and perfected by the filing of a UCC Financing Statement under the Uniform Commercial Code as in effect in the relevant jurisdiction, the proceeds arising from the Mortgaged Property and other collateral securing such Mortgage Loan, subject only to Permitted Encumbrances. There exists with respect to such Mortgaged Property an assignment of leases and rents provision, either as part of the related Mortgage or as a separate document or instrument, which establishes and creates a first priority security interest in and to leases and rents arising in respect of the related Mortgaged Property, subject only to Permitted Encumbrances. Except for the holder of the Subordinate Companion Loan with respect to the AB Mortgage Loans, to the Seller's knowledge, no person other than the related Mortgagor and the mortgagee own any interest in any payments due under the related leases. The related Mortgage or such assignment of leases and rents provision provides for the appointment of a receiver for rents or allows the holder of the related Mortgage to enter into possession of the related Mortgaged Property to collect rent or provides for rents to be paid directly to the holder of the related Mortgage in the event of a default beyond applicable notice and grace periods, if any, under the related Mortgage Loan documents. As of the origination date, there were no mechanics' or other similar liens or claims which have been filed for work, labor or materials affecting the related Mortgaged Property which are or may be prior or equal to the lien of the Mortgage, except those that are bonded or escrowed for or which are insured against pursuant to the applicable Title Insurance Policy (as defined below). As of the Closing Date, to the Seller's knowledge, there are no mechanics' or other similar liens or claims which have been filed for work, labor or materials affecting the related Mortgaged Property which are or may be prior or equal to the lien of the Mortgage, except those that are bonded or escrowed for or which are insured against pursuant to the applicable Title Insurance Policy (as defined below). No Mortgaged Property secures any mortgage loan not represented on the Mortgage Loan Schedule; no Mortgage Loan is cross-collateralized or cross-defaulted with any other mortgage loan other than one or more Mortgage Loans as shown on the Mortgage Loan Schedule; no Mortgage Loan is secured by property which secures another mortgage loan other than one or more Mortgage Loans as shown on the Mortgage Loan Schedule. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rent, operating revenues or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

               (7) The related Mortgagor under each Mortgage Loan has good and indefeasible fee simple or, with respect to those Mortgage Loans described in clause (20) hereof, leasehold title to the related Mortgaged Property comprising real estate subject to any Permitted Encumbrances.

               (8) The Seller has received an American Land Title Association
(ALTA) lender's title insurance policy or a comparable form of lender's title insurance policy (or escrow instructions binding on the Title Insurer (as defined below) and irrevocably obligating the Title Insurer to issue such title insurance policy, a title policy commitment or pro-forma "marked up" at the closing of the related Mortgage Loan and countersigned by the Title Insurer or its authorized agent) as adopted in the applicable jurisdiction (the "Title Insurance Policy"), which was issued by a nationally recognized title insurance company (the "Title Insurer") qualified to do business in the jurisdiction where the applicable Mortgaged Property is located, covering the portion of each Mortgaged Property comprised of real estate and insuring that the related Mortgage is a valid first lien in the original principal amount of the related Mortgage Loan on the Mortgagor's fee simple interest (or, if applicable, leasehold interest) in such Mortgaged Property comprised of real estate, subject only to Permitted Encumbrances. Such Title Insurance Policy was issued in connection with the origination of the related Mortgage Loan. No claims have been made under such Title Insurance Policy. Such Title Insurance Policy is in full force and effect and all premiums thereon have been paid and will provide that the insured includes the owner of the Mortgage Loan and its successors and/or assigns. No holder of the related Mortgage has done, by act or omission, anything that would, and the Seller has no actual knowledge of any other circumstance that would, impair the coverage under such Title Insurance Policy.

               (9) The related Assignment of Mortgage and the related assignment of the Assignment of Leases executed in connection with each Mortgage, if any, have been recorded in the applicable jurisdiction (or, if not recorded, have been submitted for recording or are in recordable form (but for the insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller)) and constitute the legal, valid and binding assignment of such Mortgage and the related assignment of leases and rents from the Seller to the Purchaser. The endorsement of the related Mortgage Note by the Seller constitutes the legal, valid, binding and enforceable (except as such enforcement may be limited by anti-deficiency laws or bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law)) assignment of such Mortgage Note, and together with such Assignment of Mortgage and the related assignment of assignment of leases and rents, legally and validly conveys all right, title and interest in such Mortgage Loan and Mortgage Loan documents to the Purchaser.

               (10) (a) The Mortgage Loan documents for each Mortgage Loan provide that such Mortgage Loan is non-recourse to the related parties thereto except that the related Mortgagor and at least one individual or entity shall be fully liable for actual losses, liabilities, costs and damages arising from acts generally including fraud or material misrepresentation by the related Mortgagor and/or its principals. Additionally, the Mortgage Loan documents for each Mortgage Loan provide that the related Mortgagor and at least one individual or entity shall be liable to the Seller for any losses incurred by the Seller, its successors and assigns, generally due to (i) the misapplication or misappropriation of rents, insurance proceeds or condemnation awards, (ii) any act of actual waste, and (iii) any breach of the environmental covenants contained in the related Mortgage Loan documents.

                      (b) The Mortgage Loan documents for each Mortgage Loan contain enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, non-judicial foreclosure, and there is no exemption available to the related Mortgagor which would interfere with such right of foreclosure except any statutory right of redemption or as may be limited by anti-deficiency or one form of action laws or by bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                      (c) Each of the related Mortgage Notes and Mortgages are the legal, valid and binding obligations of the related Mortgagor named on the Mortgage Loan Schedule and each of the other related Mortgage Loan documents is the legal, valid and binding obligation of the parties thereto (subject to any non-recourse provisions therein), enforceable in accordance with its terms, except as such enforcement may be limited by anti-deficiency or one form of action laws or bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and except that certain provisions of such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but the inclusion of such provisions does not render any of the Mortgage Loan documents invalid as a whole, and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the principal rights and benefits afforded thereby.

                      (d) The terms of the Mortgage Loans or the related Mortgage Loan documents, have not been altered, impaired, modified or waived in any material respect, except prior to the Cut-off Date by written instrument duly submitted for recordation, to the extent required, and as specifically set forth in the related Mortgage File.

                      (e) With respect to each Mortgage which is a deed of trust, a trustee, duly qualified under applicable law to serve as such, currently so serves and is named in the deed of trust or has been substituted in accordance with applicable law, and no fees or expenses are or will become payable to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor other than de minimis fees paid in connection with the release of the related Mortgaged Property or related security for such Mortgage Loan following payment of such Mortgage Loan in full.

               (11) No Mortgage Loan has been satisfied, canceled, subordinated, released or rescinded, in whole or in part, and the related Mortgagor has not been released, in whole or in part, from its obligations under any related Mortgage Loan document.

               (12) Except with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges, neither the Mortgage Loan nor any of the related Mortgage Loan documents is subject to any right of rescission, set-off, abatement, diminution, valid counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of any such Mortgage Loan documents, or the exercise (in compliance with procedures permitted under applicable law) of any right thereunder, render any Mortgage Loan documents subject to any right of rescission, set-off, abatement, diminution, valid counterclaim or defense, including the defense of usury (subject to anti-deficiency or one form of action laws and to bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditor's rights generally and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law)), and no such right of rescission, set-off, abatement, diminution, valid counterclaim or defense has been asserted with respect thereto. None of the Mortgage Loan documents provides for a release of a portion of the Mortgaged Property from the lien of the Mortgage except upon payment or defeasance in full of all obligations under the Mortgage, provided that, notwithstanding the foregoing, certain of the Mortgage Loans may allow partial release (a) upon payment or defeasance of an allocated loan amount which may be formula based, but in no event less than 125% of the allocated loan amount, or (b) in the event the portion of the Mortgaged Property being released shall not have been given any material value in connection with the underwriting or appraisal of the related Mortgage Loan.

               (13) As of the Closing Date, there is no payment default, giving effect to any applicable notice and/or grace period, and, to the Seller's knowledge, as of the Closing Date, there is no other material default under any of the related Mortgage Loan documents, giving effect to any applicable notice and/or grace period; no such material default or breach has been waived by the Seller or on its behalf or, to the Seller's knowledge, by the Seller's predecessors in interest with respect to the Mortgage Loans; and, to the Seller's actual knowledge, no event has occurred which, with the passing of time or giving of notice would constitute a material default or breach; provided, however, that the representations and warranties set forth in this sentence do not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of any subject matter otherwise covered by any other representation or warranty made by the Seller in this Exhibit B. No Mortgage Loan has been accelerated and no foreclosure or power of sale proceeding has been initiated in respect of the related Mortgage. The Seller has not waived any material claims against the related Mortgagor under any non-recourse exceptions contained in the Mortgage Note.

               (14) (a) The principal amount of the Mortgage Loan stated on the Mortgage Loan Schedule has been fully disbursed as of the Closing Date specified therein (except for certain amounts that were fully disbursed by the mortgagee, but escrowed pursuant to the terms of the related Mortgage Loan documents) and there are no future advances required to be made by the mortgagee under any of the related Mortgage Loan documents. Any requirements under the related Mortgage Loan documents regarding the completion of any on-site or off-site improvements and to disbursements of any escrow funds therefor have been or are being complied with or such escrow funds are still being held. The value of the Mortgaged Property relative to the value reflected in the most recent appraisal thereof is not impaired by any improvements which have not been completed. The Seller has not, nor, to the Seller's knowledge, have any of its agents or predecessors in interest with respect to the Mortgage Loans, in respect of such Mortgage Loan, directly or indirectly, advanced funds or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor other than (a) interest accruing on such Mortgage Loan from the date of such disbursement of such Mortgage Loan to the date which preceded by thirty (30) days the first payment date under the related Mortgage Note and
(b) application and commitment fees, escrow funds, points and reimbursements for fees and expenses, incurred in connection with the origination and funding of the Mortgage Loan.

                      (b) No Mortgage Loan has capitalized interest included in its principal balance, or provides for any shared appreciation rights or other equity participation therein and no contingent or additional interest contingent on cash flow or, except for ARD Loans, negative amortization is due thereon.

                      (c) Each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan starts to amortize no later than the Due Date of the calendar month immediately after the calendar month in which such ARD Loan closed and substantially fully amortizes over its stated term, which term is at least 60 months after the related Anticipated Repayment Date. Each ARD Loan has an Anticipated Repayment Date not less than seven years following the origination of such Mortgage Loan. If the related Mortgagor elects not to prepay its ARD Loan in full on or prior to the Anticipated Repayment Date pursuant to the existing terms of the Mortgage Loan or a unilateral option (as defined in Treasury Regulations under Section 1001 of the Code) in the Mortgage Loan exercisable during the term of the Mortgage Loan, (i) the Mortgage Loan's interest rate will step up to an interest rate per annum as specified in the related Mortgage Loan documents; provided, however, that payment of such Excess Interest shall be deferred until the principal of such ARD Loan has been paid in full; (ii) all or a substantial portion of the Excess Cash Flow collected after the Anticipated Repayment Date shall be applied towards the prepayment of such ARD Loan and once the principal balance of an ARD Loan has been reduced to zero all Excess Cash Flow will be applied to the payment of accrued Excess Interest; and (iii) if the property manager for the related Mortgaged Property can be removed by or at the direction of the mortgagee on the basis of a debt service coverage test, the subject debt service coverage ratio shall be calculated without taking account of any increase in the related Mortgage Interest Rate on such Mortgage Loan's Anticipated Repayment Date. No ARD Loan provides that the property manager for the related Mortgaged Property can be removed by or at the direction of the mortgagee solely because of the passage of the related Anticipated Repayment Date.

                      (d) Each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan with a hard lockbox requires that tenants at the related Mortgaged Property shall (and each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan with a springing lockbox requires that tenants at the related Mortgaged Property shall, upon the occurrence of a specified trigger event, including, but not limited to, the occurrence of the related Anticipated Repayment Date) make rent payments into a lockbox controlled by the holder of the Mortgage Loan and to which the holder of the Mortgage Loan has a first perfected security interest; provided however, with respect to each ARD Loan which is secured by a multi-family property with a hard lockbox, or with respect to each ARD Loan which is secured by a multi-family property with a springing lockbox, upon the occurrence of a specified trigger event, including, but not limited to, the occurrence of the related Anticipated Repayment Date, tenants either pay rents to a lockbox controlled by the holder of the Mortgage Loan or deposit rents with the property manager who will then deposit the rents into a lockbox controlled by the holder of the Mortgage Loan.

               (15) The terms of the Mortgage Loan documents evidencing such Mortgage Loan comply in all material respects with all applicable local, state and federal laws, and regulations and the Seller has complied with all material requirements pertaining to the origination, funding and servicing of the Mortgage Loans, including but not limited to, usury and any and all other material requirements of any federal, state or local law to the extent non-compliance would have a material adverse effect on the Mortgage Loan.

               (16) To the Seller's knowledge and subject to clause (37) hereof, as of the date of origination of the Mortgage Loan, based on inquiry customary in the industry, and to the Seller's actual knowledge and subject to clause (37) hereof, as of the Closing Date, the related Mortgaged Property is, in all material respects, in compliance with, and is used and occupied in accordance with, all restrictive covenants of record applicable to such Mortgaged Property and applicable zoning laws and all inspections, licenses, permits and certificates of occupancy required by law, ordinance or regulation to be made or issued with regard to the Mortgaged Property have been obtained and are in full force and effect, except to the extent (a) any material non-compliance with all restrictive covenants of record applicable to such Mortgage Property or applicable zoning laws is insured by an ALTA lender's title insurance policy (or binding commitment therefor), or the equivalent as adopted in the applicable jurisdiction, or a law and ordinance insurance policy, or (b) the failure to obtain or maintain such inspections, licenses, permits or certificates of occupancy does not materially impair or materially and adversely affect the use and/or operation of the Mortgaged Property as it was used and operated as of the date of origination of the Mortgage Loan or the rights of a holder of the related Mortgage Loan.

               (17) All (a) taxes, water charges, sewer rents, assessments or other similar outstanding governmental charges and governmental assessments which became due and owing prior to the Closing Date in respect of the related Mortgaged Property (excluding any related personal property), and if left unpaid, would be, or might become, a lien on such Mortgaged Property having priority over the related Mortgage and (b) insurance premiums or ground rents which became due and owing prior to the Closing Date in respect of the related Mortgaged Property (excluding any related personal property) have been paid, or if disputed, or if such amounts are not delinquent prior to the Closing Date, an escrow of funds in an amount sufficient (together with escrow payments required to be made prior to delinquency) to cover such taxes and assessments and any late charges due in connection therewith has been established. As of the date of origination, the related Mortgaged Property was one or more separate and complete tax parcels. For purposes of this representation and warranty, the items identified herein shall not be considered due and owing until the date on which interest or penalties would be first payable thereon.

               (18) To the Seller's knowledge based on surveys or the Title Insurance Policy, none of the improvements that were included for the purpose of determining the appraised value of the related Mortgaged Property at the time of the origination of such Mortgage Loan lies outside the boundaries and building restriction lines of such Mortgaged Property, except to the extent they are legally nonconforming as contemplated by representation (37) below, and no improvements on adjoining properties encroach upon such Mortgaged Property, except in each case for (a) immaterial encroachments which do not materially adversely affect the security intended to be provided by the related Mortgage or the use, enjoyment, value or marketability of such Mortgaged Property or (b) encroachments affirmatively covered by the related Title Insurance Policy. With respect to each Mortgage Loan, the property legally described in the survey, if any, obtained for the related Mortgaged Property for purposes of the origination thereof is the same as the property legally described in the Mortgage.

(19) (a) Except with respect to repairs estimated to cost less than $5,000 in the aggregate, as of the date of the applicable engineering report (which was performed within 12 months prior to the Cut-off Date) related to the Mortgaged Property and, to Seller's knowledge as of the Closing Date, the related Mortgaged Property is either (i) in good repair, free and clear of any damage that would materially adversely affect the value of such Mortgaged Property as security for such Mortgage Loan or the use and operation of the Mortgaged Property as it was being used or operated as of the origination date or (ii) escrows in an amount consistent with the standard utilized by the Seller with respect to similar loans it holds for its own account have been established, which escrows will in all events be not less than 100% of the estimated cost of the required repairs. Since the origination date, to the Seller's knowledge, such Mortgaged Property has not been damaged by fire, wind or other casualty or physical condition (including, without limitation, any soil erosion or subsidence or geological condition), which damage has not been fully repaired or fully insured, or for which escrows in an amount consistent with the standard utilized by the Seller with respect to loans it holds for its own account have not been established.

                      (b) As of the origination date of such Mortgage Loan and to the Seller's actual knowledge, as of the Closing Date, there are no proceedings pending or, to the Seller's actual knowledge, threatened, for the partial or total condemnation of the relevant Mortgaged Property.

               (20) The Mortgage Loans that are identified on Exhibit A as being secured in whole or in part by a leasehold estate (a "Ground Lease") (except with respect to any Mortgage Loan also secured by the related fee interest in the Mortgaged Property), satisfy the following conditions:

                      (a) such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease, or other agreement received by the originator of the Mortgage Loan from the ground lessor, provides that the interest of the lessee thereunder may be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns, in a manner that would materially and adversely affect the security provided by the Mortgage; as of the date of origination of the Mortgage Loan, there was no material change of record in the terms of such Ground Lease with the exception of written instruments which are part of the related Mortgage File and Seller has no knowledge of any material change in the terms of such Ground Lease since the recordation of the related Mortgage, with the exception of written instruments which are part of the related Mortgage File;

                      (b) such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related fee interest and Permitted Encumbrances and such Ground Lease is, and shall remain, prior to any mortgage or other lien upon the related fee interest (other than the Permitted Encumbrances) unless a nondisturbance agreement is obtained from the holder of any such mortgage or lien on the fee interest, which nondisturbance agreement is assignable to or for the benefit of the related lessee and the related mortgagee;

                      (c) such Ground Lease or another agreement received by the originator of the Mortgage Loan from the ground lessor provides that upon foreclosure of the related Mortgage or assignment of the Mortgagor's interest in such Ground Lease in lieu thereof, the mortgagee under such Mortgage is entitled to become the owner of such interest upon notice to, but without the consent of, the lessor thereunder and, in the event that such mortgagee (or any of its successors and assigns under the Mortgage) becomes the owner of such interest, such interest is further assignable by such mortgagee (or any of its successors and assigns under the Mortgage) upon notice to such lessor, but without a need to obtain the consent of such lessor;

                      (d) such Ground Lease is in full force and effect and no default of tenant or ground lessor was in existence at origination, or to the Seller's knowledge, is currently in existence under such Ground Lease, nor at origination was, or to the Seller's knowledge, is there any condition which, but for the passage of time or the giving of notice, would result in a default under the terms of such Ground Lease; either such Ground Lease or a separate agreement contains the ground lessor's covenant that it shall not amend, modify, cancel or terminate such Ground Lease without the prior written consent of the mortgagee under such Mortgage and any amendment, modification, cancellation or termination of the Ground Lease without the prior written consent of the related mortgagee, or its successors or assigns is not binding on such mortgagee, or its successor or assigns;

                      (e) such Ground Lease or other agreement requires the lessor thereunder to give written notice of any material default by the lessee to the mortgagee under the related Mortgage, provided that such mortgagee has provided the lessor with notice of its lien in accordance with the provisions of such Ground Lease; and such Ground Lease or other agreement provides that no such notice of default and no termination of the Ground Lease in connection with such notice of default shall be effective against such mortgagee unless such notice of default has been given to such mortgagee and any related Ground Lease or other agreement contains the ground lessor's covenant that it will give to the related mortgagee, or its successors or assigns, any notices it sends to the Mortgagor;

                      (f) either (i) the related ground lessor has subordinated its interest in the related Mortgaged Property to the interest of the holder of the Mortgage Loan or (ii) such Ground Lease or other agreement provides that (A) the mortgagee under the related Mortgage is permitted a reasonable opportunity to cure any default under such Ground Lease which is curable, including reasonable time to gain possession of the interest of the lessee under the Ground Lease, after the receipt of notice of any such default before the lessor thereunder may terminate such Ground Lease; (B) in the case of any such default which is not curable by such mortgagee, or in the event of the bankruptcy or insolvency of the lessee under such Ground Lease, such mortgagee has the right, following termination of the existing Ground Lease or rejection thereof by a bankruptcy trustee or similar party, to enter into a new ground lease with the lessor on substantially the same terms as the existing Ground Lease; and (C) all rights of the Mortgagor under such Ground Lease (insofar as it relates to the Ground Lease) may be exercised by or on behalf of such mortgagee under the related Mortgage upon foreclosure or assignment in lieu of foreclosure;

                      (g) such Ground Lease has an original term (or an original term plus one or more optional renewal terms that under all circumstances may be exercised, and will be enforceable, by the mortgagee or its assignee) which extends not less than 20 years beyond the stated maturity date of the related Mortgage Loan;

                      (h) under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee under such Mortgage or a financially responsible institution acting as trustee appointed by it, or consented to by it, or by the lessor having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or to the payment in whole or in part of the outstanding principal balance of such Mortgage Loan together with any accrued and unpaid interest thereon; and

                      (i) such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by the Seller; such Ground Lease contains a covenant (or applicable laws provide) that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of any lessee in the relevant portion of such Mortgaged Property subject to such Ground Lease for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage.

               (21) (a) An Environmental Site Assessment performed in connection with the origination of the related Mortgage Loan was obtained and reviewed by the Seller and a copy is included in the Servicing File.

                      (b) Such Environmental Site Assessment does not identify, and the Seller has no actual knowledge of, any adverse circumstances or conditions with respect to or affecting the Mortgaged Property that would constitute or result in a material violation of any Environmental Laws, other than with respect to a Mortgaged Property (i) for which environmental insurance (as set forth on Schedule II hereto) is maintained, or (ii) which would require (x) any expenditure less than or equal to 5% of the outstanding principal balance of the Mortgage Loan to achieve or maintain compliance in all material respects with any Environmental Laws or (y) any expenditure greater than 5% of the outstanding principal balance of such Mortgage Loan to achieve or maintain compliance in all material respects with any Environmental Laws for which , in connection with this clause (y), adequate sums, but in no event less than 125% of the estimated cost as set forth in the Environmental Site Assessment, were reserved in connection with the origination of the Mortgage Loan and for which the related Mortgagor has covenanted to perform, or (iii) as to which the related Mortgagor or one of its affiliates is currently taking or required to take such actions (which may include the implementation of an operations and maintenance plan), if any, with respect to such conditions or circumstances as have been recommended by the Environmental Site Assessment or required by the applicable governmental authority, or (iv) as to which another responsible party not related to the Mortgagor with assets reasonably estimated by the Seller at the time of origination to be sufficient to effect all necessary or required remediation identified in a notice or other action from the applicable governmental authority is currently taking or required to take such actions, if any, with respect to such regulatory authority's order or directive, or (v) as to which such conditions or circumstances identified in the Environmental Site Assessment were investigated further and based upon such additional investigation, an environmental consultant recommended no further investigation or remediation, or
                      (vi) as to which a party with financial resources reasonably estimated to be adequate to cure the condition or circumstance provided a guaranty or indemnity to the related Mortgagor or to the mortgagee to cover the costs of any required investigation, testing, monitoring or remediation, or (vii) as to which the related Mortgagor or other responsible party obtained a "No Further Action" letter or other evidence reasonably acceptable to a prudent commercial mortgage lender that applicable federal, state, or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance, or (viii) which would not require substantial cleanup, remedial action or other extraordinary response under any Environmental Laws reasonably estimated to cost in excess of 5% of the outstanding principal balance of such Mortgage Loan;

                      (c) To the Seller's actual knowledge and in reliance upon the Environmental Site Assessment, except for any Hazardous Materials being handled in accordance with applicable Environmental Laws and except for any Hazardous Materials present at such Mortgaged Property for which, to the extent that an Environmental Site Assessment recommends remediation or other action, (A) there exists either (i) environmental insurance with respect to such Mortgaged Property (as set forth on Schedule II hereto) or
                      (ii) an amount in an escrow account pledged as security for such Mortgage Loan under the relevant Mortgage Loan documents equal to no less than 125% of the amount estimated in such Environmental Site Assessment as sufficient to pay the cost of such remediation or other action in accordance with such Environmental Site Assessment or (B) one of the statements set forth in clause (b) above is true, (1) such Mortgaged Property is not being used for the treatment or disposal of Hazardous Materials; (2) no Hazardous Materials are being used or stored or generated for off-site disposal or otherwise present at such Mortgaged Property other than Hazardous Materials of such types and in such quantities as are customarily used or stored or generated for off-site disposal or otherwise present in or at properties of the relevant property type; and (3) such Mortgaged Property is not subject to any environmental hazard (including, without limitation, any situation involving Hazardous Materials) which under the Environmental Laws would have to be eliminated before the sale of, or which could otherwise reasonably be expected to adversely affect in more than a de minimis manner the value or marketability of, such Mortgaged Property.

                      (d) The related Mortgage or other Mortgage Loan documents contain covenants on the part of the related Mortgagor requiring its compliance with any present or future federal, state and local Environmental Laws and regulations in connection with the Mortgaged Property. The related Mortgagor (or an affiliate thereof) has agreed to indemnify, defend and hold the Seller, and its successors and assigns, harmless from and against any and all losses, liabilities, damages, penalties, fines, expenses and claims of whatever kind or nature (including attorneys' fees and costs) imposed upon or incurred by or asserted against any such party resulting from a breach of the environmental representations, warranties or covenants given by the related Mortgagor in connection with such Mortgage Loan.

                      (e) Each of the Mortgage Loans which is covered by an environmental insurance policy obtained in lieu of an Environmental Site Assessment ("In Lieu of Policy") is identified on Schedule I and has an outstanding principal balance not greater than $3,000,000, and each In Lieu of Policy is in an amount equal to 125% of the outstanding principal balance of the related Mortgage Loan and has a term ending no sooner than the date which is five years after the maturity date (or, in the case of an ARD Loan, the final maturity date) of the related Mortgage Loan, is non-cancelable by the insurer during such term and the premium for such policy has been paid in full. All environmental assessments or updates that were in the possession of the Seller and that relate to a Mortgaged Property identified on Schedule I as being insured by an In Lieu of Policy have been delivered to or disclosed to the In Lieu of Policy carrier issuing such policy prior to the issuance of such policy.

               (22) As of the date of origination of the related Mortgage Loan, and, as of the Closing Date, the Mortgaged Property is covered by insurance policies providing the coverage described below and the Mortgage Loan documents permit the mortgagee to require the coverage described below. All premiums with respect to the Insurance Policies insuring each Mortgaged Property have been paid in a timely manner or escrowed to the extent required by the Mortgage Loan documents, and the Seller has not received any notice of cancellation or termination. The relevant Servicing File contains the Insurance Policy required for such Mortgage Loan or a certificate of insurance for such Insurance Policy. Each Mortgage requires that the related Mortgaged Property and all improvements thereon are covered by Insurance Policies providing (a) coverage in the amount of the lesser of full replacement cost of such Mortgaged Property and the outstanding principal balance of the related Mortgage Loan (subject to customary deductibles) for fire and extended perils included within the classification "All Risk of Physical Loss" in an amount sufficient to prevent the Mortgagor from being deemed a co-insurer and to provide coverage on a full replacement cost basis of such Mortgaged Property (in some cases exclusive of foundations and footings) with an agreed amount endorsement to avoid application of any coinsurance provision; such policies contain a standard mortgage clause naming mortgagee and its successor in interest as additional insureds or loss payee, as applicable; (b) business interruption or rental loss insurance in an amount at least equal to (i) 12 months of operations or (ii) in some cases all rents and other amounts customarily insured under this type of insurance of the Mortgaged Property; (c) flood insurance (if any portion of the improvements on the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency ("FEMA"), with respect to certain Mortgage Loans and the Secretary of Housing and Urban Development with respect to other Mortgage Loans, as having special flood hazards) in an amount not to exceed amounts prescribed by FEMA; (d) workers' compensation, if required by law; (e) comprehensive general liability insurance in an amount consistent with the standard utilized by the Seller with respect to loans it holds for its own account, but not less than $1 million; and (f) windstorm coverage in the amount of the lesser of full replacement cost of such Mortgaged Property and the outstanding principal balance of the related Mortgage Loan (subject to a deductible equal to 5% or less of the insurable value of the Mortgaged Property); all such Insurance Policies contain clauses providing they are not terminable and may not be terminated without thirty (30) days prior written notice to the mortgagee (except where applicable law requires a shorter period or except for nonpayment of premiums, in which case not less than ten (10) days prior written notice to the mortgagee is required). In addition, each Mortgage permits the related mortgagee to make premium payments to prevent the cancellation thereof and shall entitle such mortgagee to reimbursement therefor. Any insurance proceeds in respect of a casualty loss or taking will be applied either to the repair or restoration of all or part of the related Mortgaged Property or the payment of the outstanding principal balance of the related Mortgage Loan together with any accrued interest thereon. The related Mortgaged Property is insured by an Insurance Policy, issued by an insurer meeting the requirements of such Mortgage Loan and having a claims-paying or financial strength rating of at least A-:VIII from A.M. Best Company or "A-" (or the equivalent) from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., Fitch, Inc. or Moody's Investor Services, Inc. An architectural or engineering consultant has performed an analysis of each of the Mortgaged Properties located in seismic zones 3 or 4 in connection with the origination of the related Mortgage Loan in order to evaluate the structural and seismic condition of such property, for the sole purpose of assessing the probable maximum loss ("PML") for the Mortgaged Property in the event of an earthquake. In such instance, the PML was based on a return period of not less than 100 years, an exposure period of 50 years and a 10% probability of exceedence. If the resulting report concluded that the PML would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance on such Mortgaged Property was obtained by an insurer rated at least A-:VIII by A.M. Best Company or "A-" (or the equivalent) from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., Fitch, Inc. or Moody's Investor Services, Inc. To the Seller's actual knowledge, the insurer issuing each of the foregoing insurance policies is qualified to write insurance in the jurisdiction where the related Mortgaged Property is located.

               (23) All amounts required to be deposited by each Mortgagor at origination under the related Mortgage Loan documents have been deposited or have been withheld from the related Mortgage Loan proceeds at origination and there are no deficiencies with regard thereto.

               (24) Whether or not a Mortgage Loan was originated by the Seller, to the Seller's knowledge, with respect to each Mortgage Loan originated by the Seller and each Mortgage Loan originated by any Person other than the Seller, as of the date of origination of the related Mortgage Loan, and, to the Seller's actual knowledge, with respect to each Mortgage Loan originated by the Seller and any prior holder of the Mortgage Loan, as of the Closing Date, there are no actions, suits, arbitrations or governmental investigations or proceedings by or before any court or other governmental authority or agency now pending against or affecting the Mortgagor under any Mortgage Loan or any of the Mortgaged Properties which, if determined against such Mortgagor or such Mortgaged Property, would materially and adversely affect the value of such Mortgaged Property, the security intended to be provided with respect to the related Mortgage Loan, or the ability of such Mortgagor and/or the current use of such Mortgaged Property to generate net cash flow to pay principal, interest and other amounts due under the related Mortgage Loan; and to the Seller's actual knowledge there are no such actions, suits or proceedings threatened against such Mortgagor.

               (25) Each Mortgage Loan complied at origination, in all material respects, with all of the terms, conditions and requirements of the Seller's, or if the Seller is not the originator, then, to the knowledge of the Seller, the originator's, underwriting standards applicable to such Mortgage Loan and since origination, the Mortgage Loan has been serviced in all material respects in a legal manner in conformance with the Seller's servicing standards.

               (26) The originator of the Mortgage Loan or the Seller has inspected or caused to be inspected each related Mortgaged Property within the 12 months prior to the Closing Date.

               (27) The Mortgage Loan documents require the Mortgagor to provide the holder of the Mortgage Loan with at least annual operating statements, financial statements and except for Mortgage Loans for which the related Mortgaged Property is leased to a single tenant, rent rolls.

               (28) All escrow deposits and payments required by the terms of each Mortgage Loan are in the possession, or under the control of the Seller (except to the extent they have been disbursed for their intended purposes), and all amounts required to be deposited by the applicable Mortgagor under the related Mortgage Loan documents have been deposited, and there are no deficiencies with regard thereto (subject to any applicable notice and cure period). All of the Seller's interest in such escrows and deposits will be conveyed by the Seller to the Purchaser hereunder.

               (29) No two or more Mortgage Loans representing more than 5% of the aggregate outstanding principal amount of all the mortgage loans included in the Trust Fund has the same Mortgagor or, to the Seller's knowledge, are to Mortgagors which are entities controlled by one another or under common control.

               (30) Each Mortgagor with respect to a Mortgage Loan with a principal balance as of the Cut-off Date in excess of $15,000,000 included in the Trust Fund is an entity whose organizational documents or related Mortgage Loan documents provide that it is, and at least so long as the Mortgage Loan is outstanding will continue to be, a Single Purpose Entity. For this purpose, "Single Purpose Entity" shall mean a Person, other than an individual, whose organizational documents provide that it shall engage solely in the business of owning and operating the Mortgaged Property and which does not engage in any business unrelated to such property and the financing thereof, does not have any assets other than those related to its interest in the Mortgaged Property or the financing thereof or any indebtedness other than as permitted by the related Mortgage or the other Mortgage Loan documents, and the organizational documents of which require that it have its own separate books and records and its own accounts, in each case which are separate and apart from the books and records and accounts of any other Person.

               (31) The gross proceeds of each Mortgage Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and either: (a) such Mortgage Loan is secured by an interest in real property having a fair market value (i) at the date the Mortgage Loan was originated at least equal to 80% of the original principal balance of the Mortgage Loan or (ii) at the Closing Date at least equal to 80% of the original principal balance of the Mortgage Loan on such date; provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (A) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (B) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in sub-clauses (a)(i) and (a)(ii) of this clause (31) shall be made on a pro rata basis in accordance with the fair market values of the Mortgaged Properties securing such cross-collateralized Mortgage Loan); or
(b) substantially all the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property which served as the only security for such Mortgage Loan (other than a recourse feature or other third party credit enhancement within the meaning of Treasury Regulations Section 1.860G-2(a)(1)(ii)). If the Mortgage Loan was "significantly modified" prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code, it either (x) was modified as a result of the default or reasonably foreseeable default of such Mortgage Loan or (y) satisfies the provisions of either sub-clause (a)(i) above (substituting the date on the last such modification for the date the Mortgage Loan was originated) or sub-clause
(a)(ii), including the proviso thereto. The Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulations Section 1.860G-2(f)(2)). Any prepayment premium and yield maintenance charges applicable to the Mortgage Loan constitute "customary prepayment penalties" within the meaning of Treasury Regulations Section 1.860G-1(b)(2).

               (32) Each of the Mortgage Loans contain a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without the prior written consent of the holder of the Mortgage Loan, the property subject to the Mortgage, or any controlling interest therein, is directly or indirectly transferred or sold (except that it may provide for transfers by devise, descent or operation of law upon the death of a member, manager, general partner or shareholder of a Mortgagor and that it may provide for assignments subject to the Mortgage Loan holder's approval of transferee, transfers to affiliates, transfers to family members for estate planning purposes, transfers among existing members, partners or shareholders in Mortgagors or transfers of passive interests so long as the key principals or general partner retains control). The Mortgage Loan documents contain a "due on encumbrance" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if the property subject to the Mortgage or any controlling interest in the Mortgagor is further pledged or encumbered, unless the prior written consent of the holder of the Mortgage Loan is obtained (except that it may provide for assignments subject to the Mortgage Loan holder's approval of transferee, transfers to affiliates or transfers of passive interests so long as the key principals or general partner retains control). As of the Closing Date, the Seller holds no preferred equity interest in any Mortgagor and the Seller holds no mezzanine debt related to such Mortgaged Property.

               (33) Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan.

               (34) Each Mortgage Loan containing provisions for defeasance of mortgage collateral provides that: defeasance may not occur any earlier than two years after the Closing Date; and requires either (a) the prior written consent of, and compliance with the conditions set by, the holder of the Mortgage Loan to any defeasance, or (b)(i) the replacement collateral consist of U.S. "government securities," within the meaning of Treasury Regulations Section
1.860 G-2(a)(8)(i), in an amount sufficient to make all scheduled payments under the Mortgage Note when due (up to the maturity date for the related Mortgage Loan, the Anticipated Repayment Date for ARD Loans or the date on which the Mortgagor may prepay the related Mortgage Loan without payment of any prepayment penalty); (ii) the loan may be assumed by a Single Purpose Entity approved by the holder of the Mortgage Loan; (iii) counsel provide an opinion that the trustee has a perfected security interest in such collateral prior to any other claim or interest; and (iv) such other documents and certifications as the mortgagee may reasonably require which may include, without limitation, (A) a certification that the purpose of the defeasance is to facilitate the disposition of the mortgaged real property or any other customary commercial transaction and not to be part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages and (B) a certification from an independent certified public accountant that the collateral is sufficient to make all scheduled payments under the Mortgage Note when due. Each Mortgage Loan containing provisions for defeasance provides that, in addition to any cost associated with defeasance, the related Mortgagor shall pay, as of the date the mortgage collateral is defeased, all scheduled and accrued interest and principal due as well as an amount sufficient to defease in full the Mortgage Loan (except as contemplated in paragraph (35) hereof). In addition, if the related Mortgage Loan permits defeasance, then the Mortgage Loan documents provide that the related Mortgagor shall (x) pay all reasonable fees associated with the defeasance of the Mortgage Loan and all other reasonable expenses associated with the defeasance, or (y) provide all opinions required under the related Mortgage Loan documents, and in the case of loans with an outstanding principal balance as of the Cut-off Date of $40,000,000 or greater, (i) a REMIC opinion and (ii) rating agency letters confirming that no downgrade or qualification shall occur as a result of the defeasance.

               (35) In the event that a Mortgage Loan is secured by more than one Mortgaged Property, then, in connection with a release of less than all of such Mortgaged Properties, a Mortgaged Property may not be released as collateral for the related Mortgage Loan unless, in connection with such release, an amount equal to not less than 125% of the Allocated Loan Amount for such Mortgaged Property is prepaid or, in the case of a defeasance, an amount equal to 125% of the Allocated Loan Amount is defeased through the deposit of replacement collateral (as contemplated in clause (34) hereof) sufficient to make all scheduled payments with respect to such defeased amount, or such release is otherwise in accordance with the terms of the Mortgage Loan documents.

               (36) Each Mortgaged Property is owned by the related Mortgagor, except for Mortgaged Properties which are secured in whole or in a part by a Ground Lease and for out-parcels, and is used and occupied for commercial or multifamily residential purposes in accordance with applicable law.

               (37) Any material non-conformity with zoning laws constitutes a legal non-conforming use or structure which, in the event of casualty or destruction, may be restored or repaired to the full extent of the use or structure at the time of such casualty, or for which law and ordinance insurance coverage has been obtained in amounts consistent with the standards utilized by the Seller.

               (38) Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the related Mortgagor under the Mortgage Loan. The Mortgage Loan was not originated for the sole purpose of financing the construction of incomplete improvements on the related Mortgaged Property.

               (39) No court of competent jurisdiction will determine in a final decree that fraud, with respect to the Mortgage Loans, has taken place on the part of the Seller or, to the Seller's actual knowledge, on the part of any originator, in connection with the origination of such Mortgage Loan.

               (40) The related Mortgage or other Mortgage Loan documents provide a grace period for delinquent Monthly Payments no longer than ten (10) days from the applicable payment date.

               (41) The following statements are true with respect to the related Mortgaged Property: (a) the Mortgaged Property is located on or adjacent to a dedicated road or has access to an irrevocable easement permitting ingress and egress and (b) the Mortgaged Property is served by public or private utilities, water and sewer (or septic facilities) and otherwise appropriate for the use in which the Mortgaged Property is currently being utilized.

               (42) None of the Mortgage Loan documents contain any provision that expressly excuses the related borrower from obtaining and maintaining insurance coverage for acts of terrorism (provided that such insurance coverage is generally available at commercially reasonable rates and, in circumstances where such insurance is not expressly required, that any request on the part of the mortgagee that the related borrower maintain such insurance is reasonable). Each Mortgaged Property is insured by an "all-risk" casualty insurance policy that does not contain an express exclusion for (or, alternatively, is covered by a separate policy that insures against property damage resulting from ) acts of terrorism.

               (43) An appraisal of the related Mortgaged Property was conducted in connection with the origination of such Mortgage Loan, and such appraisal satisfied the guidelines in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, in either case as in effect on the date such Mortgage Loan was originated.

Defined Terms:

               The term "Allocated Loan Amount" shall mean, for each Mortgaged Property, the portion of principal of the related Mortgage Loan allocated to such Mortgaged Property for certain purposes (including determining the release prices of properties, if permitted) under such Mortgage Loan as set forth in the related loan documents. There can be no assurance, and it is unlikely, that the Allocated Loan Amounts represent the current values of individual Mortgaged Properties, the price at which an individual Mortgaged Property could be sold in the future to a willing buyer or the replacement cost of the Mortgaged Properties.

               The term "Anticipated Repayment Date" shall mean the date on which all or substantially all of any Excess Cash Flow is required to be applied toward prepayment of the related Mortgage Loan and on which any such Mortgage Loan begins accruing Excess Interest.

               The term "ARD Loan" shall have the meaning assigned thereto in the Pooling and Servicing Agreement.

               The term "Environmental Site Assessment" shall mean a Phase I environmental report meeting the requirements of the American Society for Testing and Materials, and, if in accordance with customary industry standards a reasonable lender would require it, a Phase II environmental report, each prepared by a licensed third party professional experienced in environmental matters.

               The term "Excess Cash Flow" shall mean the cash flow from the Mortgaged Property securing an ARD Loan after payments of interest (at the Mortgage Interest Rate) and principal (based on the amortization schedule), and
(a) required payments for the tax and insurance fund and ground lease escrows fund, (b) required payments for the monthly debt service escrows, if any, (c) payments to any other required escrow funds and (d) payment of operating expenses pursuant to the terms of an annual budget approved by the Servicer and discretionary (lender approved) capital expenditures.

               The term "Excess Interest" shall mean any accrued and deferred interest on an ARD Loan in accordance with the following terms. Commencing on the respective Anticipated Repayment Date each ARD Loan (pursuant to its existing terms or a unilateral option, as defined in Treasury Regulations under
Section 1001 of the Code, in the Mortgage Loans exercisable during the term of the Mortgage Loan) generally will bear interest at a fixed rate (the "Revised Rate") per annum equal to the Mortgage Interest Rate plus a percentage specified in the related Mortgage Loan documents. Until the principal balance of each such Mortgage Loan has been reduced to zero (pursuant to its existing terms or a unilateral option, as defined in Treasury Regulations under Section 1001 of the Code, in the Mortgage Loans exercisable during the term of the Mortgage Loan), such Mortgage Loan will only be required to pay interest at the Mortgage Interest Rate and the interest accrued at the excess of the related Revised Rate over the related Mortgage Interest Rate will be deferred (such accrued and deferred interest and interest thereon, if any, is "Excess Interest").

               The term "in reliance on" shall mean that:

                      (a) the Seller has examined and relied in whole or in part upon one or more of the specified documents or other information in connection with a given representation or warranty;

                      (b) that the information contained in such document or
               otherwise obtained by the Seller appears on its face to be consistent in all material respects with the substance of such representation or warranty;

                      (c) the Seller's reliance on such document or other
               information is consistent with the standard of care exercised by prudent lending institutions originating commercial mortgage loans; and

                      (d) although the Seller is under no obligation to verify
               independently the information contained in any document specified as being relied upon by it, the Seller believes the information contained therein to be true, accurate and complete in all material respects and has no actual knowledge of any facts or circumstances which would render reliance thereon unjustified without further inquiry.

               The term "Mortgage Interest Rate" shall mean the fixed rate of interest per annum that each Mortgage Loan bears as of the Cut-off Date.

               The term "Permitted Encumbrances" shall mean:

                      (a) the lien of current real property taxes, water
               charges, sewer rents and assessments not yet delinquent or accruing interest or penalties;

                      (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record acceptable to mortgage lending institutions generally and referred to in the related mortgagee's title insurance policy;

                      (c) other matters to which like properties are commonly
               subject, and

                      (d) the rights of tenants, as tenants only, whether under
               ground leases or space leases at the Mortgaged Property.

                       which together do not materially and adversely affect the
               related Mortgagor's ability to timely make payments on the related Mortgage Loan, which do not materially interfere with the benefits of the security intended to be provided by the related Mortgage or the use, for the use currently being made, the operation as currently being operated, enjoyment, value or marketability of such Mortgaged Property, provided, however, that, for the avoidance of doubt, Permitted Encumbrances shall exclude all pari passu, second, junior and subordinated mortgages but shall not exclude mortgages that secure Mortgage Loans that are cross-collateralized with other Mortgage Loans.

               Other. For purposes of these representations and warranties, the term "to the Seller's knowledge" shall mean that no officer, employee or agent of the Seller responsible for the underwriting, origination or sale of the Mortgage Loans or any servicer that has serviced the Mortgage Loan on behalf of the Seller, believes that a given representation or warranty is not true or inaccurate based upon the Seller's reasonable inquiry and during the course of such inquiry, no such officer, employee or agent of the Seller has obtained any actual knowledge of any facts or circumstances that would cause such person to believe that such representation or warranty was inaccurate. Furthermore, all information contained in documents which are part of or required to be part of a Mortgage File shall be deemed to be within the Seller's knowledge. For purposes of these representations and warranties, the term "to the Seller's actual knowledge" shall mean that a director, officer, employee or agent of the Seller responsible for the underwriting, origination and sale of the Mortgage Loans does not actually know of any facts or circumstances that would cause such person to believe that such representation or warranty was inaccurate.

                                   SCHEDULE I

          MORTGAGE LOANS FOR WHICH A LENDER'S ENVIRONMENTAL POLICY WAS
              OBTAINED IN LIEU OF AN ENVIRONMENTAL SITE ASSESSMENT

                                     None.

                                   SCHEDULE II

                          MORTGAGED PROPERTY FOR WHICH
                      ENVIRONMENTAL INSURANCE IS MAINTAINED

                                     None.

                                    EXHIBIT C

                                   EXCEPTIONS

   CIBC Inc. Exceptions to Representations and Warranties - JPMCC 2007-CIBC19
   --------------------------------------------------------------------------


Rep. #
------

4. Loan Nos. 4, 87 and 23 (Green Hills Corporate Center, Cumberland Tech and ABB Automation, Inc.) - Seller's title to the Mortgage Loan is subject to certain rights of the holder of the related CBA-MezzCap B Note (as defined in Representation #6 below).

5. Loan No. 71 (535 Broadway) - The related Mortgagor is comprised of three individual persons, jointly and severally, as tenants in common, and is not an entity organized under the laws of the United States of America.

6. The following applies to each of the Mortgage Loans listed below: The related Mortgaged Property also secures indebtedness in the amount noted below (the "CBA-MezzCap B Note"), each of which CBA-MezzCap B Notes were sold as of the closing date of the related Mortgage Loan to CBA-Mezzanine Capital, LLC or an affiliate thereof. Each such CBA-MezzCap B Note is secured by the Mortgage, and is subordinate to the Mortgage Loan being sold hereby pursuant to an Intercreditor Agreement, a copy of which is included in the Mortgage File. A failure to make a payment due under a CBA-MezzCap B Note constitutes a default under the related Mortgage Loan.


               Loan No. 4 (Green Hills Corporate Center) -$4,000,000 B Note

               Loan No. 87 (Cumberland Tech Center) - $730,000.00 B Note

               Loan No. 23  (ABB  Automation, Inc.) - $1,862,500.00 B Note

        Loan No. 84 (The Fremont Building) - The related Mortgaged Property also secures 2 promissory notes in the original aggregate principal amounts of $1,240,000 (the "Fremont Subordinate Notes") in favor of The Redevelopment Agency of the City of Sacramento and the Sacramento Housing and Redevelopment Agency (collectively, the "Agency"), each of which notes is secured by a deed of trust encumbering the Mortgaged Property (collectively, the "Fremont Subordinate Mortgages"). The Fremont Subordinate Notes and Fremont Subordinate Mortgages were entered into in connection with financing obtained by the Mortgagor's predecessor in interest from the Agency in connection with its development of the Mortgaged Property. In connection with such financing, Mortgagor's predecessor in interest also entered into 2 regulatory agreements with the Agency which provide for affordable housing requirements which currently apply to the Mortgaged Property. The Fremont Subordinate Mortgages are subordinate to the Mortgage pursuant to a Consent and Subordination Agreement executed by the Agency.

        Loan No. 41 (9400 Shea Boulevard) - Before the current improvements were constructed, the sole use of the Mortgaged Property was parking, and an easement agreement (the "Easement") was executed for the benefit of a neighboring parcel that granted users of that parcel the exclusive right to park on a portion of the Mortgaged Property. As a result of the construction of the improvements, the parking area was relocated to another portion of the Mortgaged Property (referred to as "Phase II" of the Mortgaged Property); Phase II remains undeveloped at this time, but is also burdened by the Easement. Affiliates of the Mortgagor intend to develop Phase II and, in connection with that development, entered into negotiations with the owner of the property benefited by the Easement in order to agree on terms for an eventual termination of the Easement. Pursuant to those negotiations, the Easement holder agreed (subject to receipt of approval from the holder of the mortgage on the Easement holder's property) to release the entire Mortgaged Property from the Easement upon satisfaction of the following: (i) Mortgagor pays the Easement holder $1,000,000 (the "Payment"), and (ii) Mortgagor constructs replacement parking on the Easement holder's property. The related Mortgage encumbers both the developed portion of the Mortgaged Property and Phase II (which is developed only with the parking area) as security for this Mortgage Loan; the Mortgage obligates the holder of the Mortgage to release Phase II from the lien of the Loan Documents only upon the completion of Mortgagor's obligations under the Easement (or, if the termination agreement is approved, upon completion of the replacement parking on the Easement holder's property). $200,000 on account of the Payment was reserved under the related Mortgage at the closing of the Mortgage Loan, to be released when the termination agreement is executed and delivered by the Easement holder and its mortgagee; when all other conditions precedent to the release of the "Stabilization Reserve" (as defined in the Mortgage) are satisfied, funds that would otherwise have been disbursed to the Mortgagor will instead be applied first to pay the remaining portion of the Payment, and thereafter, for the costs of construction of the replacement parking on the Easement holder's property. Also, the principals of the Mortgagor are personally liable for the Payment and for the construction obligations referenced above.

        Loan No. 57 (Value City) - Pursuant to the lease (the "Primary Lease") between the Mortgagor and of the sole tenant at the Mortgaged Property (the "Primary Tenant"), upon the occurrence of certain reductions in the financial condition of the Primary Tenant and either receipt of written notice by the holder of the Mortgage Loan or the Mortgagor from the Primary Tenant of the same or delivery of written notice by the holder of the Mortgage Loan or the Mortgagor to the Primary Tenant, the Primary Tenant shall be deemed to have made an irrevocable offer to purchase the Mortgaged Property. Such a purchase offer, if rejected, is deemed remade each quarter until the Primary Tenant's financial condition meets certain tests. Pursuant to the Primary Lease, such purchase offer or remade purchase offer is deemed accepted unless rejected in writing by both the Mortgagor and the holder of the Mortgage Loan jointly within thirty (30) days after the event purchase offer date. Upon the occurrence of an event of default under the Primary Lease, an irrevocable purchase option offer is deemed made by the Primary Tenant. Pursuant to the Primary Lease, any such offer is deemed accepted unless rejected in writing by both the Mortgagor and the holder of the Mortgage Loan jointly within sixty (60) days after the event of default. The purchase price pursuant to any of the foregoing purchase options shall not be less than the outstanding principal balance of the Mortgage Loan plus any prepayment fees or defeasance costs payable under the Mortgage Loan documents. Furthermore, upon the occurrence of a condemnation that would allow the Primary Tenant to terminate the Primary Lease, the Primary Tenant has the right to purchase the Mortgaged Property. The purchase price in connection with such a condemnation shall be not less than the outstanding principal balance of the Mortgage Loan.

                      In addition, pursuant to the Primary Lease, if the Primary Tenant decides that the Mortgaged Property is economically obsolete, the Primary Tenant may substitute the Mortgaged Property for another property owned by the Primary Tenant, subject to the consent of the holder of the Mortgage Loan, which consent shall not be unreasonably withheld. The Mortgage Loan documents contain provisions permitting substitution of the Mortgaged Property, subject to satisfaction of certain requirements set forth therein (including, without limitation, receiving rating agency confirmation that the substitution would not cause a downgrade, withdrawal or qualification of the ratings of the Certificates). The Primary Lease provides that the holder of the Mortgage Loan may withhold its consent if it does not receive rating agency confirmation that the substitution would not cause a downgrade, withdrawal, or qualification of the Certificates.

        Loan No. 148 (20 Research Place) - The related Mortgagor is the landlord under a lease that grants the sole tenant at the related Mortgaged Property (i) an option to purchase the related Mortgaged Property commencing on March 1, 2017 (i.e., the 11th year of the lease term) upon 180 days prior notice to the related Mortgagor and payment of a purchase price equal to the fair market value of the related Mortgaged Property (as determined pursuant to a formula in the lease) together with any prepayment penalties then due to the related Mortgagor's first mortgagee, not to exceed the lesser of 3% of the related Mortgaged Loan and $300,000.00 and (ii) during or prior to the 11th year of the lease term (on or before March 1, 2017) a right of first offer to purchase the related Mortgaged Property in the event the related Mortgagor elects to sell the related Mortgaged Property. March 1, 2017 is the maturity date of this Mortgage Loan. The related Mortgagor shall deliver a notice to the tenant of its intent to sell, and tenant shall have 14 days to notify the related Mortgagor of its decision to purchase the related Mortgaged Property for a purchase price equal to the fair market value (as determined pursuant to a formula in the lease) together with any prepayment penalties then due to the related Mortgagor's first mortgagee, not to exceed the lesser of 3% of the related Mortgaged Loan and $300,000.00. The sole tenant is a permitted transferee under the related Mortgage Loan documents.

        Loan No 27 (Hotel Indigo) - Intercontinental Hotels Group Resources, Inc. ("IHG"), the franchisor and manager of the related Mortgaged Property, has (i) an option to purchase the related Mortgage Property if the related Mortgagor elects to sell the related Mortgaged Property and
        (ii) a right of first refusal in the event the related Mortgagor receives an offer to purchase the related Mortgaged Property. At closing, the Seller, the related Mortgagor and IHG entered into a tri-party agreement wherein IHG agreed that the right of first refusal will not apply to a foreclosure action or deed-in-lieu of foreclosure (a "Foreclosure Transfer") or the first conveyance of title to the related Mortgaged Property following a Foreclosure Transfer.

        Loan No. 242 (Rite Aid - Shreveport, LA) - The related Mortgagor is the landlord under a lease that grants the tenant a right of first refusal to purchase the related Mortgaged Property if the related Mortgagor receives a bona fide offer to purchase the related Mortgaged Property.

        Loan No. 6 (Crowne Plaza Metro Chicago) - The related Mortgage Loan is secured by a fee and leasehold mortgage encumbering the related Mortgagor's fee estate in the related Mortgaged Property and the related Mortgagor's subleasehold estate in the related Mortgaged Property. The related Mortgagor's subleasehold estate is created pursuant to a long-term sublease (the "Sublease") between an Illinois Land Trust (the "Sublessor"), as the sublessor and ground tenant under a long term ground lease (of which the related Mortgagor is the fee owner/ground lessor) and the related Mortgagor, as the sublessee under the long-term sublease. The Sublessor's leasehold estate in the related Mortgaged Property is subject to a $2,000,000.00 leasehold mortgage (the "Leasehold Mortgage") held by Nationwide Life Insurance Company (the "Leasehold Mortgagee"). At the closing of the Mortgage Loan, the Leasehold Mortgagee executed and delivered an agreement (the "Subordination Agreement") subordinating the Leasehold Mortgage and rights under the loan documents related to the Leasehold Mortgage to (i) the rights of the related Mortgagor as sublessee under the Sublease and
        (ii) the related Mortgage and the rights of the holder of the related Mortgage. The Subordination Agreement was recorded against the related Mortgaged Property at closing.

        Loan No. 6 (Crowne Plaza Metro Chicago) - The Franchisor of the related Mortgaged Property has a right of first offer in respect of the purchase of the related Mortgaged Property if the related Mortgagor elects to sell the related Mortgaged Property.

        Loan No. 97 (Liberty Tree Building) - Charles E. Smith Residential Realty, L.P., a Delaware limited partnership ("Smith"), the owner of the parcel adjacent to the related Mortgaged Property, has a right of first refusal in the event the related Mortgaged Property is sold. In the event the related Mortgagor elects to sell the related Mortgaged Property, the related Mortgagor shall give Smith notice stating the purchase price and the other terms and conditions upon which the related Mortgagor intends to sell the related Mortgaged Property. Smith has ten
        (10) business days after receipt of the notice to accept the offer of sale. If Smith does not accept the offer, the related Mortgaged Property may be sold by related Mortgagor.

7.      Loan Nos. 4, 87, 23, 84, 41, 57, 148, 27, 242, 6 and 97 (Green Hills
        Corporate Center, Cumberland Tech, ABB Automation, Inc., The Fremont Building, 9400 Shea Boulevard, Value City, 20 Research Place, Hotel Indigo, Rite Aid - Shreveport, LA, Crowne Plaza Metro Chicago, Liberty Tree Building) - See exceptions to Representation #6 above.

        The following applies to each of these Mortgage Loans: Because the Mortgage Loan is structured for tax purposes with an indemnity deed of trust ("IDOT"), the guarantor of the related Mortgage Note (instead of the related Mortgagor) is the owner of the related Mortgaged Property and the related Mortgage encumbers such guarantor's fee interest in the related Mortgaged Property:

                      Loan No. 165 (Kaplan Higher Education Building)

                      Loan No. 151 (Cathedral Court Apartments)

                      Loan No. 221 (Belvedere Parking Garage)

                      Loan No. 189 (Regency Furniture)

8.      Loan Nos. 4, 87, 23, 84, 41, 57, 148, 27, 242, 6 and 97 (Green Hills
        Corporate Center, Cumberland Tech, ABB Automation, Inc., The Fremont Building, 9400 Shea Boulevard, Value City, 20 Research Place, Hotel Indigo, Rite Aid - Shreveport, LA, Crowne Plaza Metro Chicago, Liberty Tree Building) - See exceptions to Representation #6 above.

10(a). Loan No. 48 (Bluff at Vista Ridge) - "Waste" has been deleted from the Mortgage Loan documents for the related Mortgage Loan as a non-recourse carve-out.

        Loan No. 138 (Mesa Verde Apartments) - Only Borrower subject to full recourse carve outs.


        Loan No. 46 (Summit Square Center) - Liability for waste is limited to that resulting from intentional misconduct or gross negligence.


12. Loan No. 57 (Value City) - see exception to Representation #6 above regarding substitution of property.

        Loan No. 141 (The Village Walk) - Borrower is permitted to release a portion of the Mortgaged Property (which must be unimproved and non-income producing as of the closing date and as of the release date), provided that such release will not have an adverse effect on the use or operation of the remaining property or improvements (including the use of the property by any tenant) and that the remaining property will have a loan to value ratio of no more than 80% and a Debt Service Coverage Ratio (as defined in the Mortgage Loan documents) of at least 1.20x.

        Loan No. 35 (Kierland Corporate Center Phase I) - Provided no Event of Default is in continuance, the related Mortgagor is permitted to obtain the release of a portion of the Property (described in the related Mortgage and hereinafter referred to as the "Release Parcel") that is currently improved with a parking lot. No payment of principal is required in connection with the release of the Release Parcel, and the Mortgagor is not required to comply with any financial tests, but the remaining property must meet zoning code requirements and a restrictive covenant must be recorded against the Release Parcel stating that any future use of the Release Parcel will not be in violation of any provision with respect to parking, access rights, visibility, restricted uses, site improvements, signage or naming rights contained in any then-existing lease of the remaining Mortgaged Property. As of the closing date of the Mortgage Loan, the release of the Release Parcel would violate parking ratios contained in two of the leases demising premises on the Property if those two leases were still in effect at the time of the release of the Release Parcel and if no additional parking were obtained or created for the Mortgaged Property. In the event that the Release Parcel is released and either such tenant terminates its lease as a result, the related Mortgagor (as lessor) and the indemnitors with respect to this Mortgage Loan (as lessees) are required to enter into a master lease with respect to the terminated space(s), for rents equal to that payable under the terminated lease(s) and for a term ending on the earlier to occur of 5 years after commencement and the commencement of rent under a lease to a tenant in occupancy of the related space.

        Loan No. 6 (Crowne Plaza Metro Chicago) - There is currently located on the related Mortgaged Property a parking lot containing 106 parking spaces (the "Parking Lot Parcel"). The income generated from the Parking Lot Parcel has been included in Seller's underwriting of the related Mortgage Loan. The related Mortgage Loan Documents permit the related Mortgagor to release the Parking Lot Parcel from the lien of the related Mortgage Loan documents upon satisfaction of Seller's standard conditions precedent to the release of a portion of the Mortgaged Property (including, without limitation, the delivery of a REMIC opinion and "no-downgrade letter") plus the following additional conditions precedent:

               (i) the Debt Service Coverage Ratio (as defined in the related Mortgage Loan documents) is at least 1.30:1.0 for the related Mortgage Loan, except that for purposes of calculating Operating Income (as defined in the related Mortgage Loan Documents) Lender shall include only 50% of the trailing twelve month income from parking;

               (ii) the related Mortgagor shall have provided the holder of the Mortgage Loan with evidence reasonably acceptable to a prudent lender that the related Mortgagor has replaced the parking spaces currently located on the Parking Lot Parcel with at least eighty-five (85) parking spaces (the "Replacement Parking"), which Replacement Parking shall be
        (1) either (i) owned by the related Mortgagor, (ii) owned by an affiliate of the related Mortgagor with a perpetual easement and right of use in favor of the related Mortgagor and the related Mortgaged Property (after giving effect to the release of the Parking Lot Parcel), or (iii) controlled by the related Mortgagor through a perpetual easement, (2) for the exclusive use of the related Mortgagor, the related Mortgaged Property and all guests and invitees of the hotel operated at the related Mortgaged Property and (3) located in a single location and within a three (3) block radius of the Mortgaged Property (the foregoing including conditions (1), (2) and (3) are collectively, the "Permanent Replacement Parking Conditions"); provided, however, that related Mortgagor may elect to lease temporary Replacement Parking until such time as the Replacement Parking becomes available on a permanent basis on the related Mortgaged Property, so long as (1) any such lease of parking shall be upon terms and conditions acceptable to a prudent lender, (2) the location of the temporary parking shall be located in a single location and within a three (3) block radius of the related Mortgaged Property and (3) the related Mortgagor shall have provided the holder of the Mortgage Loan with evidence, which would be acceptable to a prudent lender, that from and after the completion of the re-development of the released Parking Lot Parcel all Permanent Replacement Parking Conditions will be satisfied and in no event will the lease for such temporary parking spaces expire prior to the date that all such Permanent Replacement Parking Conditions are satisfied; and

               (iii) the related Mortgagor shall provide the holder of the related Mortgage Loan with evidence acceptable to a prudent lender that the annual expense of maintaining and operating the Replacement Parking shall not exceed the lesser of (y) $290,000.00 or (z) the actual cost incurred by the related Mortgagor in occupying, maintaining and operating the Parking Lot Parcel for the calendar year immediately preceding the date of the Release.

        Loan No. 19 (LG Portfolio) - A release of the individual properties is permitted subject to 115% defeasance of the allocated loan amount for that property(s) and the loan is subject to a minimum DSCR of 1.25x on the remaining collateral.

        Loan No. 204 (Stock Building Supply) - This loan is secured by a property that is leased to a single tenant. The lease to that tenant gives the tenant the right to substitute a replacement property, as more fully set forth in Paragraph 32 of such lease. One of the conditions to the substitution right under the related lease is that the landlord's mortgagee (i.e, the holder of this Mortgage Loan) permit such substitution. In furtherance of this, the related Mortgage Loan documents provide, in Section 1.32 of the related Mortgage, for a right to substitute a replacement property on the conditions more fully set forth in such Mortgage. There is a subordination agreement between the Mortgage Loan Seller and the tenant that expressly acknowledges that the tenant has no rights to offset rents or terminate the lease if the substitution is not approved by the holder of this Mortgage Loan.

        Loan No. 33 (Campus Hill Apartments Portfolio) - The related Mortgage Loan documents permit the release of individual properties pursuant to partial defeasance. Such partial defeasance shall be subject to, among other requirements, (i) the Debt Service Coverage Ratio (as defined in the Mortgage Loan documents) for the Mortgage Loan based on the remaining properties after giving effect to such partial defeasance shall be at least 1.20:1.00, (ii) Mortgagor shall partially defease the Mortgage Loan in an amount equal to the Release Amount (as defined below), (iii) receipt by the holder of the Mortgage Loan of confirmation in writing from the Rating Agencies to the effect that such partial defeasance will not result in a withdrawal, qualification or downgrade of the respective ratings of the Certificates in effect immediately prior to such partial defeasance and (iv) the delivery of a opinion that the defeasance will not cause the Trust to fail to qualify as a REMIC. The "Release Amount" shall mean the dollar amount of the portion of the Mortgage Loan being defeased in connection with the partial defeasance, as designated by Mortgagor, but subject to the following restrictions: the Release Amounts of the individual properties being released as part of such partial defeasance, together with the Release Amounts of all individual properties previously released as part of any previous partial defeasance, shall not exceed (i) twenty-five percent (25%) of the original principal amount of the Mortgage Loan if the Debt Service Coverage Ratio for the Mortgage Loan based on the remaining properties after giving effect to such partial defeasance is at least 1.20:1.00, but less than 1.25:1.00, (ii) fifty percent (50%) of the original principal amount of the Mortgage Loan if such Debt Service Coverage Ratio for the Mortgage Loan based on the remaining properties after giving effect to such partial defeasance is at least 1.25:1.00, but less than 1.30:1.00, or (iii) seventy-five percent (75%) of the original principal amount of the Mortgage Loan if such Debt Service Coverage Ratio for the Mortgage Loan based on the remaining properties after giving effect to such partial defeasance is at equal to or greater than 1.30:1.00.

16. Loan No. 230 (Pathmark Supermarket) - The zoning classification of the related Mortgaged Property is legal non-conforming and the related Mortgagor has not obtained law and ordinance insurance. However, there is only one (1) tenant occupying the related Mortgaged Property and, pursuant to its lease, the tenant is required to obtain and maintain the insurance covering damage to the related Mortgage Property. Further, the sponsor of the related Mortgage Loan has guaranteed any losses, damages or otherwise that may be incurred by Seller as a result of the related Mortgagor's failure to obtain, or failure to cause to be obtained, law and ordinance insurance.


        Loan No. 133 (Frances Way Villas Apartments) - The existing parking at the Mortgaged Property is 5 spaces short of the required 400 spaces. The existing parking can be re-striped to add such additional 5 spaces if necessary and the Mortgagor has covenanted under the Mortgage Loan documents to add such additional 5 spaces if required by applicable governmental authorities.

        Loan No. 41 (9400 Shea Boulevard) - See exception to Representation #6 above.

17. Loan No. 131 (Klein Crossing Shopping Center) - The Related Mortgaged Property consists of Tax Parcel No.'s 123-575-001-0001, 123-575-001-0003, 123-575-001-0004 and 123-575-001-0010. The portion of the related Mortgage Property that is located in Tax Parcel No. 123-575-001-0003 consists of two (2) or more parcels of real estate (approximately 3.284 acres), of which approximately 0.54 acres is not part of the related Mortgaged Property (such portion, the "Outer Parcel"). The related Mortgage Loan documents require the related Mortgagor to use commercially reasonable efforts to (i) cause the Outer Parcel to be separately assessed for Taxes and Other Charges, (ii) cause the Harris County Assessor's Department (the "HCAD") to (a) assign one or more separate tax parcel numbers to the Outer Parcel and (b) redefine the remainder of Tax Parcel No. 123-575-001-0003 as consisting of approximately 2.744 acres and (iii) provide Seller with evidence reasonably satisfactory to Lender that Related Mortgagor has satisfied the immediately foregoing requirements (i) and (ii). In addition, the related Mortgage Loan documents require the related Mortgagor to impound with the holder of the related Mortgage Loan all funds to pay real estates taxes on all of the tax parcels comprising the related Mortgaged Property.


19(a). Loan Nos. 139 and 181 (Villas De Nolana and 2233 Nostrand Avenue) - the engineering reports with respect to these Mortgaged Properties were not prepared within 12 months of the Cut-off Date.

        Loan No. 115 (Creekside Four Office Building) - the engineering report prepared in connection with the closing of the Mortgage Loan recommended immediate repairs of $158,000. Bids totaling $79,475 were provided by third party contractors to perform the immediate repairs identified in the engineering and at the closing of the Mortgage Loan an escrow in the amount of $79,475 was taken for the performance of such immediate repairs.

20.     Loan No. 31 (Holopack International Corp.)

        #20(e): The Ground Lease does not provide that a notice of default or termination of the Ground Lease in connection with such notice of default shall be effective against mortgagee unless such notice of default has been given to such mortgagee; however, the Consent and Subordination Agreement between Mortgagee and the Ground Lessor does require Ground Lessor to give notice to the Mortgagee of any default that the Ground Lessor has actual knowledge of. In addition, the Ground Lease is pursuant to a FILOT (fee in lieu of taxes) arrangement and provides that Borrower (and after an Event of Default under the Mortgage, the Lender) has the right to purchase the property for a $1 and also provides that upon any termination of the Ground Lease, the property is conveyed to the Borrower.

        #20(g): The Ground Lease expires 12/31/2027 and thus does not have have a term extending 20 years beyond the stated maturity date of the related Mortgage Loan; however, the Ground Lease is pursuant to a FILOT (fee in lieu of taxes) arrangement and provides that Borrower (and after an Event of Default under the Mortgage, the Lender) has a right to purchase the property for a $1 at any time and also provides that upon any termination of the Ground Lease, the property is conveyed to the Borrower.

        Loan No. 121 (Trexlertown Marketplace) - Note that there are certain exceptions as a result of provisions in the Ground Lease. Note that the these exceptions were handled by adding both "loss only" and "full recourse" provisions to the Indemnity and Guaranty and a net worth and liquidity requirement on the principal of any party assuming the loan.

        #20(d): Modifications and cancellations of the Ground Lease are binding upon 30 days prior written notice to Leasehold Mortgagee.

        Mitigating Factor: Leasehold Mortgagee does have some cure rights prior to cancellation and mortgage restricts leasehold borrower from modifying lease without consent. Full recourse to guarantor if leasehold borrower voluntarily amends, surrenders or terminates Ground Lease without Lender's prior consent.

        #20(f): Cure period may not be considered sufficient to gain possession of the interest.

        Mitigating Factor: Ground Lease provides cap of 90 days to commence, prosecute and complete foreclosure proceedings. Full recourse to guarantor if leasehold borrower fails to assign its interest in the ground lease to Leasehold Mortgagee or otherwise provide Leasehold Mortgagee with possession and the Ground Lease is terminated as a result of the leasehold borrower's uncured default.

        #20(f): No pick-up lease for termination as a result of rejection in bankruptcy.

        Mitigating Factor: Full recourse to guarantor if Ground Lease is terminated and ground lessor does not provide the Leasehold Mortgagee with a pick up lease.

        $20(i): Ground lessor has consent rights with respect to subtenants.

        Mitigating Factor: "Loss" type recourse to guarantor for amount of lost rents arising from ground lessor rejection of a subtenant if such rejection causes net operating income to fall below that which is required to service the loan.

21. Loan No. 8 (Marriott - Farmington) - The Marriott - Farmington property at 15 Farm Springs Road, Farmington, CT reportedly had one Underground Storage Tank closed in place and another removed. After the closing of the Mortgage Loan, a Phase II investigation was performed which indicated an estimated cost of $24,000.00 to bring the site to closure. The Mortgagor has covenanted to perform the work required to the bring the site to closure and Columbia Sussex Corporation, the parent of the Mortgagor, has indemnified the holder of the Mortgage Loan for any loss, costs or damages incurred by the holder of the Mortgage Loan arising directly or indirectly from or out of any claim in connection with such required work..

        Loan No. 26 (Freehold Mall) - The Freehold Mall property at 3681 Route 9 North, Freehold Township, NJ required the removal of an Underground Storage Tank at an estimated cost of $25,000 and continued bi-annual ground water monitoring at an estimated cost of $150,000 over five years. At the closing of the Mortgage Loan, the Mortgagor established a reserve of $61,250 with the holder of the Mortgage Loan, $31,250 of which is allocated to costs of removal of the underground storage tank and any related remediation, and $30,000 of which is held as a static reserve with respect to the bi-annual ground water monitoring costs until such time as a No Further Action letter is issued. A principal of the Mortgagor has indemnified the holder of the Mortgage Loan for any loss, costs or damages incurred by the holder of the Mortgage Loan due to the failure of the Borrower to perform the bi-annual ground water monitoring until such time as a No Further Action letter is issued with respect to such matter.

22. Loan No. 83 (Bed Bath & Beyond Plaza) - The property insurance with respect to the roof of the improvements at the Mortgaged Property may be on a cash value basis (as opposed to a replacement cost basis). A principal of the Mortgagor has guaranteed, on a recourse basis, any difference between the amount that is payable on a cash value basis and the amount that would be payable if such coverage was on a replacement cost basis.

        Loan No. 23 (ABB Automation, Inc.) - The Mortgaged Property is leased to a single tenant and such tenant maintains the insurance with respect to the Mortgaged Property. The liability insurance maintained by such tenant has a deductible of $250,000; however, the parent of such tenant had an investment grade credit rating as of the date of the origination of the Mortgage Loan.

        Loan No. 204 (Stock Building Supply) - The Mortgaged Property is leased to a single tenant and such tenant maintains the insurance with respect to the Mortgaged Property. The lease with such single tenant is guaranteed by a guarantor with a net worth in excess of $500,000,000 as of the closing of the Mortgage Loan. Such tenant does not maintain terrorism insurance; however, the tenant may not abate rent or terminate the lease in connection with a casualty. The property insurance maintained by such tenant has a deductible of $150,000 and the certificates for the liability insurance maintained by such tenant are silent with respect to deductibles; however, a principal of the Mortgagor has guaranteed, on a recourse basis, any failure of the tenant to pay such deductibles. Law and ordinance insurance is not maintained with respect to certain setback violations; however, the improvements may be rebuilt to their existing condition if rebuilt within 2 years of any damage to the improvements and the tenant is required under its lease to restore any such damage within 1 year of the occurrence of such damage.

        Loan No. 25 (Plaza de Hacienda) - The insurable value of the improvements at the entire Mortgaged Property is approximately $16,000,000, of which approximately $6,000,000 is attributed to the building at the Mortgaged Property leased to Smith's Food & Drug Centers, Inc. (the "Food 4 Less Building"). The property insurance and liability insurance maintained with respect to the Food4Less Building have deductibles of $1,000,0000 and $2,000,000, respectively; however, the lease with Smith's Food & Drug Centers, Inc. does not permit the tenant to abate rent during any restoration in connection with a casualty, and a principal of the Mortgagor has guaranteed to the holder of the Mortgage Loan, on a recourse basis, the payment of such property insurance deductible in excess of $10,000 with respect to the Food 4 Less Building and such liability insurance deductible with respect to the Food 4 Less Building.

        Loan No. 230 (Pathmark Supermarket) - The liability insurance maintained with respect to the Mortgaged Property has a deductible of $750,000; however, a principal of the Mortgagor has guaranteed, on a recourse basis, any failure of the Borrower to pay such deductible.

        Loan No. 165 (Kaplan Higher Education) - The property insurance and liability insurance maintained with respect to the Mortgaged Property have deductibles of $100,000 and $500,000, respectively; however, a principal of the Mortgagor has guaranteed, on a recourse basis, any failure of the Borrower to pay such deductibles.

        Loan No. 182 (Circuit City) - The Mortgaged Property is leased to a single tenant. The insurance maintained by such tenant has the following with characteristics: (a) terrorism coverage is excluded; however, the Mortgagor is maintaining business income and liability insurance with respect to the Mortgaged Property and terrorism coverage is provided under such policies, (b) there is no mention as to whether there is Coinsurance or an Agreed Amount endorsement and (c) there is a $100,000 property insurance deductible and 5% windstorm insurance deductible. In connection with a casualty, the tenant under such lease is required to restore the premises or pay the proceeds over to the landlord.

        Loan No. 104 (Outpost - Lake Placid, NY) - The property insurance maintained by the tenant Price Chopper with respect to the portion of the Mortgaged Property which it occupies is part of a $500,000,000 blanket policy and has a deductible of $250,000; however, a principal of the Mortgagor has guaranteed, on a recourse basis, any failure of the Borrower to pay such deductible.

        Loan No. 100 (Harper Collins) - The Mortgaged Property is leased to a single tenant. The property insurance and liability insurance maintained by such tenant with respect to the Mortgaged Property have deductibles of $250,000 and $500,000 (per occurrence), respectively; however, the lease to such tenant does not permit the tenant to abate rent or terminate the lease in connection with a casualty and such lease is guaranteed by the tenant's parent which had an investment grade credit rating as of the closing of the Mortgage Loan. The Mortgage Loan documents provide that such insurance may be maintained in satisfaction of the insurance requirements under the Mortgage Loan documents so long as the tenant's parent maintains an investment grade credit rating.

        Loan Nos. 8 and 11 (Marriott - Farmington and Marriott - Memphis) - The following applies to each of these Mortgage Loans: $100,000 deductibles are permitted for all coverages. In addition, for so long as Columbia Sussex Corporation is in control of the Mortgagor, the Mortgagor may have deductibles or self-insured retention of up to $1,000,000 provided that the Mortgagor and an affiliate of Mortgagor shall remain liable to the holder of the Mortgage Loan for any shortfall between the amount actually paid under any such policies and the amount that would have been paid if the deductibles were $100,000.

        Loan Nos. 57 (Value City) - Value City Department Stores, LLC, successor by merger to Value City Department Stores, Inc. ("Value City") is the sole tenant at the Mortgaged Property. The Mortgage Loan documents provide that compliance with the insurance requirements of the lease at the Mortgaged Property with Value City (the "Value City Lease") shall be deemed compliance with the insurance requirements of the Mortgage Loan documents. Various insurance requirements under the Value City Lease do not meet the insurance requirements under Representation # 22; however, Value City is not permitted under the Value City Lease to terminate the Value City Lease or abate rent as a result of a casualty.

        Loan No. 28 (GE - Cleveland, TN) - For so long as General Electric is the tenant, the deductibles on the property and liability insurance will not be required to be disclosed (as such there is no way to know the deductible amounts); however the tenant is responsible for the payment of such deductibles and such tenant had an investment grade credit rating as of the closing of the Mortgage Loan.

        Loan No. 92 (River Ranch Apartments) - The related Mortgaged Property is insured under an insurance policy issued by United States Fire Insurance Company in connection with the related Mortgagor's property insurance policy and such shall maintain the rating of at least BBB+ from Standard and Poor's.

        Loan No. 242 (Rite Aid - Shreveport, LA) - Tenant's insurance requirements under its lease has been accepted for all or part of lender's standard insurance requirements. So long as Rite Aid is Tenant under the Rite Aid Lease, Lender shall accept the coverage provided by Rite Aid as of the date of Closing and as further reflected in the certificates of property insurance, liability insurance and flood insurance attached to the Related Mortgage at Exhibit D. Under the terms of the Related Mortgage, any Replacement Tenant under a Replacement Lease will be subject to the standard insurance deductibles under the loan documents.

        Loan No. 143 (9039 Sunset Boulevard) - The related Mortgaged Property is insured under an insurance policy issued by Affiliated FM Insurance Company in connection with the related Mortgagor's property insurance policy. The Mortgage Loan documents provide that such insurer shall be an acceptable insurer so long as such insurer maintains the rating of at least BBB from Standard and Poor's.

        Loan No. 85 (AT&T Center - Dallas, TX) - The Mortgaged Property is leased to a single tenant and such tenant maintains the insurance with respect to the Mortgaged Property. The related Mortgaged Property is insured under an insurance policy issued by American Ridge Insurance Company in connection with the related Mortgagor's property insurance policy and such insurer is not rated by Standard and Poor's, Moody's, Fitch or A.M. Best Company. Such property insurance policy is for $5,000,000 of excess coverage over the first $10,000,000 of property coverage (the initial principal amount of the Mortgage Loan is approximately $12,000,000).

        Loan No. 83 (Bath & Beyond Plaza) - The windstorm coverage maintained with respect to the Mortgaged Property has a deductible of 5% of the insurable value of the Mortgaged Property, subject to a minimum deductible of $421,600.

        Loan No. 152 (Eustis Shoppes - Eustis, FL) - The windstorm coverage maintained with respect to the Mortgaged Property has a deductible of 10% of the insurable value of the Mortgaged Property.

        Loan No. 242 (Rite Aid - Shreveport, LA) - The windstorm coverage maintained with respect to the Mortgaged Property has a deductible of $500,000.

30. Loan Nos. 4 and 23 (Green Hills Corporate Center and ABB Automation, Inc.) - See exceptions to Representation #6 above.

        Loan No. 41 (9400 Shea Boulevard) - In connection with the termination of an easement on the Mortgaged Property, Borrower has certain obligations more fully described in the exception to Representation #6 above.

32. Loan Nos. 4, 87 and 23 (Green Hills Corporate Center, Cumberland Tech, ABB Automation, Inc. and Fremont Building) - See exceptions to Representation #6 above.

        The following applies to each of the Mortgage Loans listed below:
        Holders of direct or indirect equity interests in the Mortgagor have pledged their direct or indirect interests in the Mortgagor to secure a mezzanine loan (a "Mezzanine Loan"). In connection with such Mezzanine Loan, the Seller and the mezzanine lender entered into an intercreditor agreement, a copy of which is included in the related Mortgage File.

               Loan No. 4 (Green Hills Corporate Center)

               Loan No. 12 (Harrisburg Portfolio)

        The following applies to each of the Mortgage Loans listed below: The related Mortgage provides that direct or indirect equity interests in the related Mortgagor may be pledged as security for indebtedness of the owners of direct or indirect equity interests in the related Mortgagor, under certain conditions more fully set forth in the related Mortgage (including, without limitation, limits on the maximum aggregate loan-to-value ratio (inclusive of both the Mortgage Loan and such mezzanine indebtedness) and the minimum debt service coverage ratio (inclusive of both the Mortgage Loan and such mezzanine indebtedness) and the requirement of an intercreditor agreement satisfactory to the holder of the Mortgage Loan).

                      Loan No. 14   (Peatree Square)

                      Loan No. 26   (Freehold Mall)

                      Loan No. 58 (Towne Square Shopping Center)

                      Loan No. 73   (Bridgestone Building)

                      Loan No. 91   (Filene's Basement)

                      Loan No. 100 (Harper Collins)

                      Loan No. 102 (Lake Park Outlets)

                      Loan No. 127 (Holiday Inn North Haven)

                      Loan No. 132 (Plaza North Shopping Center)

                      Loan No. 191 (Shoppes at Higley Village)

                      Loan No. 219 (AFW Building)

                      Loan No. 238 (La Carre Apartments)

                      Loan No. 192 (Met Life Building)

                      Loan No. 41   (9400 Shea Boulevard)

                      Loan No. 131 (Klein Crossing Shopping Center)

                      Loan No. 228 (O'Connor Crossing)

                      Loan No. 79   (The Meadows Phase II)

                      Loan No. 186 (Central Park East)

                      Loan No. 53 (San Mar Plaza Shopping Plaza)

                      Loan No. 166 (Crown Point Office)

                      Loan No. 29   (Embassy Suites - PHX)

                      Loan No. 56   (Prien Lake Plaza)

                      Loan No. 50   (The Greentree Place Apartments)

                      Loan No.77 (Carlton Hotel - South Beach) (note that the Mortgage Loan documents for this Mortgage Loan limit the amount of the mezzanine loan to not more than 10% of the appraised value of the Mortgaged Property (in lieu of limits on maximum aggregate loan-to-value ratio and minimum aggregate debt service coverage ratio)

                      Loan No. 33 (Campus Hill Apartments Portfolio)

        Loan No. 31 (Holopack International Corp.) - The Mortgage Loan Documents provide that the sale or transfer of stock or interest in (or any mergers between) the following affiliates of Mortgagor: (i) Corporate Property Associates 14 Incorporated, (ii) Corporate Property Associates 15 Incorporated, (iii) Corporate Property Associates 12 Incorporated,
        (iv) Corporate Property Associates 16-Global Incorporated, (v) W.P. Carey & Co. LLC, (vi) any entity which is controlled, as of the date of such sale or transfer of stock or interest or merger, pursuant to an advisory agreement, by W.P. Carey & Co. LLC or Carey Asset Management Corp. (so long as Carey Asset Management Corp. is a wholly owned subsidiary of W.P. Carey & Co. LLC) (each of the entities in the foregoing clauses (i) through (vi) are hereinafter referred to as a member of the "Carey Group") or (vii) any wholly owned subsidiary of a member of the Carey Group (a "Carey Member Subsidiary"), shall not require the consent of the holder of the Mortgage Loan so long as the applicable company whose stock or interest is being sold or transferred (or (x) the surviving entity in the case of a merger among members of the Carey Group or (y) the parent of the surviving entity in the case of a merger between a Carey Member Subsidiary and a member of the Carey Group if the surviving entity is the Carey Member Subsidiary) is required to file, with respect to the equity interests of such company, periodic reports with the Securities and Exchange Commission under
        Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended.

        Loan No. 26 (Freehold Mall) - The Mortgage Loan permits a change of control of the Mortgagor, in the event that the original Principal is no longer alive and competent, to certain relatives who were pre-approved by the holder of the Mortgage Loan and defined in the Mortgage as an "Approved Control Party." The original "Principal" is defined as Philip Pilevsky. "Approved Control Party" shall mean Philip Pilevsky, as long as he is alive and competent, and if he is not, then it shall mean Sheila Levine, Michael Pilevsky and Seth Pilevsky, individually or collectively, or any entity which is controlled directly or indirectly by such party. The Mortgage Loan also permits a change of control of the Mortgagor in the event of a transfer to a real estate investment trust having assets of not less than $250 million, the equity securities of which are publicly traded on a United States exchange (or to the "operating partnership" of such real estate investment trust) or its wholly owned.

        Loan No. 192 (Met Life Building) - The Mortgage Loan permits a change of control of the Mortgagor, in the event that the original Principal is no longer alive and competent, to certain relatives who were pre-approved by the holder of the Mortgage Loan and defined in the Mortgage as an "Approved Control Party." The original "Principal" is defined as Philip Pilevsky. "Approved Control Party" shall mean Philip Pilevsky, as long as he is alive and competent, and if he is not, then it shall mean Heidi Leifer, Sheila Levine, Michael Pilevsky, or Seth Pilevsky, individually or collectively, or any entity which is controlled directly or indirectly by such party. The Mortgage Loan also permits a change of control of the Mortgagor in the event of a transfer to a real estate investment trust having assets of not less than $250 million, the equity securities of which are publicly traded on a United States exchange (or to the "operating partnership" of such real estate investment trust) or its wholly owned subsidiary.

               The property is owned 50/50 by two tenant-in-common owners ("Metlife TIC Owners"). One of the Metlife TIC Owners is a reverse 1031 entity which is owned by the reverse exchange company pending completion of the reverse exchange transaction. The documents require and permit the reverse exchange company to transfer its interest back to the non-exchange Metlife TIC Owner by way of a transfer of all of its membership interests to the owner of such non-exchange Metlife TIC Owner or by a direct transfer of its interest in the property to such non-exchange Metlife TIC Owner, upon compliance with the provisions of the mortgage.

        Loan No. 25 (Plaza de Hacienda) - The property is owned by three tenant-in-common owners ("Hacienda TIC Owners"). One of the Hacienda TIC Owners is a reverse 1031 entity which was owned at the closing of the Mortgage Loan by the reverse exchange company pending completion of the reverse exchange transaction. The Mortgage Loan Documents permit the reverse exchange company to transfer its interest in such Hacienda TIC Owner to an entity controlled by the Mortgage Loan's non-recourse carveout guarantor upon compliance with the related provisions of the Mortgage.

        Loan No. 28 (GE - Cleveland, TN) - The Mortgage Loan documents provide that the Mortgaged Property may be transferred to a governmental authority and leased back to the Borrower, with the underlying GE lease thereupon becoming a sublease, to effectuate a PILOT transaction provided that the requirements of the mortgage are complied with and the transaction will not have any adverse on the Borrower, the Property, Lender's lien or the value of the Property as security for the Loan.

        Loan No. 53 (San Mar Plaza Shopping Center) - The related Mortgage Loan documents permit an affiliate of Kimco Realty Corporation, the investor partner of the Mortgagor, to take sole control of the Mortgagor.

        Loan No. 56 (Prien Lake Plaza) - The related Mortgage Loan documents permit an affiliate of Kimco Realty Corporation, the investor partner of the Mortgagor, to take sole control of the Mortgagor.

35.     Loan Nos. 19 and 33 (LG Portfolio and Campus Hill Apartments Portfolio)
        - See exceptions to Representation #12 above.

37. Loan Nos. 130 and 133 (Pathmark Supermarket and Frances Way Villas Apartments) - See exceptions to Representation #16 above.

40. Loan Nos. 8 and 11 (Marriott - Farmington and Marriot - Memphis) - The following applies to each of these Mortgage Loans: In Section 1.06 of the Mortgage Note, Lender agrees that, when Lender first gives notice of any past-due Monthly Payment Amount (including, without limitation, by listing such amounts on a statement of account or other listing of sums due under the Note, or by charging a late charge or assessing interest at the Default Interest Rate with respect to the Note), then Borrower shall have three (3) business days from the date of such notice to pay such past-due Monthly Payment Amount (which payment must be in immediately available funds) together with any late charges or interest at the Default Interest Rate which may be due, and Lender's acceptance of such payment shall cure the Event of Default caused by Borrower's failure timely to make such payment, provided, however, that Lender shall not be obligated to accept a tender of such past-due Monthly Payment Amount if any other Event of Default was continuing on the Payment Date on which such Monthly Payment Amount was due, and provided, further, that nothing herein shall obligate Lender to give such notice. During a Sweep Period (as defined in the Cash Management Agreement), Borrower shall be deemed to have made the payment due on a Payment Date if, within such grace period, (a) funds in an amount equal to or greater than the Monthly Payment Amount are on deposit in the Monthly Debt Service Subaccount (as defined in the Cash Management Agreement), (b) no Event of Default then exists and is continuing, and (c) such funds may lawfully be transferred from the Deposit Bank (as defined in the Cash Management Agreement) by either Lender or the Servicer (as defined in the Cash Management Agreement). Capitalized terms not defined in this paragraph shall have the meaning given to such terms in the related Mortgage Note.

        Loan No. 53 (San Mar Plaza Shopping Center) - The Mortgage Loan Seller has entered into a "consent agreement" with Kimco Preferred Investor XXXVI, Inc. (an affiliate of Kimco Realty Corporation), the investor partner of Mortgagor, pursuant to which the investor partner has a right to notice of any failure to make a payment as/when due, and the right to cure such event of default within 2 business days after notice. The due date is the 1st of the month, with 5 days' grace period, before the notice can be given.

        Loan No. 56 (Prien Lake Plaza) - The Mortgage Loan Seller has entered into a "consent agreement" with Kimco Preferred Investor LXVIII Business Trust ( an affiliate of Kimco Realty Corporation), the investor member of Mortgagor, pursuant to which the investor partner has a right to notice of any failure to make a payment as/when due, and the right to cure such event of default within 2 business days after notice. The due date is the 1st of the month, with 5 days' grace period, before the notice can be given.

42. Loan Nos. 8 and 11 (Marriot - Farmington and Marriott - Memphis) - The following applies to each of these Mortgage Loans: The Mortgage Loan documents provide that in the event that terrorism insurance rates rise significantly or such coverage is not available with an all-risk policy, then the cost of the annual premium associated with terrorism insurance that the Mortgagor shall be required to incur shall be limited to 200% of the cost of the then current premium for all-risk casualty insurance without terrorism coverage.

        Loan No. 57 (Value City) - Terrorism insurance has been waived.

        Loan No. 13 (Bronx Apartment Portfolio) - While Borrower shall be required to purchase all-risk insurance (including terrorism coverage), in the event that terrorism insurance rates rise significantly or such coverage is not available with an all-risk policy, Lender shall limit the cost of the annual premium associated with terrorism insurance to 200% of the cost of the then current premium for all-risk casualty insurance without terrorism coverage. In the event that the 200% limit does not enable to Borrower to purchase full terrorism coverage, Borrower shall purchase the maximum amount of terrorism coverage available with said amount.

        Loan No. 19 (LG Portfolio) - The Related Mortgagor is obligated to maintain terrorism insurance. However, the Related Mortgagor is not obligated to incur a cost for any such terrorism insurance that is in excess of 150% of the cost for such terrorism insurance during the first year of the loan term.

        Loan No. 112 (Empire Distributors of North Carolina) - Waiver of terrorism coverage and a principal of the Mortgagor is liable for losses suffered as a result of not maintaining terrorism insurance.

        Loan No. 83 (Bed Bath & Beyond Plaza) - The related Mortgagor is obligated to maintain terrorism insurance. However, the related Mortgagor is not obligated to incur a cost for any such terrorism insurance that is in excess of two (2) times the cost of the required "all-risk" insurance for the annual policy period.

        Loan No. 80 (Millennium Plaza) - The related Mortgagor is obligated to maintain terrorism insurance. However, the related Mortgagor is not obligated to incur a cost for any such terrorism insurance that is in excess of two (2) times the cost of the required "all-risk" insurance for the annual policy period.

        Loan No. 115 (Creekside Four Office Building) - The Related Mortgagor is obligated to maintain terrorism insurance. However, the Related Mortgagor is not obligated to incur a cost for any such terrorism insurance that is in excess of one (1) times the cost of the required "all-risk" insurance for the annual policy period.

        Loan No. 151 (Cathedral Court Apartments) - The Related Mortgagor is obligated to maintain terrorism insurance. However, the Related Mortgagor is not obligated to incur a cost for any such terrorism insurance that is in excess of two (2) times the cost of the required "all-risk" insurance for the annual policy period.

        Loan No. 221 (Belvedere Parking Garage) - The Related Mortgagor is obligated to maintain terrorism insurance. However, the Related Mortgagor is not obligated to incur a cost for any such terrorism insurance that is in excess of two (2) times the cost of the required "all-risk" insurance for the annual policy period.

        Loan No. 54 (59 Temple Place) - The Related Mortgagor is obligated to maintain terrorism insurance. However, the Related Mortgagor is not obligated to incur a cost for any such terrorism insurance that is in excess of two (2) times the cost of the required "all-risk" insurance for the annual policy period.

        Loan No. 230 (Pathmark Supermarket) - The related Mortgagor has not obtained insurance covering acts of terrorism. However, there is only one (1) tenant occupying the related Mortgaged Property and pursuant to its lease the tenant is required to obtain and maintain the insurance covering any damage to the related Mortgage Property

        Loan No. 204 (Stock Building Supply) - See exception to Representation #22 above regarding terrorism insurance.

        Loan No. 33 (Campus Hill Apartments Portfolio) - The Mortgage Loan documents provide that in the event that terrorism insurance rates rise significantly or such coverage is not available with an all-risk policy, then the cost of the annual premium associated with terrorism insurance that the Mortgagor shall be required to incur shall be limited to 200% of the cost of the then current premium for all-risk casualty insurance without terrorism coverage.

                                    EXHIBIT D

                          FORM OF OFFICER'S CERTIFICATE

               I, [______], a duly appointed, qualified and acting [______] of CIBC Inc., a Delaware corporation (the "Company"), hereby certify as follows:

1. I have examined the Mortgage Loan Purchase Agreement, dated as of June 14, 2007 (the "Agreement"), between the Company and J.P. Morgan Chase Commercial Mortgage Securities Corp., and all of the representations and warranties of the Company under the Agreement are true and correct in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

2. The Company has complied with all the covenants and satisfied all the conditions on its part to be performed or satisfied under the Agreement on or prior to the date hereof and no event has occurred which, with notice or the passage of time or both, would constitute a default under the Agreement.

3. I have examined the information regarding the Mortgage Loans in each Free Writing Prospectus (as defined in the Indemnification Agreement), when read in conjunction with the other Time of Sale Information (as defined in the Indemnification Agreement), the Prospectus, dated March 9, 2007, as supplemented by the Prospectus Supplement, dated June 5, 2007 (collectively, the "Prospectus"), relating to the offering of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-SB, Class A-1A, Class X, Class A-M, Class A-J, Class B, Class C, Class D and Class E Certificates, the Private Placement Memorandum, dated June 5, 2007 (the "Privately Offered Certificate Private Placement Memorandum"), relating to the offering of the Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class P, Class Q and Class NR Certificates, and the Residual Private Placement Memorandum, dated June 5, 2007 (together with the Privately Offered Certificate Private Placement Memorandum, the "Private Placement Memoranda"), relating to the offering of the Class R and Class LR Certificates, and nothing has come to my attention that would lead me to believe that any Free Writing Prospectus, including any diskette attached thereto, when read in conjunction with the other Time of Sale Information, as of the Time of Sale (as defined in the Indemnification Agreement) or as of the date hereof, the Prospectus, as of the date of the Prospectus Supplement or as of the date hereof, or the Private Placement Memoranda, as of the date of the Private Placement Memoranda or as of the date hereof, included or includes any untrue statement of a material fact relating to the Mortgage Loans or in the case of any Free Writing Prospectus, when read in conjunction with the other Time of Sale Information, omitted or omits to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading.


               Capitalized terms used herein without definition have the meanings given them in the Agreement.

               IN WITNESS WHEREOF, I have signed my name this 14th day of June 2007.

                                               By:_____________________________
                                                  Name:
                                                  Title: